As filed with the Securities and Exchange Commission on March 13, 1997


                                                     1933 Act File No. ________
                                                     1940 Act File No. 811-5399
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM N-2

                        (Check appropriate box or boxes)
|X|      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
| |      Pre-Effective Amendment No. __
| |      Post-Effective Amendment No. __

                  and
| |      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
|X|      Amendment No. 21
                              --------------------

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                Exact Name of Registrant as Specified in Charter

          10 Winthrop Square, Fifth Floor, Boston, Massachusetts 02110
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (617) 350-8610
               Registrant's Telephone Number, including Area Code

                           Richard E. Floor, Secretary
                     The New America High Income Fund, Inc.
                         10 Winthrop Square, Fifth Floor
                           Boston, Massachusetts 02110
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                                 With a copy to:

                           Geoffrey R.T. Kenyon, Esq.
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                           Boston, Massachusetts 02109

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

                              --------------------

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |X|

                              --------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

=========================================================================================================================
                                                       Proposed Maximum        Proposed Maximum
  Title of Securities Being       Amount Being          Offering Price        Aggregate Offering          Amount of
         Registered                Registered             Per Share                  Price             Registration Fee
-------------------------------------------------------------------------------------------------------------------------
Auction Term Preferred Stock,  2,000 shares  (1)        $25,000                   $50,000,000 (1)        $15,152.52
$1.00 par value
=========================================================================================================================

(1)      Estimated solely for the purposes of calculating the filing fee.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                     THE NEW AMERICA HIGH INCOME FUND, INC.

                              CROSS REFERENCE SHEET

                             Pursuant to Rule 495(a)

         Item Number of Form N-2                              Location or Heading in Prospectus
         -----------------------                              ----------------------------------
PART A

  1.     Outside Front Cover...........................       Outside Front Cover Page

  2.     Inside Front and Outside
         Back Cover Page...............................       Inside Front Cover Page; Outside Back Cover Page

  3.     Fee Table and Synopsis........................       Not Applicable

  4.     Financial Highlights..........................       Financial Highlights; Capitalization and Information
                                                              Regarding Senior Securities

  5.     Plan of Distribution .........................       Use of Proceeds; The Investment Adviser;
                                                              Underwriting

  6.     Selling Stockholders..........................       Not applicable

  7.     Use of Proceeds...............................       Use of Proceeds; Capitalization; Investment Objective
                                                              and Policies

  8.     General Description of the Registrant ........       Cover Page; The Fund; Investment Objective and
                                                              Policies; Rating Agency Guidelines-"aaa"/AAA Rating;
                                                              Risk Factors and Special Considerations; Description of
                                                              ATP; Description of Common Stock; Appendix A -
                                                              Certain Investment Practices

  9.     Management....................................       The Fund; Board of Directors; The Investment
                                                              Adviser; Auction Procedures; Custodian, Auction
                                                              Agent, Registrar, Transfer Agent and Paying Agent

 10.     Capital Stock, Long-Term Debt
           and Other Securities........................       Capitalization and Information Regarding Senior
                                                              Securities; Description of ATP; Description of
                                                              Common Stock; Taxation; Rating Agency Guidelines-
                                                              "aaa"/AAA Rating; Auction Procedures; Glossary

 11.     Defaults and Arrears on Senior
           Securities..................................       Not applicable

 12.     Legal Proceedings.............................       Not applicable

 13.     Table of Contents of the Statement
           of Additional Information...................       Table of Contents of the Statement of Additional
                                                              Information



                                       (i)




PART B

 14.     Cover Page....................................       Cover Page

 15.     Table of Contents.............................       Cover Page

 16.     General Information and History ..............       Not Applicable

 17.     Investment Objective and Policies ............       Investment Objective and Policies; Investment
                                                              Restrictions; Investment Practices; Rating Agency
                                                              Guidelines; Portfolio Maturity and Turnover

 18.     Management....................................       Management of the Fund

 19.     Control Persons and Principal Holders
           of Securities...............................       Management of the Fund

 20.     Investment Advisory and Other Services .......       Management of the Fund; Auction Procedures

 21.     Brokerage Allocation and Other Policies ......       Management of the Fund; Portfolio Maturity and
                                                              Turnover; Investment Practices; Auction Procedures

 22.     Tax Status....................................       Taxation

 23.     Financial Statements..........................       Financial Statements; Notes to Financial Statements;
                                                              Report of Independent Public Accountants



                                      (ii)

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                             SUBJECT TO COMPLETION,
                              DATED MARCH 13, 1997


PROSPECTUS                      [$50,000,000]

                     THE NEW AMERICA HIGH INCOME FUND, INC.

                          Auction Term Preferred Stock
                             [2000] Shares Series C
                   Liquidation Preference - $25,000 Per Share
                                ----------------

     The New America High Income Fund, Inc. (the "Fund") is a diversified, closed-end management investment company with a leveraged capital structure. The Board of Directors of the Fund appoints the Fund's investment adviser annually, subject to stockholder approval. Currently, Wellington Management Company, LLP (the "Investment Adviser" or "Wellington Management") serves as the investment adviser for the Fund. The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield" fixed-income securities (commonly referred to as "junk bonds"). Such securities have predominantly speculative characteristics and involve greater volatility of price and risk to principal and income than securities in higher rating categories. See "Risk Factors and Special Considerations."

     The Fund's address is 10 Winthrop Square, Fifth Floor, Boston, Massachusetts 02110 and its telephone number is (617) 350-8610. This Prospectus sets forth concisely the information regarding the Fund that a prospective investor should know before investing. Prospective investors should carefully review the information set forth in this Prospectus and should retain this Prospectus for future reference. A Statement of Additional Information dated _________________, 1997 containing additional information regarding the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information, the table of contents of which appears on page _____ of this Prospectus, may be obtained without charge by calling the Fund at the number set forth above.
                                         (Text continued on the following page.)

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
         AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
             HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
                SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

========================================================================================================================
                                                                                                          Proceeds
                                                  Price to Public(1)           Sales Load(2)             to Fund(3)
------------------------------------------------------------------------------------------------------------------------
Per Share .................................             $25,000                    [$250]               $___________
------------------------------------------------------------------------------------------------------------------------
Total......................................            [$50,000,000]               [$500,000]           $___________
========================================================================================================================

(1)  Plus accumulated dividends, if any, from the Date of Original Issue.
[(2) The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933. See "Plan of Distribution".]
(3) Reflects deduction of offering expenses incurred by the Fund, estimated at $________.

     This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing. Prospective investors should carefully review the information set forth in this Prospectus and should retain this Prospectus for future reference.

                                ----------------

     The shares of ATP are offered by the Underwriter in the Immediate Offering, subject to prior sale, when, as and if accepted by it and subject to certain conditions. It is expected that one certificate for each series of ATP will be delivered to the Underwriter through the facilities of the Depository Trust Company on or about _______________, 1997.

                                ----------------

                The date of this Prospectus is ___________, 1997

     The Fund currently has issued and Outstanding 1,200 shares of Series A Auction Term Preferred Stock ("ATP") and 800 shares of ATP Series B. The Fund is initially offering an additional [2000] shares of ATP Series C at a price per share of $25,000 (the "Immediate Offering"). As a result of the Immediate Offering, the Fund's leverage will be either the same as or somewhat higher than it was prior to the Fund's recent Common Stock rights offering.

     The dividend rate for the initial Dividend Period for the shares of ATP issued pursuant to the Immediate Offering will be as set forth in the table below. For each Dividend Period following the initial Dividend Period, the dividend rate on shares of ATP will be the Applicable Rate for such series in effect from time to time as determined, except as described herein, on the basis of Orders placed in an Auction conducted on the Business Day preceding the commencement of such Dividend Period, as set forth herein. The Applicable Rate for each series that results from an Auction for any Dividend Period will not be greater than the Maximum Applicable Rate then in effect.

     Dividends on shares of each series of ATP will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter. The initial Dividend Period for the shares of ATP issued in the Immediate Offering shall be __ days. Dividend Periods after the initial Dividend Period for shares of ATP issued in the Immediate Offering shall be either Standard Term Periods or, subject to certain conditions and with notice to the holders of shares of the relevant series, periods longer or shorter than 7 days and having such durations as the Board of Directors shall specify (each, an "Alternate Term Period").

     With respect to the ATP issued pursuant to the Immediate Offering, the table below sets forth the last day of the initial Dividend Period and initial Auction Date, the dividend rate per annum for such initial Dividend Period, and the initial Dividend Payment Date.


                                                   Last Day of Initial         Dividend Rate           Initial
                                                Dividend Period/Initial         for Initial           Dividend
                                                       Auction Date           Dividend Period       Payment Date
                                                -----------------------       ---------------       ------------
        ATP Series C......................       __________, 1997                 _____%            __________, 1997

     The Board of Directors has indicated that it may from time to time consider increases or decreases in the Fund's leverage. Accordingly, the Fund may make one or more subsequent offerings (a "Subsequent Offering") of an aggregate of up to _______ shares of ATP when and if deemed to be desirable by the Board of Directors and subject to compliance with certain stated conditions. When a particular Subsequent Offering of ATP is proposed, a supplement to this Prospectus (a "Prospectus Supplement") will be delivered with this Prospectus setting forth the series and amount of ATP offered, the purchase price and other terms of the offering, the length of the applicable initial Dividend Period, and the interest rate payable during such Initial Dividend Period. ATP may be sold in a Subsequent Offering: (i) through underwriting syndicates represented by one or more managing underwriters, or by one or more underwriters without a syndicate; (ii) through agents designated from time to time; and (iii) directly to institutional investors. The names of any underwriters or agents of the Fund involved in the sale of such ATP, any applicable commissions or discounts, and the net proceeds to the Fund from such sale also will be set forth in the applicable Prospectus Supplement.

     Subject to compliance with certain conditions, shares of ATP Series A and ATP Series B may be redeemed, in whole or in part, at the option of the Fund at a redemption price of $50,000 per share and shares of ATP Series C may be redeemed, in whole and in part, at the option of the Fund at a redemption price of $25,000 per share, plus for each series accumulated and unpaid dividends thereon to the date fixed for redemption plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers. The ATP will, subject to certain conditions, be subject to mandatory redemption, in whole or in part, if the Fund does not maintain the "aaa"/AAA Credit Rating for the ATP or if the Fund, on any Valuation Date or the last Business Day of any month, shall fail to meet the ATP Basic Maintenance Amount or the 1940 Act ATP Asset Coverage, respectively, and in any such case such failure is not cured on a timely basis as specified herein. It is a condition of the Underwriter's obligation to purchase the ATP in the Immediate Offering that the ATP be rated "aaa" by Moody's and AAA by Fitch as of the Date of Original Issue. See "Description of ATP-Ratings."

     An investment in the ATP involves potential risks. In the event the Fund establishes a Dividend Period for a series of ATP which is longer than a Standard Term Period, particularly if such Dividend Period exceeds one year, any increase in interest rates will likely have an adverse affect on the secondary market price of such series of ATP, holders of shares in such series may have fewer opportunities to obtain liquidity if Auctions do not occur frequently and may not be able to sell their shares between Auctions at a price per share of $50,000 for ATP Series A and ATP Series B and $25,000 for ATP Series C. Also, under certain circumstances, holders of ATP may be unable to sell their shares in an Auction and thus may lack liquidity of investment. See "Risk Factors-Risks of Investing in ATP."

                              FINANCIAL HIGHLIGHTS

     The following data with respect to a share of Common Stock of the Fund outstanding during the periods indicated has been audited (other than the ____ month period ended _______________, 1997, which is unaudited) by Arthur Andersen LLP, independent public accountants, as indicated in their report thereto included with the Fund's audited financial statements herein and should be read in conjunction with the audited financial statements and related notes included therein.

                                                                                                                      For the
                                   For the ____                                                                      Period From
                                   Months Ended                                                                   February 26, 1988
                                  _________, 1997                 For the Years Ended December 31,                  (Commencement
                                    (unaudited)                   --------------------------------                of Operations) to
                                  --------------- 1996    1995    1994    1993    1992(a) 1991    1990   1989     December 31, 1988
                                                  ----    ----    ----    ----    ----    ----    ----   ----     -----------------
                                                (For Each Share of Common Stock Outstanding Throughout the Period)
Net Asset Value:
   Beginning of period..........                 $4.71    $4.13   $5.15   $ 4.32  $ 3.79  $ 3.42  $ 6.23 $ 8.60      $ 9.25
                                                 -----    -----   -----   ------  ------  ------  ------ -----       ------
Net Investment Income...........                   .69      .67     .72#     .59     .57     .65     .92   1.54        1.42
Net Realized and Unrealized
   Gain (Loss) on Investments...                   .22      .62    (.82)#    .89     .57     .38   (2.82) (2.26)       (.66)
                                                 -----    -----   -----   ------  ------  ------  ------ -----       ------
      Total From Investment
         Operations.............                   .91     1.29    (.10)    1.48    1.14    1.03   (1.90)  (.72)        .76

Distributions:
   Dividends from net investment income:
      To preferred stockholders (including swap
      settlement payments)......                  (.16)    (.17)   (.17)    (.05)   (.06)   (.10)   (.16)  (.30)       (.23)
      To common stockholders....                  (.52)    (.50)   (.53)    (.53)   (.55)   (.56)   (.75) (1.25)      (1.18)
   Dividends in excess of net investment income:
      To common stockholders:...                    --     (.04)     --     (.07)     --      --      --     --          --
   Returns of capital:
      To common stockholders....                    --       --      --       --      --      --      --   (.10)         --

   Total Distributions..........                  (.68)    (.71)   (.70)    (.65)   (.61)   (.66)   (.91) (1.65)     (1.41)

Effect of rights offering and related
expenses; and Auction Term Preferred
Stock offering costs and sales load                 --       --    (.22)      --      --      --      --     --          --

Net Asset Value:
   End of period................                 $4.94    $4.71   $4.13   $ 5.15  $ 4.32  $ 3.79  $ 3.42 $ 6.23      $ 8.60

Per Share Market Value:
   End of period................                 $5.13    $4.75   $4.00   $ 5.13  $ 4.13  $ 3.63  $ 2.50 $ 5.88     $ 10.00

Total Investment Return+........                 19.89%   33.50% (11.88)%  40.08%  29.70%  70.77% (47.94)%(30.04)%    13.28%

Net Assets, End of Period,
   Applicable to Common Stock(b)              $176,408 $164,823$141,590 $130,673$107,897 $93,227 $83,813$152,156   $202,363

Net Assets, End of Period,
   Applicable to Preferred
   Stock(b).....................              $100,000 $100,000$100,000 $ 35,000$ 35,000$ 35,000 $35,000$ 58,500   $ 79,000

Net Assets, End of Period(b)....              $276,408 $264,823$241,590 $165,673$142,897$128,227$118,813$210,656   $281,363

Expense Ratios
   Ratio of interest expense to
   average net assets**.........                    --       --     .01%    1.42%   2.95%   3.25%   4.17%  3.56%       3.29%*
   Ratio of preferred and other
   debt expenses to average
   net assets**.................                   .10%     .11%    .13%     .40%    .65%    .78%    .62%   .24%        .23%*
   Ratio of operating expenses to
   average net assets**.........                   .73%     .84%    .75%    1.56%   1.22%   1.19%   1.10%   .69%        .70%*

   Ratio of litigation settlement expense
    to average net assets**.....                    --      .49%     --       --      --      --      --     --          --

Ratio of Total Expenses
   to Average Net Assets**......                   .83%    1.44%    .89%    3.38%   4.82%   5.22%   5.89%  4.49%       4.22%*
Ratio of Net Investment
   Income to Average Net
   Assets**.....................                  9.05%    8.90%   9.06%    9.21%  10.09%  12.62%  14.50% 14.48%      13.56%*
Portfolio Turnover Rate.........                 53.45%   62.66%  58.56%   85.76% 129.86% 121.15%  49.98% 65.39%     149.00%*

----------------------------

(a) Prior to the appointment on February 19, 1992 of Wellington Management Company, LLP as the Fund's investment adviser, the Fund was advised by Ostrander Capital Management, L.P.
(b)     Dollars in thousands.
*       Annualized.
** Ratios calculated on the basis of expenses and net investment income applicable to both the Common Stock and preferred stock relative to the average net assets of both the common and preferred stockholders. The expense ratio and net investment income ratio do not reflect the effect of dividend payments (including swap settlement payments) to preferred stockholders.
# Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's June 1994 rights offering.
+ Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

                                    THE FUND

     The New America High Income Fund, Inc. is a diversified, closed-end management investment company with a leveraged capital structure organized as a corporation under the laws of Maryland. The Board of Directors of the Fund appoints the Fund's investment adviser annually, subject to stockholder approval. Currently, Wellington Management Company, LLP serves as the Fund's investment adviser. The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities, commonly known as "junk bonds." The Fund invests primarily in "high yield" fixed-income securities rated in the lower categories by established rating agencies, consisting principally of fixed income securities rated "BB" or lower by S&P or "Ba" or lower by Moody's, and, subject to applicable rating agency guidelines (see "Rating Agency Guidelines"), non-rated securities deemed by the Investment Adviser to be of comparable quality. See "Investment Objective and Policies" and "The Investment Adviser." No assurance can be given that the Fund will achieve its investment objective. See "Risk Factors." The fixed-income securities in which the Fund invests are regarded by the rating agencies, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities; credit ratings do not reflect this market risk.


     On February 11, 1997, the Fund issued to the holders of its Common Stock, $.01 par value per share, ("Common Stock") transferrable rights to purchase additional shares of Common Stock (the "Rights Offering"). As a result of the Rights Offering, _____ shares of Common Stock were issued on __________, 1997, resulting in gross proceeds to the Fund of $________. As of ________, 1997, the Fund had total assets of $____________ and total net assets applicable to Common Stock (aggregate assets less senior securities and Fund liabilities) of $___________. After giving effect to such issuance, the Fund's capital structure included ___________ shares of Common Stock, 1,200 shares of ATP Series A and 800 shares of ATP Series B. The Fund also has a five-year interest payment swap arrangement effective through February 1999 ($65 million notional amount) with The First National Bank of Boston ("FNBB"). The effect of this arrangement is to hedge the Fund's dividend payment obligations with respect to 65% of the ATP Outstanding as of April 29, 1994. Under this arrangement, the Fund makes monthly payments to FNBB at the annual rate of 5.25% of the notional swap amount while receiving from FNBB payments at a floating rate determined with reference to the level of short-term interest rates from time to time (and which was ____% at _______________, 1997). See "Investment Objective and Policies" and "Description of ATP--Dividends and Dividend Periods." The Fund makes dividend payments to the holders of the ATP based on the results of periodic Auctions without regard to the swap. In light of the proposed increase in the Fund's Outstanding ATP, the Fund will consider adjustments in its swap arrangements. The timing and amount of any such adjustment will depend upon market conditions.


     The Fund is registered under the 1940 Act and was organized as a corporation under the laws of the State of Maryland on November 19, 1987. The Fund's address is 10 Winthrop Square, Fifth Floor, Boston, Massachusetts 02110, and its telephone number is (617) 350-8610. The Investment Adviser's address is 75 State Street, Boston, Massachusetts 02109, and its telephone number is (617) 951-5000.

     Certain capitalized terms not otherwise defined in this Prospectus have the meanings provided in the Glossary included as part of this Prospectus.

                                 USE OF PROCEEDS


     Assuming [2,000] shares of ATP offered hereby are sold during the Immediate Offering at the price of $25,000 per Share, the net proceeds from the sale of the shares of ATP offered are estimated to be approximately $_________ (after deducting offering expenses payable by the Fund estimated at approximately $_________). The Fund anticipates that investment of such net proceeds in accordance with the Fund's investment objective and policies will take up to eight weeks from their receipt by the Fund, depending on market conditions and the availability of appropriate securities, but in no event will such investment take longer than six months. Pending such investment in accordance with the Fund's investment objective and policies, the proceeds will be held in U.S. Government securities (which include obligations of the United States Government and its agencies and instrumentalities) and other high-quality short-term money market instruments. As a result of the Immediate Offering, the Fund's leverage will be either the same as or somewhat higher than it was prior to the Fund's recent Common Stock rights offering. The net proceeds from any Subsequent Offering will be invested in accordance with the Fund's investment objectives and policies as then in effect or used in such manner as is otherwise described in the Prospectus Supplement.

           CAPITALIZATION AND INFORMATION REGARDING SENIOR SECURITIES

            Capitalization as of ________________, 1997 (unaudited)

     The following table sets forth the capitalization of the Fund as of ________________, 1997.

                                                                       Amount Held            Amount Outstanding
                                                                       by the Fund            Exclusive of Amount
                                                                       or for its              Held by the Fund
            Title of Class                 Amount Authorized             Account              or for its Account
-------------------------------------------------------------------------------------------------------------------------------
Preferred Stock, $1.00 par value .....      1,000,000 shares             -0- shares                 2,000  shares
-------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value ........    200,000,000 shares             -0- shares           [47,547,860] shares
---------------------------------------------------------------------------------------------------------------------------------

Pro Forma Capitalization

     The following table sets forth the total assets and liabilities of the Fund and the net assets of the Fund, as of _______________, 1997 and as adjusted to give effect to the issuance of all of the shares of ATP offered hereby during the initial subscription period terminating on _______________, 1997.

                                                                                       Actual           As Adjusted
                                                                                       ------           -----------
                                                                                            (in thousands)
      Total Assets.................................................................  $                  $
      Total Liabilities............................................................  --------           --------

      Net Assets...................................................................  $                  $
                                                                                     ========           =========
NET ASSETS REPRESENTS:
      Auction Term Preferred Stock Series A, $1.00 par value, liquidation preference $50,000 per share, [1,200] shares authorized,
        1,200 shares issued and outstanding .......................................  $60,000            $60,000
      Auction Term Preferred Stock Series B, $1.00 par value,
        liquidation preference $50,000 per share, [800] shares authorized,
        800 shares issued and outstanding..........................................  $40,000            $40,000
      Auction Term Preferred Stock Series C, $1.00 par value,
        liquidation preference $25,000 per share, [2,000] shares authorized, 0 shares issued and outstanding, [2,000] shares issued and
        outstanding as adjusted....................................................  $0                 $[50,000]
      Common Stock, $.01 par value, 200,000,000 shares authorized,
        [47,547,860] shares issued and outstanding.................................  $[_____]             $[_____]

      Capital in excess of par value...............................................
      Accumulated net realized loss from security transactions
      Net unrealized depreciation on investments...................................
      Accumulated undistributed net investment income..............................   --------           --------

      NET ASSETS...................................................................  $                  $
        Less liquidation value of Auction Term Preferred Stock                        --------           --------
                                                                                      100,000
      Net assets attributable to Common Stock outstanding                            $                  $
                                                                                      ========           ========
      Net asset value per share of Common Stock....................................  $                  $
                                                                                      ========           ========

Senior Securities

     The following table shows certain information regarding each class of senior security of the Fund as of the dates indicated. In connection with its initial public offering in February 1988, the Fund issued senior securities consisting of $105 million aggregate principal amount of 9% Senior Extendible Notes ("Notes") and $79 million (aggregate liquidation preference) of Taxable Auction Rate Preferred Stock ("TARPS"), the dividends on which were set in monthly auctions with reference to short term interest rates. The Fund repurchased substantial amounts of these securities during the severe decline in the high yield securities market which occurred in 1989-1990 and by December 31, 1991 had $45.5 million aggregate principal amount of Notes and $35 million (aggregate liquidation preference) of TARPS outstanding. See "The Fund." The Notes were refinanced in January 1993 with the proceeds of a credit facility from The First National Bank of Boston (the "Credit Facility") in the aggregate principal amount of $45.5 million. The Credit Facility was repaid and the outstanding TARPS were redeemed in January 1994 with the proceeds from an offering of two series of newly authorized ATP offered on December 20, 1993 having an aggregate liquidation preference of $100 million. See "Description of ATP," "The Fund" and "Financial Statements."


                                                          As of December 31,
                            -------------------------------------------------------------------------
                                1996       1995        1994         1993        1992        1991
                                ----       ----        ----         ----        ----        ----
Total Amount
Outstanding
  Notes....................        $ --          $ --       $ --        $ --  $45,490,000 $45,490,000
  Preferred Stock.......... 100,000,000   100,000,000  35,000,000  35,000,000  35,000,000  35,000,000
  Short-term Loan..........          --            --  45,000,000          --          --          --

Asset Coverage
  Per $1,000 of Note (1)...        $ --          $ --        $ --      $4,141      $3,819      $3,476
  Per Preferred Stock
    Share (2)..............     138,204       132,411     109,630     473,351     408,277     366,363
  Per $1,000 of
    Short-Term Loan........          --            --       4,682          --          --          --

Involuntary Liquidation
Preference
  Preferred Stock Share....        $ --       $50,000     $50,000    $100,000    $100,000    $100,000

Approximate Market Value
(Unaudited)
  Per Note.................        $ --          $ --        $ --      $1,000      $1,000      $1,000
  Per Preferred Stock
    Share..................      50,000        50,000     100,000     100,000     100,000     100,000
  Per $1,000 of
    Short-Term Loan........          --            --       1,000          --          --          --

                                        As of December 31,
                            --------------------------------------------
                                 1990           1989           1988
                                 ----           ----           ----
Total Amount
Outstanding
  Notes.................... $47,990,000      $96,100,000    $105,000,000
  Preferred Stock..........  58,500,000       79,000,000
  Short-term Loan..........          --               --

Asset Coverage
  Per $1,000 of Note (1)...      $3,192           $3,680
  Per Preferred Stock
    Share (2)..............     339,466          360,096         356,156
  Per $1,000 of
    Short-Term Loan........          --               --

Involuntary Liquidation
Preference
  Preferred Stock Share....    $100,000         $100,000        $100,000

Approximate Market Value
(Unaudited)
  Per Note.................      $1,000           $1,000
  Per Preferred Stock
    Share..................     100,000          100,000
  Per $1,000 of
    Short-Term Loan........          --               --

----------------------------

(1) Calculated by subtracting the Fund's total liabilities (not including senior securities) from the Fund's total assets and dividing such amount by the principal amount of senior securities constituting debt outstanding.
(2) Calculated by subtracting the Fund's total liabilities (including senior securities constituting debt but not including preferred stock) from the Fund's total assets and dividing such amount by the number of shares of preferred stock outstanding.

                              PORTFOLIO COMPOSITION
                                   (Unaudited)

     As of [December 31, 1996], the Fund's portfolio included _____ holdings issued by ______ different issuers (consolidated by affiliated companies) having an average yield to maturity of _____%. The average years to maturity for the portfolio at this date was approximately _____ years.

     The following tables set forth certain information with respect to the composition of the Fund's investment portfolio as of [December 31, 1996]. See the Statement of Additional Information hereto for a description of the ratings system used by Moody's and S&P. See "Financial Statements" included as part of the Statement of Additional Information for a detailed description of the Funds portfolio as of [December 31, 1996].

                                                                     Number of          Market         Percentage of
Investment Description            Moody's*          S&P*               Issues           Value          Market Value
----------------------            --------          ----             ---------          ------         -------------
Public Corporate Debt

Not Rated

Private Placement
 Corporate Debt

Preferred

Common & Warrants

Short-Term

Total Investments
------------------

*Ratings - Using the higher of Moody's or S&P's rating. See Appendix _____ to the Statement of Additional Information.

                               DESCRIPTION OF ATP


General


     The following is a brief description of the terms of the ATP. This description does not purport to be complete and is subject to qualification in its entirety by reference to the Articles which establish and fix the rights and preferences of the shares of ATP. A form of the Articles, including a form of the Articles Supplementary establishing the ATP, is filed as an exhibit to the Registration Statement of which this Prospectus is a part and may be inspected and copies thereof may be obtained as described under "Available Information."


     Pursuant to the Articles, as of the closing of this offering the Fund is authorized to issue 1,000,000 shares of Preferred Stock, $1.00 par value, in one or more series. The Fund has previously issued 1,200 shares of ATP Series A and 800 shares of ATP Series B. The Fund is initially offering an additional [2,000] shares of ATP Series C at a price per share of $25,000 in the Immediate Offering. As a result of the Immediate Offering, the Fund's leverage will be either the same as or somewhat higher than it was prior to the Fund's recent Common Stock rights offering.

     The Board of Directors has indicated that it will periodically consider increases or decreases in the Fund's leverage. Such variations in leverage may be made by Subsequent Offerings, by redemptions of ATP, or otherwise. See "Optional Redemption,""Plan of Distribution -- Subsequent Offerings,"and "Risk Factors and Special Considerations -- Leverage" below.

Dividends and Dividend Periods

     With respect to shares of ATP issued in the Immediate Offering, the initial Applicable Rate and the first Auction Date for the initial Dividend Period will be as set forth on the cover page of this Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rates will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction. See "Description of ATP-Dividends" in the Statement of Additional Information.

     The initial Dividend Period for the ATP issued in the Immediate Offering shall be __ days and __ days, respectively. Dividend Periods after the initial Dividend Period shall be either Standard Term Periods or, subject to certain conditions and with notice to holders, periods longer or shorter than 7 days and having such duration as the Board of Directors shall specify (each, an "Alternate Term Period").

     An Alternate Term Period will not be effective unless Sufficient Clearing Orders exist at the Auction in respect of such Alternate Term Period (that is, in general, the number of shares subject to Buy Orders by Potential Holders is at least equal to the number of shares subject to Sell Orders by Existing Holders). If Sufficient Clearing Orders do not exist at any Auction in respect of an Alternate Term Period, the Dividend Period commencing on the Business Day succeeding such Auction will be a Standard Term Period and the holders of the shares of the affected series will be required to continue to hold such shares for such Standard Term Period.

     Dividends will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter. For Dividend Periods of one year or less, Dividend Payment Dates shall occur on the Business Day next succeeding the last day of such Dividend Period and, if any, on the 91st, 181st and 271st days thereof. For Dividend Periods of more than one year, Dividend Payment Dates shall occur on a quarterly basis on each January 1, April 1, July 1 and October 1 within such Dividend Period and on the Business Day following the last day of such Dividend Period. Dividends will be paid through the Securities Depository (the Depository Trust Company or a successor securities depository) on each Dividend Payment Date. See "Description of ATP--Dividends and Dividend Periods" in the Statement of Additional Information. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents.

     Except during a Default Period as described below, the Applicable Rate resulting from an Auction will not be greater than the Maximum Applicable Rate, which is equal to 150% of the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more (each, a "Reference Rate")), in each case subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the ATP Basic Maintenance Amount.

     The Maximum Applicable Rate for the shares of ATP will apply automatically following an Auction for such shares in which Sufficient Clearing Orders have not been made (other than because all shares of ATP were the subject of Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below).

     A Default Period will commence if the Fund fails (i) to pay in a timely manner to the Auction Agent the full amount of any dividends due on the ATP or the redemption price for any shares of ATP called for redemption, and such failure is not cured in a timely manner, or (ii) to maintain the "aaa"/AAA Credit Rating unless such failure is cured by the Dividend Payment Date next following the date of such failure. The Applicable Rate for a Default Period, including any Dividend Period commencing during a Default Period, will be the Default Rate. The Default Rate is the Reference Rate multiplied by three (3).

     The Minimum Applicable Rate will apply automatically following an Auction in respect of a Dividend Period of 93 days or fewer in which all of the Outstanding shares are subject to (or are deemed to be subject to) Submitted Hold Orders. The Minimum Applicable Rate for ATP Series A and ATP Series B is 80% of the applicable AA Composite Commercial Paper Rate and the Minimum Applicable Rate for ATP Series C is 60% of the applicable AA Composite Commercial Paper Rate. No minimum rate is specified for Auctions in respect of Dividend Periods of more than 93 days.

     Prior to each Auction, Broker-Dealers will notify holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, on the Auction Date, Broker-Dealers will notify holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

     The Fund may enter into transactions such as swaps, caps, collars and floors with the purpose of hedging its dividend payment obligations with respect to the ATP. See Appendix A to this Prospectus Certain Investment Practices.

     Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of each series of ATP; provided, however, that no such designation is necessary for a Standard Term Period and that such designation shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the ATP shall have been cured as set forth above, (iii) Sufficient Clearing Orders shall have existed in the Auction held on the Auction Date immediately preceding the first day of any proposed Alternate Term Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under "Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and (v) the Fund has confirmed that as of the Auction Date next preceding the first day of such Alternate Term Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount, and has consulted with the Broker-Dealers and has provided notice and an ATP Basic Maintenance Certificate to Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and so requires.

     If the Fund proposes to designate any Alternate Term Period following the Date of Original Issuance, generally not less than 15 nor more than 30 days prior to the first day of such Alternate Term Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Alternate Term Period, specifying the first and last days thereof and (B) that the Fund will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Alternate Term Period notify the Auction Agent, who will promptly notify the Broker-Dealers, of either
(x) its determination, subject to certain conditions, to proceed with such Alternate Term Period, in which case the Fund shall specify the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Alternate Term Period in which latter event the succeeding Dividend Period shall be a Standard Term Period.

     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Alternate Term Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers, either:

          (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as an Alternate Term Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

          (ii) a notice stating that the Fund has determined not to exercise its option to designate an Alternate Term Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Alternate Term Period to the Auction Agent by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Alternate Term Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Term Period.

Mandatory Redemption

     If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount, or as of the last Business Day of any month, the 1940 Act ATP Asset Coverage, and in either case such failure is not cured within two Business Days following such Valuation Date in the case of a failure to maintain the ATP Basic Maintenance Amount as of such Valuation Date or the last Business Day of the following month in the case of a failure to maintain 1940 Act ATP Asset Coverage as of such last Business Day, the ATP will be subject to mandatory redemption out of funds legally available therefor to the extent necessary to result in the Fund having sufficient Eligible Assets or to restore the 1940 Act ATP Asset Coverage, as the case may be. If the Fund at any time fails to maintain the "aaa"/AAA Credit Rating and the Fund is unable to restore the "aaa"/AAA Credit Rating within 90 calendar days thereafter, all shares of ATP will be subject to mandatory redemption out of funds legally available therefor. To maintain the "aaa"/AAA Credit Rating, the Fund must maintain a rating for the ATP in the highest rating category from any two nationally recognized statistical rating organizations (as used in the Securities Exchange Act of 1934, as amended), one of which must be Moody's or S&P. The ATP will be rated by Moody's and Fitch on the Date of Original Issue, although the Fund reserves the right to obtain a rating or ratings from additional and/or substitute rating agencies, subject to the preceding sentence.

     The redemption price in the event of a mandatory redemption will be $50,000 per share for ATP Series A and ATP Series B and $25,000 per share for ATP Series C, plus for each series an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption plus (in the case of a Dividend Period of not less than one year only) any redemption premium specified in any Specific Redemption Provisions. In the event any mandatory redemption is required, the particular shares to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each series or by such other method as the Fund shall deem fair and equitable, subject to the terms of any Specific Redemption Provisions. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law. See "Description of ATP--Redemption--Mandatory Redemption" in the Statement of Additional Information. Shares of ATP may be subject to mandatory redemption in accordance with the foregoing mandatory redemption provisions notwithstanding the terms of any Specific Redemption Provisions.

Optional Redemption

     The Fund at its option may redeem shares of ATP having a Dividend Period of less than one year, in whole or in part, on the Business Day after the last day of such Dividend Period upon not less than 15 days and not more than 40 days prior notice. The optional redemption price shall be $50,000 per share for ATP Series A and ATP Series B and $25,000 per share for ATP Series C, plus for each series an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Shares of ATP having a Dividend Period of more than one year may be redeemable at the option of the Fund prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions.

     The Fund also reserves the right to repurchase ATP in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the Series A, but is under no obligation to do so.

Ratings

     It is a condition of the Underwriter's obligation to purchase the ATP offered in the Immediate Offering that the Fund obtain the "aaa"/AAA Credit Rating from Moody's and Fitch for the ATP on the Date of Original Issue. While there is no assurance that the "aaa"/AAA Credit Rating with respect to the ATP will not be changed, suspended or withdrawn, the Fund will endeavor to maintain such rating and any failure to maintain such rating would, subject to cure and certain exceptions, result in mandatory redemption of the ATP. See "Mandatory Redemption" above. While the Fund does not presently intend to seek a rating from a rating agency other than Moody's and Fitch, it reserves the right to do so.

Asset Maintenance

     Under the Fund's Articles, the Fund must maintain (i) as of each Valuation Date, Eligible Assets having, in the aggregate, a Discounted Value at least equal to the ATP Basic Maintenance Amount, and (ii) as of the last Business Day of each month, 1940 Act ATP Asset Coverage of at least 200%. See "Description of ATP-Asset Maintenance" in the Statement of Additional Information.

     The Discount Factors and guidelines for calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the ATP Basic Maintenance Amount has been satisfied have been established by Moody's and Fitch in connection with the Fund's receipt from Moody's and Fitch of the "aaa"/AAA Credit Rating with respect to the shares of ATP on their Date of Original Issue. See "Rating Agency Guidelines" in the Statement of Additional Information. Additional discount factors and guidelines for calculating the discounted value of investment company portfolios have been established by other rating agencies, such as S&P. Such guidelines, which are similar but not identical to those established by Moody's and Fitch, as well as various other covenants and tests such as liquidity tests, would apply in the event the Fund determined to seek (and was successful in obtaining) a rating from one or more of such agencies with respect to the ATP.

     The Fund estimates that on the Date of Original Issue, based on the composition of its portfolio as of ______________, 1997, the 1940 Act ATP Asset Coverage, after giving effect to the issuance of the shares of ATP offered in the Immediate Offering ($___________), and the deduction of estimated sales load and offering expenses for such shares ($___________), will be ________%.

Liquidation Preference

     Upon a liquidation of the Fund, whether voluntary or involuntary, the holders of ATP then Outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of shares ranking junior to the ATP upon liquidation, an amount equal to the liquidation preference with respect to the ATP. The liquidation preference shall be $50,000 per share for ATP Series A and ATP Series B and $25,000 per share for ATP Series C, plus for each series an amount equal to all dividends accumulated but unpaid thereon (whether or not earned or declared) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent; no redemption premium shall be paid upon any liquidation even if such redemption premium would be paid upon optional or mandatory redemption of the relevant shares. After the payment to the holders of ATP of the full preferential amounts provided for as described herein, the holders of ATP as such shall have no right or claim to any of the remaining assets of the Fund. See "Description of ATP--Liquidation" in the Statement of Additional Information.

Voting Rights

     Except as otherwise indicated herein or as otherwise required by applicable law, holders of the ATP will have equal voting rights with holders of Common Stock (one vote per share) and will vote together with holders of Common Stock as a single class. The 1940 Act requires that the holders of shares of ATP, voting as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors at any time two years' dividends on any shares of ATP are unpaid. The holders of shares of ATP will vote as a separate class on certain other matters as required under the Articles or applicable law. In addition, to the extent permitted by the 1940 Act, each series of ATP may vote as a separate series in certain circumstances. See "Management of the Fund--Directors and Officers" and "Description of ATP--Voting Rights" in the Statement of Additional Information.


                               AUCTION PROCEDURES

Dividend Rates and Auction Dates

     The Dividend Rate for each Dividend Period will be determined on the Auction Date in respect of such Dividend Period. If Sufficient Clearing Orders exist for an Auction, the Dividend Rate for the ensuing Dividend Period will be the Winning Rate, or, if all shares in an Auction are the subject of Submitted Hold Orders in respect of a Dividend Period of fewer than 93 days, the Minimum Applicable Rate. If Sufficient Clearing Orders do not exist for any Auction, the ensuing Dividend Period will be a Standard Term Period and the Dividend Rate for that Dividend Period will be the Maximum Applicable Rate. If there is no Auction on any Auction Date, the next Dividend Period will be a Standard Term Period, and the Dividend Rate will be the Maximum Applicable Rate that could have resulted from an Auction in respect of a Standard Term Period on such Auction Date. The Fund is obligated to exercise its best efforts to maintain an Auction Agent.

Orders by Existing Holders and Potential Holders

     On or prior to each Auction Date and prior to the Submission Deadline (initially 1:00 P.M., New York City time), each Existing Holder, with respect to shares it then holds, may submit to a Broker-Dealer by telephone or otherwise a Hold Order, a Hold/Sell Order or a Sell Order and each Broker-Dealer will contact Potential Holders to determine the Buy Orders, if any, to be made by such Potential Holders.

Submission of Orders to Auction Agent

     Each Order must be submitted in writing by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on each Auction Date for the Auction to be conducted on such Auction Date and must specify (A) the name of the Existing Holder or Potential Holder placing such Order, (B) the aggregate number of shares that are the subject of such Order, (C) to the extent that such Orders are placed by an Existing Holder, the number of shares, if any, subject to any Hold Order, Hold/Sell Order or Sell Order, and (D) the rate, if any, specified in each Order.

     If any rate specified in any Order contains more than three figures to the right of the decimal point, the Auction Agent will round such rate up to the next higher one thousandth of 1%.

     Only in the case of an Auction preceding a Dividend Period of 93 days or fewer and following a Dividend Period of 93 days or fewer, if an Order or Orders covering all shares held by any Existing Holder are not submitted to the Auction Agent by the Submission Deadline, the Auction Agent will deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent. In the case of all other Auctions, if a Hold/Sell or Sell Order or Orders covering all shares held by any Existing Holder are not submitted to the Auction Agent by the Submission Deadline, the Auction Agent will deem a Sell Order to have been submitted on behalf of such Existing Holder covering the number of shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     If one or more Orders covering in the aggregate more than the number of shares of ATP held by an Existing Holder are submitted to the Auction Agent, such Orders will be valid in accordance with the Validity Procedures.

     If more than one Buy Order is submitted on behalf of any Potential Holder, each Buy Order submitted will be a separate Buy Order.

     In the case of any Dividend Period of 93 days or fewer, if any rate specified in any Order is lower than the Minimum Applicable Rate for the Dividend Period with respect to which such Order is made, such Order will be deemed to be an Order specifying a rate equal to such Minimum Applicable Rate.

     In the case of any Dividend Period of more than 93 days, only Buy Orders, Hold/Sell Orders or Sell Orders may be submitted and Hold Orders may not be submitted.

Determination of Sufficient Clearing Orders and Applicable Rate

     Not earlier than the Submission Deadline, on each Auction Date, the Auction Agent will assemble all Submitted Orders and will determine whether Sufficient Clearing Orders exist and the Applicable Rate.

Acceptance of Orders and Allocation of Shares

     Based upon the results of the Auction, the Auction Agent will determine the aggregate number of shares to be held and sold by Existing Holders and to be purchased by Potential Holders, and, with respect to each Broker-Dealer, determine the extent to which such Broker-Dealer will deliver, and from which other Broker- Dealers such Broker-Dealer will receive, shares.

     If Sufficient Clearing Orders exist, subject to the Rounding Procedures:

          (i) all Submitted Hold Orders will be accepted;

          (ii) all Submitted Sell Orders will be accepted and all Submitted Hold/Sell Orders specifying any rate higher than the Winning Rate will be accepted as Sell Orders;

          (iii) all Submitted Hold/Sell Orders specifying a rate lower than the Winning Rate will be accepted as Hold Orders;

          (iv) all Submitted Buy Orders specifying a rate lower than the Winning Rate will be accepted;

          (v) all Submitted Hold/Sell Orders specifying a rate equal to the Winning Rate will be accepted as Hold Orders unless the number of shares subject to all such Submitted Hold/Sell Orders is greater than the number of shares remaining unaccounted for after the acceptances described in clauses (i), (iii), and (iv) above, in which event each such Submitted Hold/Sell Order will be accepted as a Hold Order and a Sell Order as to the respective number of shares determined in accordance with the Proration Procedures; and

          (vi) all Submitted Buy Orders specifying a rate equal to the Winning Rate will be accepted, unless the number of shares subject to all such Submitted Buy Orders is greater than the number of shares remaining unaccounted for after the acceptances described in clauses (i), (iii), (iv) and (v) above, in which event each such Submitted Buy Order will be accepted only as to the number of shares determined in accordance with the Proration Procedures.

If Sufficient Clearing Orders do not exist, subject to the Rounding Procedures:

          (i) all Submitted Hold Orders will be accepted;

          (ii) all Submitted Hold/Sell Orders specifying a rate equal to or lower than the Maximum Applicable Rate will be accepted as Hold Orders;

          (iii) all Submitted Buy Orders specifying a rate equal to or lower than the Maximum Applicable Rate will be accepted; and

          (iv) all Submitted Hold/Sell Orders specifying a rate higher than the Maximum Applicable Rate and all Submitted Sell Orders will be accepted as Hold Orders and as Sell Orders as to the respective number of shares of ATP determined in accordance with the Proration Procedures.

Notification of Results; Settlement

     The Auction Agent will advise each Broker-Dealer that submitted an Order whether such Order was accepted and of the Applicable Rate for the next Dividend Period by telephone by approximately 3:00 p.m., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order will as soon as practicable advise each Existing Holder and Potential Holder whether its Order was accepted and will confirm in writing purchases and sales with each Existing Holder and Potential Holder purchasing or selling shares as a result of an Auction as soon as practicable on the Business Day next succeeding the Auction Date. Each Broker-Dealer that submitted a Hold Order will advise each Existing Holder on whose behalf such Hold Order was submitted of the Applicable Rate for the shares of ATP for the next Dividend Period.

     In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery to their Agent Members in same-day funds.

     If any Existing Holder selling shares in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares in such Auction may deliver to such person a number of whole shares that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery.

Broker-Dealers; Commissions

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after any such termination.

     A Broker-Dealer may acquire shares for its own account. If a Broker-Dealer submits an Order for its own account in an Auction, it may have an advantage over others because it would have knowledge of other Orders placed through it in that Auction.

     The Auction Agent after each Auction will initially pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of [.25 of 1%] or such other percentage subsequently agreed to by the Fund and the Broker-Dealers, of the purchase price of shares placed by such Broker-Dealer at such Auction. For purposes of the preceding sentence, shares will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Existing Holders and were acquired by such Existing Holders through such Broker-Dealer or (ii) the subject of an Order submitted by such Broker-Dealer that is (A) an Order of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (B) an Order of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (C) a valid Hold Order. In the event an Auction scheduled to occur on an Auction Date fails to occur for any reason, the Broker-Dealers will be entitled to service charges as if the Auction had occurred and all holders of shares placed by them had submitted valid Hold Orders.

     ___________, the underwriter in this offering, intends to serve as the initial Broker-Dealer. Other firms may serve as Broker-Dealers in connection with Auctions, although there is no assurance that they will do so.

The Auction Agent

     [Bankers Trust Company] will serve as Auction Agent. The Auction Agent is acting solely as agent of the Fund and is not a trustee for holders of ATP. In the absence of bad faith or gross negligence on its part, the Auction Agent will not be liable to the Fund for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties as Auction Agent.

     The Auction Agent may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor Auction Agent is appointed by the Fund. The Fund may also replace the Auction Agent.


                    RATING AGENCY GUIDELINES-"aaa"/AAA RATING

     The Fund intends at all times that, so long as any ATP are Outstanding and Moody's and Fitch are then rating the ATP, the composition of its portfolio will reflect guidelines established by Moody's and Fitch in connection with obtaining the "aaa"/AAA Credit Rating with respect to the ATP. Should the Fund determine to seek (and be successful in obtaining) a rating from any other rating agency or issue senior securities other than the ATP which are rated or otherwise subject to portfolio diversification or similar requirements, the composition of its portfolio would also reflect the guidelines and requirements established by any rating agency rating such securities or by the purchaser or purchasers of such securities. Moody's and Fitch, nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The Fund has paid certain fees to Moody's and Fitch for rating shares of the ATP. The guidelines described below, which are set forth in greater detail in the Statement of Additional Information, have been developed independently by Moody's and Fitch in connection with issuance of asset-backed and similar securities, including debt obligations and adjustable rate preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law, but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and Fitch to issue the above-described ratings for the ATP, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage which supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act, and which accordingly affect significantly the management of the Fund's portfolio. A rating agency's guidelines will apply to the ATP only so long as such rating agency is rating such shares and such guidelines are subject to amendment with the consent of the relevant rating agency.

     The Fund intends to maintain a discounted value for its portfolio ("Discounted Value") at least equal to the ATP Basic Maintenance Amount. Moody's and Fitch have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and Fitch guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the Eligible Assets included in the portfolio.

     Upon any failure to maintain the required Discounted Value, the Fund may seek to alter the composition of its portfolio to reattain the ATP Basic Maintenance Amount on or prior to the Asset Coverage Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on disposition of portfolio securities. To the extent any such failure is not cured within two (2) Business Days, the ATP will be subject to mandatory redemption thereafter. The "ATP Basic Maintenance Amount" equals the sum of (i) the aggregate liquidation preference of ATP then Outstanding and (ii) certain accrued and projected payment obligations of the Fund. See "Description of ATP-Asset Maintenance" in the Statement of Additional Information.

     The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the ATP may, at any time, change or withdraw any such rating. The Board of Directors may, without stockholder approval, adopt, amend, alter or repeal any definitions, covenants or other obligations of the Fund, provided the Board of Directors has obtained written confirmation from Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any other rating agency which is then rating the ATP and which so requires, as appropriate, that any such change would not impair the respective rating then assigned to the ATP.

     As described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. Fitch has stated that its rating on the ATP does not address the market liquidity of the ATP. The rating on the ATP are not recommendations to purchase, hold or sell ATP, inasmuch as the ratings do not comment as to market price or suitability for a particular investor nor do the rating agency guidelines described above address the likelihood that a holder of ATP will be able to sell such shares in an Auction. The ratings are based on current information furnished to Moody's and Fitch by the Fund and the Investment Adviser, and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Stock has not been rated by a nationally recognized statistical rating organization.

                                    TAXATION

     The following discussion offers only a brief outline of the federal income tax consequences of investing in the ATP. Investors should consult their own tax advisors for more detailed information and for information regarding the impact of state and local taxes upon such an investment.

The Internal Revenue Service (the "Service") currently requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net long-term capital gains) for each tax year. In accordance with the position of the Service, the Fund intends to designate distributions made with respect to the ATP as consisting of particular types of income (net long-term capital gains, dividend income and ordinary income) in accordance with the ATP's proportionate share of the total dividends paid to both the ATP and the Common Stock.

     Most of the Fund's net investment income is derived from interest-bearing securities, and dividends paid with respect to the ATP generally will not qualify for the dividends received deduction under Section 243 of the Code. However, from time to time a portion of the Fund's net investment income may be derived from dividends on equity securities which are eligible for the dividends received deduction under Section 243 of the Code. Corporate stockholders who otherwise are eligible to claim the dividends received deduction under Section 243 of the Code can deduct 70% of the portion of the ATP dividend representing the stockholder's portion of the Fund's eligible dividend income, if any. The Service has ruled that corporate stockholders of a regulated investment company must meet the 45-day holding requirements of Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the dividends received deduction. The Fund will inform holders of ATP of the source and tax status of all distributions shortly after the close of each calendar year.

                               BOARD OF DIRECTORS

     The management of the Fund, including general supervision of the duties performed by the Investment Adviser, is the responsibility of the Board of Directors. The Board of Directors consists of Robert F. Birch, Joseph L. Bower, Richard E. Floor, Bernard J. Korman, Franco Modigliani, and Ernest E. Monrad. See "Management of the Fund" in the Statement of Additional Information.


                             THE INVESTMENT ADVISER

     The Board of Directors of the Fund appoints the Fund's investment adviser annually, subject to stockholder approval. Wellington Management with its principal offices at 75 State Street, Boston, Massachusetts 02109, has served as the Fund's investment adviser since February 19, 1992. Wellington Management, a Massachusetts limited liability partnership of which Robert W. Doran, Duncan M. McFarland and John R. Ryan are Managing Partners, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1996, Wellington Management held discretionary authority over approximately $133.2 billion of assets, including $50.9 billion of fixed income securities of which $4.2 billion represented "high-yield" investments. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960.

     Catherine A. Smith, a Senior Vice President of the Investment Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio. Ms. Smith has served in such capacity since the Investment Adviser succeeded to the management of the Fund's portfolio on February 19, 1992. In addition to serving as the portfolio manager of the Fund, Ms. Smith serves as the portfolio manager of several other high yield bond portfolios, including The High Yield Plus Fund, Inc., a closed-end management investment company. After receiving her Bachelor of Arts degree from Harvard College in 1983, Ms. Smith worked as a securities analyst for Fred Alger Management, Inc. in New York and subsequently joined Wellington Management in 1985. Ms. Smith is a CFA and a member of the Boston Security Analysts Society.

     The Investment Advisory Agreement between the Investment Adviser and the Fund (the "Advisory Agreement") became effective on February 19, 1992 following the expiration of the advisory agreement with Ostrander Capital Management, L.P., the former adviser. The Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the 1940 Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and compliance with the applicable provisions of the 1940 Act.

     Under the Advisory Agreement, the Investment Adviser receives a monthly investment advisory fee equal to .50% (on an annual basis) of the Fund's "Average Net Assets," based on the average weekly net asset value of the Fund. For purposes of the computation of such fee, the Fund's "Average Net Assets" is defined as the Fund's total assets minus (a) the Fund's accrued liabilities (including the aggregate principal amount of and the amount of the accrued interest on any senior securities of the Fund constituting debt within the meaning of Section 18 of the 1940 Act or under any credit facility with any bank or other lender) and, without duplication of (a), (b) the aggregate liquidation preference of and the amount of accumulated dividends on any senior securities of the Fund constituting stock within the meaning of Section 18 of the 1940 Act. At _______________, 1997, the Fund's Average Net Assets were $177.3 million under this definition. The aggregate dollar amount paid by the Fund to Wellington Management under the terms of the Advisory Agreement for the periods January 1, 1994 through December 31, 1994, January 1, 1995 through December 31, 1995 and January 1, 1996 through December 31, 1996 were $665,000, $782,000, and
$851,000, respectively.

     The Fund pays investment advisory fees, the fees and expenses associated with the Fund's administration, record keeping and accounting, fees and expenses for the custodian of the Fund's assets, legal, accounting and auditing fees, taxes, expenses of preparing prospectuses and stockholder reports, registration fees and expenses, fees and expenses for the transfer and dividend disbursing agent, the compensation and expenses of the Directors who are not otherwise employed by or affiliated with the Investment Adviser or any of its affiliates, and any extraordinary expenses.

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities, commonly known as "junk bonds." The Fund's investment objective and the restrictions described below under "Investment Restrictions" are fundamental policies and thus may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of the Fund's Common Stock and a majority of the Outstanding shares of the ATP voting as separate classes, which means for each class the lesser of (a) more than 50% of such class or (b) 67% or more of such class present at a meeting at which more than 50% of the outstanding shares of such class are present or represented by proxy.

     The policies described below may be changed by the Fund without the approval of the Fund's stockholders.

     The Fund seeks to achieve its investment objective by investing primarily in "high yield" fixed-income securities rated in the lower categories by recognized rating agencies, consisting principally of fixed-income securities rated "Ba" or lower by Moody's or "BB" or lower by S&P and, subject to applicable rating agency guidelines, (see "Rating Agency Guidelines") non-rated securities deemed by the Investment Adviser to be of comparable quality. Because non-rated securities are not eligible for inclusion in the calculation of the discounted value of the Fund's assets under the current rating agency guidelines to which the Fund is subject, however, it is not presently anticipated that such securities will comprise a significant percentage of the Fund's investments, although the Fund reserves full flexibility in this regard. See "Rating Agency Guidelines." Under normal market conditions, the Fund will have at least 65% of its total assets invested in securities rated BB or lower by S&P or Ba or lower by Moody's or non-rated securities deemed by the Investment Adviser to be of comparable quality, and the average maturity of the Fund's portfolio is expected to be between eight and fifteen years.

     Fixed-income securities which the Fund has the right to acquire include preferred stocks (limited to 20% of the Fund's total assets and subject to compliance with the Rating Agency Guidelines as described above) and all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes, mortgage or other asset-backed instruments, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, zero coupon securities and obligations issued or guaranteed by the United States government or any of its political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by such instruments). Most debt securities in which the Fund will invest will bear interest at fixed rates. However, the Fund reserves the right to invest without limitation in fixed-income securities that have variable rates of interest or involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). The Fund also has the right to acquire common stock as part of a unit in connection with the purchase of debt securities consistent with the Fund's investment policies, although such investments are not eligible for inclusion in the calculation of the Fund's discounted value under the Rating Agency Guidelines.

     The Fund has the right to invest up to 20% of its total assets in securities that are not readily marketable (determined as of the time of investment), including securities restricted as to resale, or so-called private placements. Securities that are not readily marketable may offer higher yields than comparable publicly traded securities. However, the Fund may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Also, like preferred stock, private placements, unless they involve securities which may be resold pursuant to Rule 144A, are not eligible for inclusion in the discounted value of the portfolio for purposes of the Rating Agency Guidelines of Moody's or Fitch in effect as of the date of this Prospectus. See "Rating Agency Guidelines."

     The Fund is permitted to invest up to 20% of its total assets in zero coupon securities, although such securities also may not be included in calculating the discounted value of the Fund's portfolio under the Rating Agency Guidelines. Zero coupon securities pay no cash income but are purchased at a discount from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. There may be special tax considerations associated with investing in securities structured as deferred interest, zero coupon or payment-in-kind securities. The Fund records the interest on these securities as income even though it receives no cash interest until each security's maturity date. The Fund will be required to distribute all or substantially all such amounts annually and may have to obtain the cash to do so by selling securities. Thus, to meet cash distribution obligations, the Fund may be required to liquidate a portion of its assets, which it would otherwise continue to hold, at a disadvantageous time. These distributions will be taxable to stockholders as ordinary income. In the case of securities structured as deferred interest, zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     The Fund may invest in U.S. dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

     Notwithstanding any of the foregoing, when market conditions warrant a temporary defensive investment strategy, including when it is necessary to maintain compliance with the Rating Agency Guidelines (under which the Fund's ability to invest in lower rated securities having relatively low discounted values may be restricted, particularly as the market values of portfolio holdings decline), the Fund may invest without limitation in money market instruments, including rated and (subject to compliance with the Rating Agency Guidelines) unrated commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of banks, repurchase agreements and short-term obligations issued or guaranteed by the United States government or its instrumentalities or agencies. The yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund. The Fund may also invest in securities rated higher than "Ba" by Moody's or "BB" by S&P or non-rated fixed-income securities of comparable quality when the difference in yields between quality classifications is relatively narrow or for temporary defensive purposes, including maintenance of applicable asset coverage requirements, when the Investment Adviser anticipates adverse market conditions. Investments in higher rated issues may serve to lessen a decline in net asset value but may also affect the amount of current income produced by the Fund, since the yields from such issues are usually lower than those from lower rated issues.

Certain Investment Practices

     The Fund and the Investment Adviser reserve the right to engage in certain investment practices described in Appendix A to this Prospectus in order to help achieve the Fund's investment objective. Such strategies include the lending of portfolio securities, the short sale of securities and the use of futures contracts and options thereon, entering into interest rate transactions, such as swaps, caps, tears or collars for the purpose of hedging the Fund's exposure to interest rates (including changes in dividend payments on the ATP), reverse repurchase agreements and repurchase agreements (other than certain repurchase agreements with qualified depository institutions having maturities no longer than one day). So long as the ATP is Outstanding, the Fund may not utilize certain of the practices described in Appendix A, such as entering into swap agreements, the making of securities loans and buying or selling futures contracts and options thereon, unless the Fund receives written confirmation from Moody's, Fitch or any other rating agency which is then rating the ATP and which so requires, that any such action will not impair the "aaa"/AAA Credit Rating. Further, the Rating Agency Guidelines limit or have the effect of limiting the Fund's use of other investment practices described below, such as investments in non-U.S. securities, private placements (except Rule 144A Securities as discussed in Appendix A) and options to the extent such investments are not eligible for inclusion in the discounted value of the Fund's portfolio or the Rating Agency Guidelines specify terms and restrictions on such investments. See "Rating Agency Guidelines" and Appendix A in the Statement of Additional Information.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

High Yield, High Risk Investments

     The value of the lower quality securities in which the Fund invests will be affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthiness of the individual issuers, as well as the condition of the general high-yield market. Although the Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate risk.

     Fixed-income securities offering the high current income sought by the Fund will ordinarily be in the lower rating categories of recognized rating agencies or will be non-rated. The values of such securities tend to reflect individual corporate developments or adverse economic changes to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Periods of economic uncertainty and change generally result in increased volatility in the market prices and yields of "high yield," high risk securities and thus in the Fund's net asset value. Further, these fixed-income securities are considered by rating agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and such securities are generally considered to involve greater credit risk than securities in the higher rating categories; the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. The "high yield," high risk securities held by the Fund are frequently subordinated to the prior payment of senior indebtedness and are traded in markets that may be relatively less liquid than the market for higher rated securities. Changes by recognized rating agencies in their ratings of any security in the Fund's portfolio and in the ability of an issuer to make payments of interest and principal may also affect the value of the Fund's investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from such securities, but will affect the Fund's net asset value. The Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In this evaluation, the Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history and the quality of the issuer's management and regulatory matters.

     Some of the lower-rated securities in which the Fund invests were issued to raise funds in connection with the acquisition of a company in a so-called "leveraged buy-out" transaction. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

     Generally, when interest rates rise, the value of fixed rate debt obligations, including "high yield," high risk securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a "high yield," high risk security containing redemption or call provisions exercises either provision in a declining interest rate market, the Fund would have to reinvest the proceeds from such redemption or call at current interest rates, which could result in a decreased return for common stockholders.

     The market for "high yield," high risk securities has expanded rapidly over the last decade. An economic downturn or an increase in interest rates could have a negative effect on the "high yield," high risk securities market and on the market value of the "high yield," high risk securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

     The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of "high yield," high risk securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Investment Adviser considers ratings of recognized rating agencies such as Moody's, Fitch and
                                       24

S&P, the Investment Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain "high yield," high risk securities whose credit ratings have changed (see Appendix A to the Statement of Additional Information for a description of ratings of "high yield," high risk securities).

     At times a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers. Although the Fund generally considers such securities to be liquid because of the availability of an institutional market for such securities, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, the Fund may also find it more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. The Fund, in most instances, utilizes an independent pricing service to determine the fair value of its securities for financial statement purposes since market quotations are not readily ascertainable. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Leverage

     The Fund has a leveraged capital structure since its organization and upon issuance of the ATP in the Immediate Offering (after giving effect to sales load and estimated offering expenses) will have total net assets of $__________ and ATP having an aggregate liquidation preference of $__________. The Board of Directors has indicated that it may from time to time consider increases or decreases in the Fund's leverage. Such variations may be made by Subsequent Offerings, by redemptions of ATP, or otherwise.

     To the extent the Fund establishes Standard Term Periods in or other relatively short Dividend Periods for the ATP and does not effectively hedge the risk associated with changes in short-term interest rates, the Fund would be vulnerable to increases in short-term interest rates. To the extent the Fund is unable to satisfy required asset coverage requirements under the 1940 Act and the Rating Agency Guidelines, the Fund may be required to redeem some or all of the ATP including possibly ATP having Dividend Periods of longer than one year. The ATP will be rated "aaa" by Moody's and AAA by Fitch as a condition of issuance; in the event such rating is lowered or withdrawn without timely replacement by a rating from a suitable successor rating agency, the ATP will be subject to mandatory redemption. As a result of various asset coverage requirements established in connection with the rating of the ATP, the Fund may be unable to utilize certain investment practices that it might otherwise utilize.


     The terms of the Fund's arrangements with Moody's and Fitch, which have been agreed to in order to obtain investment grade ratings for the ATP, require that the Fund maintain (i) asset coverage with respect to the ATP at least equal, on a discounted basis to the liquidation preference of the ATP plus certain accrued and projected payment obligations of the Fund and other amounts on an on-going basis and (ii) non-discounted asset coverage of at least 200% of the aggregate liquidation preference of the ATP as of the last business day of each month. See "Description of ATP-Asset Maintenance." The 1940 Act also requires that the Fund maintain asset coverage of at least 200% on a non-discounted basis as a condition of paying dividends to the holders of the
Common Stock. As market conditions and the value of portfolio securities decline (as occurred in 1989-1990 and as described under "The Fund"), one effect of the foregoing requirements is to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets having low discount factors assigned by the rating agencies in order to remain in compliance with asset coverage requirements, which may tend to reduce portfolio yield. In addition, the value of higher quality assets may react with greater volatility to interest rate changes than would lower quality assets. Under some circumstances, a decline in the value of portfolio securities may force the Fund to redeem or repurchase senior securities in order to remain in compliance with applicable asset coverage requirements, which requires the liquidation of portfolio securities, the related realization of substantial capital losses and the incurrence of transaction costs. Thereafter, as market conditions improve and market opportunities arise, the discounted asset coverage requirements tend to restrict the redeployment of assets from cash and higher quality assets
                                       25
having lower discount factors to lower quality, higher yielding assets having higher discount factors, even when such securities are available at attractive prices. Also, redeploying cash as the value of the Fund's assets rise involves significant transaction costs and possible delays, which further inhibits the Fund's ability to take advantage of a favorable investment environment. See "The Fund."

Risks of Investing in ATP

     An investment in the ATP involves potential risks.

     The ability of an investor to dispose of shares of ATP may be largely dependent on the success of an Auction. If in an Auction Sufficient Clearing Bid Orders do not exist, then investors that have submitted Sell orders will not be able to sell in the Auction all, and may not be able to sell in the Auction any, shares of ATP subject to such submitted Sell Orders. There is no assurance that any particular Auction will be successful, and neither the Fund nor any Broker-Dealer is obligated to ensure that an Auction will be successful. In the absence of successful Auctions, there is no assurance that a secondary market for the ATP will develop, or if such a market does develop, that shares of ATP will trade at or close to the liquidation preference. Neither the Fund nor any Broker-Dealer is obligated to purchase shares of ATP in an Auction or otherwise, nor is the Fund required to redeem shares of ATP in the event of a failed Auction. Thus, under certain circumstances, holders of ATP may not have liquidity of investment.

     The Fund does not intend to apply for listing of the ATP on a national securities exchange, but has been advised by the Underwriter that it currently intends to make a market in the ATP as Broker-Dealer, as permitted by applicable laws and regulations. [Although the Broker-Dealer Agreement with the Underwriter provides that the Underwriter is obligated to use reasonable commercial efforts to find purchasers for the ATP on each Auction Date,] the Underwriter is not obligated to make a market in the ATP between Auctions and, therefore, a holder of ATP may not be able to liquidate its position in the ATP between Auctions at a price per share equal to its liquidation preference (i.e. $50,000 for ATP Series A and ATP Series B and $25,000 for ATP Series C, plus for each series accumulated dividends). In the event the Fund establishes a Dividend Period for any series of ATP which is longer than a Standard Term Period, particularly if such Dividend Period exceeds one year, any increase in interest rates will likely have an adverse affect on the secondary market price of such series, holders of such series may have fewer opportunities to obtain liquidity if Auctions to not occur frequently and a holder of such series may not be able to sell their shares between Auctions at a price per share of $50,000 for ATP Series A and ATP Series B and $25,000 for ATP Series C.

     ATP represents a perpetual equity interest in the Fund (except to the extent redeemable by the Fund) and does not give rise to a claim for payment of a principal amount at a particular date. As such, ATP effectively ranks behind all indebtedness or other non-equity claims on the Fund with respect to assets available to satisfy claims on the Fund. In addition, in the event of the dissolution, liquidation or winding up of the affairs of the Fund, after payment of the liquidation preference and all dividends accumulated to and unpaid through the date of final distribution, holders of ATP will not be entitled to any further participation in any distribution of assets of the Fund.

     The credit ratings of the ATP could be reduced while an investor holds the ATP, subject to the mandatory redemption requirements described therein.

     Holders of shares of stock, including ATP, are entitled to receive dividends only when, as and if declared by the Board of Directors and only out of funds legally available therefor. State corporation laws generally limit the funds out of which issuers incorporated thereunder may pay to stockholders as a dividend. For example, under Maryland law, dividends may not be paid if after giving effect to the dividend, the Fund would not be able to pay its debts as they became due in the usual course of business or the Fund's total assets would be less than the sum of its total liabilities plus the amount needed to satisfy the preferential rights of stockholders whose preferential rights upon dissolution are superior to those receiving the dividend. The Fund may also incur indebtedness with the consent of the relevant rating agencies.

Private Placements

     The Fund may invest up to 20% of its total assets in certain securities acquired directly from issuers in direct placement transactions. Such direct placement securities are generally ineligible for inclusion in the calculation of the Discounted Value of the Fund's investment portfolio under the Moody's and Fitch guidelines referred to herein. See "Rating Agency Guidelines-"aaa"/AAA Rating." Securities that are not readily marketable may offer higher yields than comparable publicly traded securities. However, the Fund may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities.

Payment Restrictions

     During any annual period when the Fund may not have funds legally available to pay the scheduled dividends then due on the ATP, such inability would preclude the Fund from paying dividends on the Common Stock until the scheduled dividends on the shares of ATP have been paid or provided for. Also, the Fund is not permitted to declare any cash dividends or distributions on its Common Stock unless, at the time of such declaration and after deducting the amount of such dividend, the Fund is in compliance with the 1940 Act ATP Asset Coverage test and has Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount. This prohibition on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. The Fund intends, however, to redeem shares of ATP from time to time to the extent necessary to comply with the asset coverage requirements. There can be no assurance, however, that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "Taxation."


                           DESCRIPTION OF COMMON STOCK

     In addition to the Preferred Stock, the Fund's Articles authorize the issuance of up to $200,000,000 shares of Common Stock, par value $.01 per share. All shares of Common Stock have equal rights as to voting, dividends and liquidation. All shares of Common Stock issued and outstanding are fully paid and nonassessable. Shares of Common Stock have no preemptive, conversion or redemption rights and are freely transferable. On February 11, 1997, the Fund issued one transferable right ("Right") to its common stockholders for each share of common stock they owned entitling the holders thereof to acquire one share of common stock for each right held (the "Rights Offering"). The Rights Offering expired on [March 18, 1997], and _____ Rights were exercised. After giving effect to the issuance of Common Stock pursuant to the Rights Offering, as of _______________, 1997, _____ shares of Common Stock were issued and outstanding.

     The voting rights of the Common Stock are noncumulative, which means that the holders of more than 50% of the shares of Common Stock and ATP voting for the election of those Directors subject to election by the Common Stock and the ATP can elect 100% of the Directors subject to election by them if they choose to do so, and, in such event, the holders of the remaining shares of Common Stock and ATP voting for the election of Directors will not be able to elect any Directors. The holders of the Common Stock vote as a single class with the holders of the ATP on all matters except as described under "Description of ATP-Voting."

     The rights of the holders of the Common Stock may not be modified by a vote of less than a majority of the shares of Common Stock outstanding.

     The Common Stock is listed on the New York Stock Exchange (the "Exchange") under the symbol "HYB."

     Under the 1940 Act, the Fund cannot declare or pay dividends or other distributions on the Common Stock or purchase any shares of Common Stock if, at the time of the declaration or purchase, as applicable (and after giving effect thereto), asset coverage with respect to senior securities representing indebtedness (as defined in the 1940 Act), if any, would be less than 300% and/or (as applicable) asset coverage with respect to the ATP would be less than 200%. Dividends or other distributions on or purchases of the Common Stock also will be prohibited at any time dividends on the ATP are in arrears or the ATP Basic Maintenance Amount is not maintained.

     Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), holders of Common Stock may elect to receive all dividends and capital gains distributions in cash paid by check mailed directly to such holders by [State Street Bank and Trust Company], as dividend disbursing agent. Pursuant to the Plan, holders of Common Stock not making such election will have all such amounts automatically reinvested by the bank serving as Plan agent, in whole or fractional shares of Common Stock, as the case may be.


             CONVERSION TO OPEN-END STATUS AND REPURCHASE OF SHARES

Conversion to Open-End Status

     The Fund's Board of Directors may elect at any time to submit to the holders of the Common Stock and the ATP a proposal to convert the Fund to an open-end investment company and in connection therewith to redeem or otherwise retire the ATP (subject to any Specific Redemption Provisions) as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to stockholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the Common Stock to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between yields on "high yield" securities in the Fund's portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Maryland law, conversion of the Fund to an open-end investment company would require the affirmative vote of the holders of a majority (as defined in the 1940 Act) of each class of the shares entitled to be voted on the matter. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charges, if any, as might be in effect at the time of redemption. If the Fund converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the Common Stock would no longer be listed on the Exchange. In the event the Fund converts to open-end status, the Fund would only be able to borrow through bank borrowings within certain limits and would not be allowed to have preferred stock, thus requiring a redemption of the ATP.

Repurchase of Common Stock

     Shares of closed-end management investment companies frequently trade at a discount from net asset value but in some cases trade at a premium. In recognition of the possibility that the Fund's Common Stock might similarly trade at a discount, the Fund may from time to time take action to attempt to reduce or eliminate a market value discount from net asset value by repurchasing its Common Stock in the open market or by tendering for its own shares at net asset value. Any purchase by the Fund of its Common Stock as at a time when the shares of ATP are Outstanding will increase the leverage applicable to the outstanding Common Stock then remaining. Repurchases of Common Stock may result in the Fund being required to redeem shares of ATP to satisfy asset coverage requirements. Notwithstanding the foregoing, so long as any shares of ATP are Outstanding, the Fund may not purchase, redeem or otherwise acquire any Common Stock unless (1) all accumulated dividends on the ATP have been paid or set aside for payment through the date of such purchase, redemption or other acquisition and (2) at the time of such purchase, redemption or acquisition the ATP Basic Maintenance Amount and the 1940 Act ATP Asset Coverage (determined after deducting the acquisition price of the Common Stock) are met. Any tender offer will be made and holders of Common Stock notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both.

                      CUSTODIAN, AUCTION AGENT, REGISTRAR,
                         TRANSFER AGENT AND PAYING AGENT

     The Fund's securities and cash are held under a Custodian Agreement by State Street Bank and Trust Company, whose principal place of business is located at 225 Franklin Street, Boston, Massachusetts 02110. State Street Bank and Trust Company is authorized to establish and has established separate accounts in foreign currencies and to cause securities of the Fund to be held in separate accounts outside the United States in the custody of non-U.S. banks, subject to compliance with rules adopted under the 1940 Act. State Street Bank and Trust Company serves as transfer agent, registrar and dividend disbursing agent for the Fund's Common Stock.

     [Bankers Trust Company] acts as the Registrar, Transfer Agent, Paying Agent and Auction Agent for the ATP.

                              PLAN OF DISTRIBUTION

Immediate Offering

     ______________ (the "Underwriter") has agreed, subject to the terms and conditions of the Underwriting Agreement (the form of which is filed as an exhibit to the Fund's Registration Statement of which this Prospectus is a part), to purchase from the Fund the shares of ATP offered in the Immediate Offering.

     The Underwriting Agreement provides that the obligations of the Underwriter thereunder are subject to the approval of certain legal matters by its counsel and to various other conditions. The nature of the obligations of the Underwriter is such that it is committed to purchase all of the shares of ATP offered in the Immediate Offering if any shares are purchased.

     The Fund has been advised that the Underwriter proposes to offer shares of ATP to the public in the Immediate Offering at the public offering price set forth on the cover page of this Prospectus. The sales load of [$250 per share] is equal to [1.0%] of the initial offering price.

     The Fund has agreed in the Underwriting Agreement not to offer, sell, contract to sell or otherwise dispose of any shares of ATP or any securities convertible into or exercisable or exchangeable for Preferred Stock for a period of 90 days after the date of this Prospectus without the prior written consent of the Underwriter, other than the shares of ATP offered in the Immediate Offering.

     The Fund and the Investment Adviser have agreed to indemnify the Underwriter against, and to provide contribution with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     The Underwriter will act in Auctions as a Broker-Dealer and will be entitled to fees for services as a Broker-Dealer as set forth under "Auction Procedures-Broker-Dealers; Commissions."

     The Fund has been advised by the Underwriter that it currently intends to make a market in the ATP, as permitted by applicable laws and regulations. [Although the Broker-Dealer Agreement with the Underwriter provides that the Underwriter is obligated to use reasonable commercial efforts to fund purchase for the ATP on each Auction Date], the Underwriter is not obligated to make a market in the ATP between Auction and such market making may be discontinued at any time at the sole discretion of the Underwriter. See "Risk Factors-Risks of Investing in ATP."

     The Fund anticipates that from time to time the Underwriter may act as broker or dealer in connection with the execution of its portfolio transactions after it has ceased to be the Underwriter and, subject to certain restrictions, may act as a broker while it is the Underwriter.

     Payment by each initial purchaser of shares of ATP will be made by such purchaser's Agent Member on the Date of Original Issue of such shares to the Underwriter in same-day funds. Investors should contact their Agent Members as to when they should pay for their shares of ATP. At the closing date of the Immediate Offering, the Underwriter will accept delivery of the custody receipt representing the shares of ATP offered hereby and will thereafter deposit such custody receipt in its account at the Securities Depository. Immediately thereafter, on such Date of Original Issue, the Securities Depository will deliver (by book entry) the shares of ATP purchased by each purchaser from the Underwriter's account to the account of such purchaser's Agent Member against payment for such shares of ATP to the account of the Underwriter of an amount equal to the purchase price from the account of such Agent Member.

Subsequent Offerings


     The Fund may make one or more Subsequent Offerings of an aggregate of up to _______ shares of ATP when and if deemed desirable by the Board of Directors. The issuance of additional ATP in a Subsequent Offering is subject to continuing compliance by the Fund with 1940 Act ATP Asset Coverage and ATP Basic Maintenance Amount requirements and receipt of Rating Agency confirmation that such issuance will not impair the rating then assigned by such rating agency to the ATP.


     When a particular Subsequent Offering of ATP is proposed, a Prospectus Supplement will be delivered with this Prospectus setting forth the series and amount of ATP offered, the purchase price and other terms of the offering, the length of the applicable initial Dividend Period, and the interest rate payable during such Initial Dividend Period. The Fund may sell the ATP in a Subsequent Offering in any of three ways: (i) through underwriting syndicates represented by one or more managing underwriters, or by one or more underwriters without a syndicate; (ii) through agents designated from time to time; or (iii) directly to institutional investors. The names of any underwriters or agents of the Fund involved in the sale of the ATP for which this Prospectus is being delivered, any applicable commission or discounts, and the net proceeds to the Fund from such sale shall be set forth in the applicable Prospectus Supplement.

     Under agreements entered into with the Fund, agents and underwriters may be entitled to indemnification by the Fund against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof Agents and underwriters may engage in transactions with or perform services for the Fund in the ordinary course of business.

                              CERTAIN LEGAL MATTERS

     Certain legal matters with respect to the Offer will be passed upon for the Fund by Goodwin, Procter & Hoar LLP, Boston, Massachusetts and for the Underwriters by . Richard E. Floor, a Director and Secretary of the Fund, is a partner of Goodwin, Procter & Hoar LLP through a professional corporation. An opinion regarding the valid issuance of the ATP will be rendered by ____________. Goodwin, Procter & Hoar, LLP and will rely as to matters of Maryland law upon such opinion.

                                     EXPERTS

     The audited balance sheet of the Fund, including the portfolio of investments in securities by industry classification, as of December 31, 1996, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods present appearing in the Fund's Annual Report and incorporated herein by reference to the extent and for the periods indicated in their report have been audited by Arthur Andersen LLP, independent auditors, as set forth in their report thereon incorporated herein by reference, and are included herein upon the authority of said firm as experts in accounting and auditing in giving said report.

               REPORTS TO STOCKHOLDERS; INCORPORATION BY REFERENCE

        The Fund will send unaudited semi-annual and audited annual reports to stockholders, including a list of the portfolio investments held by the Fund.

     [All documents subsequently filed by the Fund pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act") after the date of this Prospectus and prior to the termination of the offering of the ATP shall be deemed to be incorporated by reference in this Prospectus and to be a part thereof from the date of the filing of such documents. Any statement contained in a document incorporated by reference shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed incorporated document or in an accompanying Prospectus Supplement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.]

     Upon written or oral request of any person to whom a Prospectus is delivered, the Fund will provide, without charge, a copy of the documents which have been incorporated by reference in this Prospectus. Requests for such documents should be directed to the Fund at 10 Winthrop Square, Fifth Floor, Boston, Massachusetts or request by phone at (617) 350-8610.

                              AVAILABLE INFORMATION

     The Fund is subject to the informational requirements of the 1934 Act, and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information can be inspected without charge at the public reference facilities of the Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the Commission located at Seven World Trade Center, New York, New York 10048 and Suite 1400, 500 W. Madison Street, Chicago, Illinois 60621-2511. Copies of such materials may be obtained from the Public Reference Section of the Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and its public reference facilities in New York, New York, and Chicago, Illinois, at prescribed rates. The Commission also maintains a web site that contains reports, proxy statements and other information about the Fund filed electronically with the Commission: htt://222.sec.gov. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

     Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including the Statement of Additional Information comprising a part thereof and any amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission. This Prospectus does not contain all of the information set forth in the Registration Statement, including the Statement of Additional Information comprising a part thereof and any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of the Articles or any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


                                TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----
Investment Objective and Policies.......................................................................    B-
Rating Agency Guidelines................................................................................    B-
Investment Restrictions.................................................................................    B-
Portfolio Maturity and Turnover.........................................................................    B-
Investment Practices....................................................................................    B-
Risk Factors and Special Considerations.................................................................    B-
Taxation................................................................................................    B-
Management of the Fund..................................................................................    B-
Determination of Net Asset Value........................................................................    B-
Description of ATP......................................................................................    B-
Auction Procedures......................................................................................    B-
Financial Statements of the Fund, December 31, 1996.....................................................    B-
Notes to Financial Statements of the Fund, December 31, 1996............................................    B-
Report of Independent Public Accountants................................................................    B-
Glossary................................................................................................    B-
Ratings of Corporate Obligations (Appendix A)...........................................................    B-A-1

                                    GLOSSARY

     ""aaa"/AAA Credit Rating" means a credit rating in the highest category of any two nationally recognized statistical rating organizations (as used in the Securities Exchange Act of 1934, as amended), one of which shall be Moody's or S&P.

     "AA Composite Commercial Paper Rate" on any date means (a) the interest equivalent of the 30-day rate, in the case of a Dividend Period which is a Standard Term Period or shorter, or the 180-day rate, in the case of all other Dividend Periods, on commercial paper on behalf of issuers whose corporate bonds are rated AA by S&P, or Aa2 by Moody's, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (b) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the AA Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (i) "Commercial Paper Dealers" shall mean (A) J.P. Morgan Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Smith Barney Shearson Inc.; (B) in lieu of any thereof, its respective affiliate or successor, and (C) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (ii) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (A) such rate expressed as a decimal, divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

     "Advisory Agreement" means the Investment Advisory Agreement dated February 19, 1992 under which Wellington Management serves as investment adviser for the Fund.

     "Affiliate" means any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the directors or executive officers of which is also a director of the Fund be deemed to be an Affiliate solely because such director or executive officer is also a director of the Fund.

     "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Holder or person placing an Order and is identified as such in such Holder's or person's Master Purchaser's Letter.

     "Alternate Term Period" means any Dividend Period that is not a Standard Term Period.

     "Applicable Rate" means, with respect to each series of ATP, for each Dividend Period (A) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Rate, (B) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Applicable Rate and (C) in the case of any Dividend Period of 93 days or fewer if all the shares of ATP are the subject of Submitted Hold Orders for the Auction in respect thereof, the Minimum Applicable Rate.

     "Articles" means the Articles of Amendment and Restatement, as amended, including any Articles Supplementary of the Fund.

     "Asset Coverage Cure Date" has the meaning set forth on page B-_____ of the Statement of Additional Information.

     "ATP" means the Auction Term Preferred Stock, $1.00 par value per share, and liquidation preference $50,000 per share, Series A and Series B, of the Fund and liquidation preference $25,000 per share, Series C, of the Fund or any other series of Preferred Stock hereinafter designated "ATP" by Articles Supplementary or Articles of Amendment.

     "ATP Basic Maintenance Amount" has the meaning set forth on page B-_____ of the Statement of Additional Information.

     "ATP Basic Maintenance Certificate" has the meaning set forth on page B-_____ of the Statement of Additional Information.

     "ATP Series A" means the shares of Series A of the ATP previously and hereby issued or any other series of Preferred Stock hereinafter designated as shares of Series A of the ATP by Articles Supplementary or Articles of Amendment.

     "ATP Series B" means the shares of Series B of the ATP previously and hereby issued or any other series of Preferred Stock hereinafter designated as shares of Series B of the ATP by Articles Supplementary or Articles of Amendment.

     "ATP Series C" means the shares of Series C of the ATP issued hereby or any other series of Preferred Stock hereinafter designated as shares of Series C of the ATP by Articles Supplementary or Articles of Amendment.

     "Auction" means each periodic operation of the procedures set forth under "Auction Procedures."

     "Auction Agent" means Bankers Trust Company unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

     "Auction Date" means the first Business Day next preceding the first day of a Dividend Period for the relevant series of ATP.

     "Auction Procedures" means the procedures for conducting Auctions set forth under "Auction Procedures."


     "Average Net Assets" has the meaning set forth on page _____ of this Prospectus.

     "Board of Directors" or "Board" means the Board of Directors of the Fund or any duly authorized committee thereof as permitted by applicable law.


     "Broker-Dealer" or "Broker-Dealers" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

     "Broker-Dealer Agreement" means an agreement entered into by the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

     "Buy Order" means the communication by a Potential Holder to a Broker-Dealer of the number of shares of ATP which such Potential Holder offers to purchase on an Auction Date if the Applicable Rate for the next Dividend Period therefor is not less than the rate per annum then specified by such Potential Holder.

     "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the common stock, par value $.01 per share, of the Fund.

     "Date of Original Issue" means with respect to each of the ATP Series A, ATP Series B and ATP Series C the date on which such ATP are originally issued by the Fund.

     "Default Period" has the meaning set forth on page B-_____ of the Statement of Additional Information.

     "Default Rate" means the Reference Rate multiplied by three (3).

     "Depository" means [Bankers Trust Company] or a successor organization which has agreed to perform the duties of the depository as described in the Prospectus.

     "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor provided that with respect to an Eligible Asset that is currently callable, Discounted Value shall be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value shall be equal to the quotient as calculated above or the par value, whichever is lower.

     "Dividend Payment Date" for each series of ATP, means (i) with respect to any Dividend Period of one year or less, the Business Day next succeeding the last day thereof and, if any, the 91st, 181st and 271st days thereof, and (ii) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 and on the Business Day following the last day of such Dividend Period.

     "Dividend Period" means, with respect to the relevant series of ATP, the period commencing on the Date of Original Issue and ending on the date specified for such series on the Date of Original Issue and thereafter, as to such series, the period commencing on the day following each Dividend Period for such series and ending on the day established for such series by the Fund.

     "Eligible Assets" means Moody's Eligible Assets (if Moody's is then rating the ATP), Fitch Eligible Assets (if Fitch is then rating the ATP) and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the ATP, whichever is applicable.

     "Existing Holder" means a person who has signed a Master Purchaser's Letter and is listed as the beneficial owner of shares of a series of ATP in the records of the Auction Agent.

     "Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

     "Fitch" means Fitch Investors Service, Inc. and its successors at law.

     "FNBB" means The First National Bank of Boston.

     "Fund" means The New America High Income Fund, Inc., a Maryland corporation that is the issuer of each series of ATP.

     "Holder" means, with respect to the Common Stock and the Preferred Stock, including the ATP, of the Fund, the registered holder of shares of such Stock as the same appears on the share books of the Fund.

     "Hold Order" means the communication by an Existing Holder to a Broker-Dealer of the number of shares of each series of ATP which such Existing Holder desires to hold without regard to the Applicable Rate for the next Dividend Period therefor.

     "Hold/Sell Order" means the communication by an Existing Holder to a Broker-Dealer of the number of shares of each series of ATP which such Existing Holder desires to hold if the Applicable Rate for the next Dividend Period therefor is not less than the rate per annum then specified by such Existing Holder and desires to sell if such Applicable Rate is less than such specified rate.

     "Immediate Offering" means the initial offering of [2,000] shares of Series C ATP issued by the Fund under its Registration Statement of which this Prospectus is a part.

     "Investment Adviser" means Wellington Management Company, LLP, the current investment adviser to the Fund, or such other future investment adviser to the Fund.

     "Mandatory Redemption Date" has the meaning set forth on page B-_____ of the Statement of Additional Information.

     "Master Purchaser's Letter" means a letter in the form attached hereto which is required to be executed by each prospective purchaser of shares of ATP.

     "Maximum Applicable Rate" means, on any date on which the Applicable Rate is determined, the rate equal to 150% of the applicable Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers.

     "Minimum Applicable Rate" means, on any Auction Date with respect to a Dividend Period of 93 days or fewer, for ATP Series A and ATP Series B, 80% of the AA Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date and, for ATP Series C, 60 % of the AA Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no Minimum Applicable Rate on any Auction Date with respect to a Dividend Period of more than 93 days.

     "Moody's" means Moody's Investors Service, Inc. and its successors at law.

     "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

     "1940 Act ATP Asset Coverage" means asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding ATP (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

     "Notice of Redemption" has the meaning provided on page B-_____ of the Statement of Additional Information.

     "Order" means a Hold Order, a Hold/Sell Order, a Sell Order or a Buy Order.

     "Other Rating Agency" means any rating agency other than Moody's or Fitch then providing a rating for the ATP pursuant to the request of the Fund.

     "Other Rating Agency Eligible Assets" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of the ATP.

     "Outstanding" means, as of any date, shares of each series of ATP theretofore issued by the Fund except, without duplication, (i) any shares of each series of ATP theretofore canceled or redeemed by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Auction Agent sufficient funds to redeem such shares of each series of ATP, (ii) any shares of each series of ATP as to which the Fund or any Affiliate thereof is an Existing Holder, and (iii) any shares of each series of ATP represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

     "Paying Agent" means Bankers Trust Company unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Fund to serve as paying agent which Paying Agent may be the same as the Auction Agent.

     "Potential Holder" when used with respect to shares of ATP, means any Person, including any Existing Holder of shares of ATP (i) who shall have executed a Master Purchaser's Letter and (ii) who may be interested in acquiring shares of ATP (or, in the case of an Existing Holder of shares of ATP, additional shares of ATP).

     "Proration Procedures" means:

     (A) if Sufficient Clearing Orders exist, in the case of a Submitted Hold/Sell Order specifying a rate equal to the Winning Rate

          (x) the number of shares of the relevant series of ATP to be the subject of an accepted Hold Order will be (i) the number of shares of such series of ATP subject to such Submitted Hold/Sell Order multiplied by (ii) the total number of shares of such series of ATP that are neither the subject of a Submitted Buy Order or a Submitted Hold/Sell Order specifying a rate lower than the Winning Rate nor the subject of a Submitted Hold Order and divided by (iii) the total number of shares of Hold/Sell Orders that specified a rate equal to the Winning such series of ATP subject to Submitted Rate, and

          (y) the number of shares of the relevant series of ATP to be the subject of an accepted Sell Order will be the remaining number of shares of such series of ATP subject to such Submitted Hold/Sell Order,

     (B) if Sufficient Clearing Orders exist, in the case of a Submitted Buy Order specifying a rate equal to the Winning Rate

          (x) the number of shares of the relevant series of ATP to be the subject of an accepted Buy Order will be (i) the number of shares of such series of ATP subject to such Submitted Buy Order multiplied by (ii) the difference between (1) the number of shares of such series of ATP that are the subject of a Submitted Sell Order or a Submitted Hold/Sell Order that specified a rate higher than the winning Rate and (2) the number of shares of each series of ATP that are the subject of a Submitted Buy Order that specified a rate lower than the Winning Rate and divided by (iii) the total number of shares of such series of ATP subject to Submitted Buy Orders that specified a rate equal to the Winning Rate, and

          (y) such Submitted Buy Order will not be accepted as to the remaining number of shares subject to such Submitted Buy Order, and

     (C) if Sufficient Clearing Orders do not exist, in the case of a Submitted Hold/Sell Order specifying a rate higher than the Maximum Applicable Rate and in the case of a Submitted Sell Order

          (x) the number of shares of the relevant series of ATP to be the subject of an accepted Sell Order will be (i) the number of shares of such series of ATP subject to such Submitted Hold/Sell Order or Submitted Sell Order multiplied by (ii) the total number of shares of such series of ATP that are the subject of a Submitted Buy Order specifying a rate equal to or lower than the Maximum Rate and divided by (iii) the total number of shares of such series of ATP subject to all Submitted Hold/Sell Orders that specified a rate higher than the Maximum Applicable Rate and Submitted Sell Orders, and

          (y) the number of shares of the relevant series of ATP to be the subject of an accepted Hold Order will be the remaining number of shares of such series of ATP subject to such Submitted Hold/Sell Order or Submitted Sell Order.

     "Rating Agency Guidelines" means the guidelines established by Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is then rating the ATP) as set forth under "Rating Agency Guidelines," in the Statement of Additional Information, as amended from time to time, or by any Other Rating Agency that is then rating the ATP.

     "Reference Rate" means, with respect to the determination of the Maximum Applicable Rate, the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate for a Dividend Period of 184 days or more).

     "Rounding Procedures" means, if as a result of an Auction (including the Proration Procedures) any Existing Holder would be entitled to hold or required to sell, or any Potential Holder would be required to purchase, a number of shares of the relevant series of ATP not evenly divisible by 1, on any Auction Date, the Auction Agent will, in such manner as it determines, round up or down the number of shares of such series of ATP to be held, purchased or sold by any Existing Holder or Potential Holder; on such Auction Date so that the number of shares held, purchased or sold by each Existing Holder or Potential Holder on such Auction Date will be a number of shares of such series of ATP evenly divisible by 1.

     "S&P" means Standard & Poor's Corporation and its successors at law.

     "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of each series of ATP.

     "Sell Order" means the communication by an Existing Holder to a Broker-Dealer of the number of shares of the relevant series of ATP which such Existing Holder offers to sell without regard to the Dividend Rate for the next Dividend Period therefor.

     "Service" means the United States Internal Revenue Service.

     "Specific Redemption Provisions" means with respect to any Alternate Term Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Alternate Term Period are not subject to redemption at the option of the Fund pursuant to
Section 3(a)(i) of the Articles and/or Section 3(a)(ii) and/or 3(a)(iii) of the Articles and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Alternate Term Period shall be redeemable at the Fund's option pursuant to Section 3a(i) of the Articles and/or in connection with any mandatory redemption pursuant to
Section 3(a)(ii) and/or 3(a)(iii) of the Articles at a price per share equal to $50,000 for ATP Series A and ATP Series B and $25,000 for ATP Series C plus for each series accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of $50,000 for ATP Series A and ATP Series B and $25,000 for ATP Series C or expressed in a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

     "Standard Term Period" means, for ATP Series A and ATP Series B, a Dividend Period of 28 days, unless such 28th day is not a Business Day, then the number of days ending on the Business Day next preceding such 28th day, and for the ATP Series C, a Dividend Period of 7 days, unless such 7th day is not a Business Day, then the number of days ending on the Business Day next preceding such 7th day.

     "Submission Deadline" means 1:00 p.m., New York City time, on each Auction Date, or such other time on such Auction Date as may be specified from time to time by the Auction Agent as the time by which each Broker-Dealer must submit to the Auction Agent all Orders obtained by it for the Auction to be conducted on such Auction Date.

     "Submitted Buy Order" means each Buy Order submitted to the Auction Agent by a Broker-Dealer.

     "Submitted Hold Order" means each Hold Order submitted to the Auction Agent by a Broker-Dealer.

     "Submitted Hold/Sell Order" means each Hold/Sell Order submitted to the Auction Agent by a Broker-Dealer.

     "Submitted Order" means each Order submitted to the Auction Agent by a Broker-Dealer.

     "Submitted Sell Order" means each Sell Order submitted to the Auction Agent by a Broker-Dealer.

     "Subsequent Offering" means one or more subsequent offerings of an aggregate of up to __________ shares of ATP by the Fund under its Registration Statement of which this Prospectus is a part.

     "Sufficient Clearing Orders" means that all shares of the relevant series of ATP are the subject of Submitted Hold Orders or that the number of shares of such series of ATP that are the subject of Submitted Buy Orders by Potential Holders specifying one or more rates equal to or less than the Maximum Applicable Rate exceeds or equals the sum of (A) the number of shares of such series of ATP that are the subject of Submitted Hold/Sell Orders by Existing Holders specifying one or more rates higher than the Maximum Applicable Rate and
(B) the number of shares of such series of ATP that are subject to Submitted Sell Orders.

     "TARPS" means the Taxable Auction Rate Preferred Stock of the Fund.

     "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

     "Underwriter" means _____________.

     "Underwriting Agreement" means the underwriting agreement among the Underwriter, the Fund and the Investment Adviser, a form of which is filed as an exhibit to the Fund's Registration Statement of which this Prospectus is a part.

     "Validity Procedures" means the following procedures and priorities:

          (A) If one or more Hold Orders shall be submitted on behalf of an Existing Holder as to a number of shares of the relevant series of ATP greater than the number of shares of such series of ATP held by such Existing Holder, such Hold Order or Hold Orders shall be considered valid only as to the number of shares of such series of ATP held by such Existing Holder. In the case of multiple Hold Orders, each such Hold Order shall be considered valid pro rata.

          (B) If one or more Hold/Sell Orders shall be submitted on behalf of an Existing Holder as to a number of shares of the relevant series of ATP greater than the excess of the number of shares of such series of ATP held by such Existing Holder over the number of shares of such series of ATP subject to Hold Orders submitted on behalf of such Existing Holder, such Hold/Sell Order or Hold/Sell Orders shall be considered valid only as to the number of shares of such series of ATP equal to such excess. In the case of multiple Hold/Sell Orders specifying different rates, such Hold/Sell Orders shall be considered valid in increasing order of such rates. In the case of multiple Hold/Sell Orders specifying the same rate, each such Hold/Sell Order shall be considered valid pro rata.

          (C) If one or more Sell Orders shall be submitted on behalf of an Existing Holder as to a number of shares of the relevant series of ATP greater than the excess of the number of shares of such series of ATP held by such Existing Holder over the number of shares of such series of ATP subject to Hold Orders and Hold/Sell Orders submitted on behalf of such Existing Holder, such Sell Order or Sell Orders shall be considered valid only as to the number of shares equal to such excess. In the case of multiple Sell Orders, each such Sell Order shall be considered valid pro rata.

     "Valuation Date" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Fund; provided, further, however, that such date shall be not more than one week from the date on which the ATP initially is issued.


     "Wellington Management" means Wellington Management Company, LLP, the Fund's current Investment Adviser.


     "Winning Rate" means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of shares of the relevant series of ATP which, when added to the number of shares of such series of ATP to be purchased by the Potential Holders described in Clause (B) above and the number of shares of such series of ATP subject to Submitted Hold Orders, would be equal to the number of shares of such series of ATP.

               TO BE SUBMITTED TO YOUR BROKER-DEALER WHO WILL THEN
                      DELIVER COPIES ON YOUR BEHALF TO THE
                          AUCTION OR REMARKETING AGENT

                            MASTER PURCHASER'S LETTER
                                   Relating to
                       Securities Involving Rate Settings
                        Through Auctions or Remarketings

THE COMPANY
A REMARKETING AGENT
THE AUCTION AGENT
A BROKER-DEALER
AN AGENT MEMBER
OTHER PERSONS

Dear Sirs:

     1. This letter is designed to apply to publicly or privately offered debt or equity securities ("Securities") of any issuer ("Company") which are described in any final prospectus or other offering materials relating to such Securities as the same may be amended or supplemented (collectively, with respect to the particular Securities concerned, the "Prospectus") and which involve periodic rate settings through auctions ("Auctions") or remarketing procedures ("Remarketings"). This letter shall be for the benefit of any Company and of any auction agent, paying agent (collectively, "auction agent"), remarketing agent, broker-dealer, agent member, securities depository or other interested person in connection with any Securities and related Auctions or Remarketings (it being understood that such persons may be required to execute specified agreements and nothing herein shall alter such requirements). The terminology used herein is intended to be general in its application and not to exclude any Securities in respect of which (in the Prospectus or otherwise) alternative terminology is used.

     2. We may from time to time offer to purchase, purchase, offer to sell and/or sell Securities of any Company as described in the Prospectus relating thereto. We agree that this letter shall apply to all such purchases, sales and offers and to Securities owned by us. We understand that the dividend/interest rate on Securities may be based from time to time on the results of Auctions or Remarketings as set forth in the Prospectus.

     3. We agree that any bid or sell order placed by us in an Auction or a Remarketing shall constitute an irrevocable offer (except as otherwise described in the Prospectus) by us to purchase or sell Securities subject to such bid or sell order, or such lesser amount of Securities as we shall be required to sell or purchase as a result of such Auction or Remarketing, at the applicable price, all as set forth in the Prospectus, and that if we fail to place a bid or sell order with respect to Securities owned by us with a broker-dealer on any Auction or Remarketing Date, or a broker-dealer to which we communicate a bid or sell order fails to submit such bid or sell order to the auction agent or remarketing agent concerned, we shall be deemed to have placed a hold or a sell order with respect to such Securities as described in the Prospectus. We authorize any broker-dealer that submits a bid or sell order as our agent in Auctions or Remarketings to execute contracts for the sale of Securities by such bid or sell order. We recognize that the payment of such broker-dealer for Securities purchased on our behalf shall not relieve us of any liability to such broker-dealer for payment for such Securities.

     4. We understand that in a Remarketing, the dividend or interest rate or rates on the Securities and the allocation of Securities tendered for sale between dividend or interest periods of different lengths will be based from time to time on the determinations of one or more remarketing agent(s), and we agree to be conclusively bound by such determinations. We further agree to the payment of different dividend or interest rates to different holders of Securities depending on the length of the dividend or interest period elected by such holders. We agree that any notice given by us to a remarketing agent (or a broker-dealer for transmission to a remarketing agent) of our desire to tender Securities in a Remarketing shall constitute an irrevocable (except to the limited extent set forth in the Prospectus) offer by us to sell the securities specified in such Notice, or such lesser number of Securities as we shall be required to sell as a result of such Remarketing, in accordance with the terms set forth in the Prospectus, and we authorize the remarketing agent to sell, transfer or otherwise dispose of such Securities as set forth in the Prospectus.

     5. We agree that, during the applicable period as described in the Prospectus, dispositions of Securities can be made only in the denominations set forth in the Prospectus and we will sell, transfer or otherwise dispose of any Securities held by us from time to time only pursuant to a bid or sell order placed in an Auction, in a Remarketing, to or through a broker-dealer or, when permitted in the Prospectus, to a person that has signed and delivered to the applicable auction agent or a remarketing agent a letter substantially in the form of this letter (or other applicable purchaser's letter), provided that in the case of all transfers other than pursuant to Auctions or Remarketings we or our broker-dealer or our agent member shall advise such auction agent or a remarketing agent of such transfer. We understand that a restrictive legend will be placed on certificates representing the Securities and stop-transfer instructions will be issued to the transfer agent and/or registrar, all as set forth in the Prospectus.

     6. We agree that, during the applicable period as described in the Prospectus, ownership of Securities shall be represented by one or more global certificates registered in the name of the applicable securities depository or its nominee, that we will not be entitled to receive any certificate representing the Securities and that our ownership of any Securities will be maintained in book-entry form by the securities depository for the account of our agent member, which in turn will maintain records of our beneficial ownership. We authorize and instruct our agent member to disclose to the applicable auction agent or remarketing agent such information concerning our beneficial ownership of Securities as such auction agent or remarketing agent shall request.

     7. We acknowledge that partial deliveries of Securities purchased in Auctions or Remarketings may be made to us and such deliveries shall constitute good delivery as set forth in the Prospectus.

     8. This letter is not a commitment by us to purchase any Securities.

     9. This letter supersedes any prior-dated version of this master purchaser's letter, and supplements any prior to post-dated purchaser's letter specific to any particular Securities, and this letter may only be revoked by a signed writing delivered to the original recipients hereof.

     10. The descriptions of Auction or Remarketing procedures set forth in each applicable Prospectus are incorporated by reference herein and in case of any conflict between this letter, any purchaser's letter specific to particular Securities and any such description, such description shall control.

     11. Any xerographic or other copy of this letter shall be deemed of equal effect as a signed original.

     12. Our agent member of The Depository Trust company currently is

     13. Our personnel authorized to place orders with broker-dealers for the purposes set forth in the Prospectus in Auctions or Remarketings currently is/are , telephone number ( )

     14. Our taxpayer identification number is

     15. In the case of each offer to purchase, purchase, offer to sell or sale by us of Securities not registered under the Securities Act of 1933, as amended (the "Act"), we represent and agree as follows:

          (A) We understand and expressly acknowledge that the Securities have not been and will not be registered under the Act and, accordingly, that the Securities may not be reoffered, resold or otherwise pledged, hypothecated or transferred unless an applicable exemption from the registration requirements of the Act is available.

          (B) We hereby confirm that any purchase of Securities made by us will be for our own account, or for the account of one or more parties for which we are acting as trustee or agent with complete investment discretion and with authority to bind such parties, and not with a view to any public resale or distribution thereof. We and each other party for which we are acting which will acquire Securities will be '.accredited investors" within the meaning of Regulation D under the Act with respect to the Securities to be purchased by us or such party, as the case may be, will have previously invested in similar types of instruments and will be able and prepared to bear the economic risk of investing in and holding such Securities.

          (C) We acknowledge that prior to purchasing any Securities we shall have received a Prospectus (or private placement memorandum) with respect thereto and acknowledge that we will have had access to such financial and other information, and have been afforded the opportunity to ask such questions or representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase Securities.

          (D) We recognize that the Company and broker-dealers will rely upon the truth and accuracy of the foregoing investment representations and agreements, and we agree that each of our purchases of Securities now or in the future shall be deemed to constitute our concurrence in all of the foregoing which shall be binding on us and each party for which we are acting as set forth in Subparagraph B above.

Dated:__________________________________     _________________________________
                                                   (Name of Purchaser)

Mailing Address of Purchaser

_______________________________________   By:_________________________________
                                             Printed Name:
_______________________________________      Title:

_______________________________________

                                   APPENDIX A

                          CERTAIN INVESTMENT PRACTICES



     The Fund and the Investment Adviser reserve the right to engage in certain investment practices described below in order to help achieve the Fund's investment objective, as described under "Investment Objectives and Policies-Certain Investment Practices."



     Rating Agency Restrictions. While the Fund has reserved the right to employ the investment practices described below, for so long as any of the ATP is Outstanding and either Moody's or Fitch is rating the ATP, the Fund will not, unless it has received written confirmation from Moody's and/or Fitch, as applicable, that any such action would not impair the respective rating then assigned by Moody's or Fitch to the ATP, engage in any one or more of the following transactions: (i) purchase or sell futures contracts or options thereon with respect to portfolio securities or write unsecured put or uncovered call options on portfolio securities, engage in options transactions involving cross-hedging, or enter into any swap arrangement, other than the arrangement described herein for which the Fund has obtained consent of Moody's and Fitch;
(ii) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions; provided that the ATP Basic Maintenance Amount (as defined under "Description of ATP" in the Statement of Additional Information) would continue to be satisfied after giving effect to such borrowing and if the borrowing matures in not more than 60 days and is non-redeemable; (iii) except in connection with a refinancing of the ATP, issue any class or series of stock ranking prior to or on a parity with the ATP with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any shares of ATP previously purchased or redeemed by the Fund; (iv) engage in any short sales of securities; (v) lend portfolio securities; or (vi merge or consolidate into or with any other corporation.


     In addition, for so long as the ATP are rated by Moody's or Fitch: (a) for purposes of the applicable rating agency asset coverage requirements, assets in margin accounts are not eligible for inclusion in the determination of discounted asset coverage, (b) where delivery of a security may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the rating agency coverage requirements that it takes delivery of that security which yields it the least value, and (c) the Fund will not engage in forward contracts.

     Repurchase Agreements. The Fund may enter into repurchase agreements on up to 25% of the value of its total assets. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to re-sell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the United States government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Investment Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Securities sold by the Fund under a reverse repurchase agreement must be either segregated pending repurchase or the proceeds must be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

     When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis (i.e, delivery and payment can take place a month or more after the date of the transaction). The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets from its portfolio, marked to market daily and having value equal to or greater than such commitments. On the delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other portfolio obligations, incur a gain or loss due to market fluctuation.

     Permitted Investments in Direct Placement Securities. The Fund is permitted by its investment objective and policies to invest without limitation in direct placement securities. Direct placement securities are restricted securities and therefore are subject to certain of the following risks which would not apply to securities that were free for immediate public sale. In a private sale of restricted securities, which may involve protracted negotiations and a limited number of purchasers, the possibility of delay and the necessity of obtaining a commitment of investment intent from the purchasers might adversely affect the price of the securities. In a public offering, the delay resulting from registration may make it impossible for the Fund to sell securities at the most desirable time, and the price of the securities may decline between the time of the decision to sell and the time when the sale is accomplished. Since only the issuer of the securities can prepare and file a registration statement under the Securities Act of 1933, as amended, the Fund may not be able to obtain registration at the most desirable time.

     In view of the above risks, the proceeds to the Fund from the sale of restricted securities acquired by direct placement could be less than the proceeds from the sale of similar securities which were free for immediate public resale. If the Fund is required to liquidate portfolio investments to satisfy applicable asset coverage requirements, it may be required to dispose of direct placement securities at times or prices which are disadvantageous to the Fund.

     Direct placement securities, unless eligible for resale under Rule 144A, are generally ineligible for inclusion in the calculation of the discounted value of the Fund's investment portfolio under the Rating Agency Guidelines with which the Fund will be required to comply for so long as the shares of ATP remain Outstanding. The guidelines require the Fund to maintain portfolio assets eligible for inclusion in such calculation which have an aggregate discounted value in excess of the specified asset coverage levels and may therefore limit the Fund's ability to invest in direct placement securities.

     Foreign Investments. The Fund may invest up to 10% of the value of its total assets in securities principally traded in foreign markets. In addition, subject to the Fund's basic investment strategy, the Fund may also purchase Eurodollar certificates of deposit issued by branches of U.S. banks. Foreign investments may involve risks not present to the same degree in domestic investments, such as future political and economic developments, the imposition of withholding taxes on interest income, seizure or nationalization of foreign deposits, the establishment of exchange controls and the adoption of other foreign governmental restrictions which might adversely affect the payment of principal of and interest on such obligations. Foreign securities may be less liquid and more volatile than U.S. securities, and foreign accounting and disclosure standards may differ from U.S. standards. In addition, settlement of transactions in foreign securities may be subject to delays, which could result in adverse consequences to the Fund including restrictions on the subsequent resale of such securities. The value of foreign investments may rise or fall because of changes in currency exchange rates. The Fund may buy or sell foreign currencies or deal in forward foreign currency contracts in connection with the purchase and sale of foreign investments.

     Interest Rate Transactions. The Fund may enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. The costs of any such interest rate transaction and the payment made or received by the Fund thereunder would be borne by or inure to the benefit of the Fund's common stockholders. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

     In February 1994, the Fund entered into a five-year interest payment swap arrangement having a $65 million notional amount with The First National Bank of Boston. The effect of this arrangement is to hedge the Fund's dividend payment obligations with respect to 65% of the ATP Series A and ATP Series B Outstanding immediately prior to the original date of this Prospectus. Under the swap arrangement, the Fund makes monthly payments to FNBB at the annual rate of 5.25% of the notional swap amount while receiving from FNBB payments at a floating rate determined with reference to the level of short-term interest rates from time to time (and which was ____% at _______________, 1997). See "Investment Objective and Policies." The Fund makes dividend payments to the holders of the ATP on the basis of the results of periodic Auctions in accordance with its terms without regard to the swap and would continue to do so in the event the swap is terminated. The Fund has agreed to terminate the arrangement in the event it fails to maintain certain asset coverage requirements. See "Rating Agency Guidelines." In light of the proposed increase in the Fund's Outstanding ATP, the Fund will consider adjustments in its swap arrangements. The timing and amount of any such adjustment will depend upon market conditions.

     Options. The Fund may write (sell) call options which are traded on national securities exchanges with respect to securities in its portfolio. The Fund may only write "covered" call options, that is, options on securities it holds in its portfolio or has an immediate right to acquire through conversion or exchange of securities held in its portfolio. The Fund reserves the right to write call options on its portfolio securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible market decline. In view of its investment objective, the Fund generally would write call options only in circumstances in which the Investment Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood that the Fund will be able to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

     For purposes of valuation of the Fund's assets under the Rating Agency Guidelines (see "Description of ATP--Asset Maintenance"): (i) if the Fund writes a call option, the underlying asset will be valued as follows: (a) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the ATP, at the lower of the discounted value of the underlying security of the option and the exercise price of the option or
(b) otherwise, it has no value; (ii) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (a) exercise price and
(b) the discounted value of the underlying security determined in accordance with Rating Agency Guidelines; and (iii) call or put option contracts which the Fund buys have no value. For so long as the ATP are rated by Moody's or Fitch:
(i) the Fund will not engage in options transactions for leveraging or speculative purposes; (ii) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (iii) the Fund will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Fund would continue to be in compliance with applicable rating agency asset coverage requirements (see "Description of ATP--Asset Maintenance"); (iv) the Fund shall write only exchange-traded options on exchanges approved by Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is then rating the ATP); and (v) there shall be a quarterly audit made of the Fund's options transactions, if any, by the Fund's independent accountants to confirm that the Fund is in compliance with these standards.


     Futures Contracts and Related Options. The Investment Adviser does not currently intend that the Fund will invest in futures contracts or related options with respect to the portfolio. However, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. This technique could be employed if the Investment Adviser anticipates that interest rates may rise, in which event the Fund could sell a futures contract to protect against the potential decline in the value of its portfolio securities. Conversely, if declining interest rates were anticipated, the Fund could purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase.

     In the event the Fund determines to invest in futures contracts and options thereon, it will not purchase or sell such instruments if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts would exceed 5% of the value of the Fund's total assets. In addition, in accordance with the regulations of the Commodity Futures Trading Commission (the "CFTC") under which the Fund will be exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for other than hedging purposes if immediately thereafter the sum of the amount of the initial margin deposits and premiums on open positions with respect to futures and options used for non-hedging purposes would exceed 5% of the market value of the Fund's net assets. There is no overall limitation on the percentage of the Fund's portfolio securities which may be subject to a hedge position. If the CFTC were to amend its regulations such that the Fund would be permitted to write options on futures contracts for income purposes without CFTC registration, the Fund would have the right to engage in such transactions for those purposes, subject to the approval of the Board of Directors. The extent to which the Fund may enter into transactions involving futures contracts also may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

     Risks of Hedging Transactions. The use of options, financial futures and options on financial futures may involve risks not associated with other types of investments which the fund intends to purchase, and it is possible that a portfolio that utilizes hedging strategies may perform less well than a portfolio that does not make use of such devices. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts and the sale of options thereon would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.


     Incurrence of Indebtedness. For so long as any of the ATP are Outstanding, the Fund will not borrow money or issue senior securities representing indebtedness unless it has received written notice from Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP which so requires that such action would not impair the "aaa"/AAA Credit Rating. For so long as any of the Fund's preferred stock, including the ATP, is Outstanding, the lesser of (a) 67% of the shares of the Fund's preferred stock, voting as a separate class, present at a meeting at which more than 50% of the outstanding shares of preferred stock entitled to vote is present or (b) more than 50% of the outstanding shares of preferred stock, must approve any Fund borrowing. Preferred stockholder approval is not, however, required if the Fund borrows for temporary or emergency purposes in accordance with its investment policies and restrictions or for the purpose of clearing transactions. To the extent that the Fund does incur any borrowings, such borrowings would typically be senior in right of payment to the ATP and the Common Stock upon liquidation of the Fund.



     Securities Loans. The Fund reserves the right to make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on the securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

================================================================================

    No dealer, salesperson or other person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Underwriter. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


                           ---------------------------



                                TABLE OF CONTENTS
                                                                  Page
                                                                  ----
Financial Highlights.............................
The Fund.........................................
Use of Proceeds..................................
Capitalization and Information Regarding
 Senior Securities...............................
Portfolio Composition............................
Description of ATP...............................
Auction Procedures...............................
Rating Agency Guidelines -
  "aaa"/AAA Rating...............................
Taxation.........................................
Board of Directors...............................
The Investment Adviser...........................
Investment Objective and Policies
Risk Factors and Special Considerations
Description of Common Stock......................
Conversion to Open-End Status and
  Repurchase of Shares...........................
Custodian, Auction Agent, Registrar,
  Transfer Agent and Paying Agent................
Plan of Distribution.............................
Certain Legal Matters............................
Experts..........................................
Reports to Stockholders; Incorporation by
  Reference......................................
Available Information............................
Table of Contents of the Statement of
  Additional Information.........................
Glossary.........................................
Master Purchaser's Letter........................
Certain Investment Practices ....................                A-1

                           ---------------------------

================================================================================




================================================================================


                                 [$50,000,000]

                                The New America
                             High Income Fund, Inc.

                          Auction Term Preferred Stock

                            [2,000] Shares Series C
                             Liquidation Preference
                               $25,000 Per Share

                                   ----------

                                   PROSPECTUS

                                   ----------





                             ________________, 1997



================================================================================

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.



                              SUBJECT TO COMPLETION
                              Dated March 13, 1997


                     THE NEW AMERICA HIGH INCOME FUND, INC.

                          Auction Term Preferred Stock
                             [2,000] Shares Series C
                    Liquidation Preference $25,000 Per Share

                       STATEMENT OF ADDITIONAL INFORMATION


     The New America High Income Fund, Inc. (the "Fund") is a diversified, closed-end management investment company with a leveraged capital structure. The board of Directors of the Fund appoints the Fund's investment adviser annually, subject to stockholder approval. Currently, Wellington Management Company, LLP ("Wellington Management" or the"Investment Adviser") serves as investment adviser for the Fund. The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities (commonly referred to as "junk bonds"). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated __________, 1997 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling (617) 350-8610. This Statement of Additional Information incorporates by reference the entire Prospectus.

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Investment Objective and Policies...................................       B-
Rating Agency Guidelines............................................       B-
Investment Restrictions.............................................       B-
Portfolio Maturity and Turnover.....................................       B-
Investment Practices................................................       B-
Risk Factors and Special Considerations.............................       B-
Taxation............................................................       B-
Management of the Fund..............................................       B-
Determination of Net Asset Value....................................       B-
Description of ATP..................................................       B-
Auction Procedures..................................................       B-
Financial Statements of the Fund, December 31, 1996.................       B-
Notes to Financial Statements of the Fund, December 31, 1996........       B-
Report of Independent Public Accountants............................       B-
Glossary............................................................       B-
Ratings of Corporate Obligations (Appendix A).......................    B-A-1

     The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "Commission"). These items may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.

        This Statement of Additional Information is dated ________, 1997

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities, commonly known as "junk bonds." The Fund's investment objective and the restrictions described below under "Investment Restrictions" are fundamental policies and thus may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of the Fund's Common Stock and a majority of the Outstanding shares of the ATP, voting as separate classes, which means for each class the lesser of (a) more than 50% of such class or (b) 67% or more of such class present at a meeting at which more than 50% of the outstanding shares of such class are present or represented by proxy.

     No assurance can be given that the Fund will attain its investment objective. Specifically, given the high risk nature and price volatility of the Fund's investments as well as the Fund's leverage, it may be difficult to achieve capital preservation on a consistent basis in the future. In the high yield securities market of 1989 and 1990, the Fund suffered a substantial decline in its net asset value as a result of these factors and thus failed to achieve this objective during that period and, while the Fund's cumulative total investment returns for the one-, three-, and five-year periods ended December 31, 1996 were 19.89%, 41.04%, and 156.24%, respectively, past performance is no guarantee of future results. See "The Fund" in the Prospectus and "Risk Factors and Special Considerations."

Investment Strategy

     The policies described below may be changed by the Fund without the approval of the Fund's stockholders.


     The Fund seeks to achieve its investment objective by investing primarily in "high yield" fixed-income securities rated in the lower categories by recognized rating agencies, consisting principally of fixed-income securities rated "Ba" or lower by Moody's Investor Service, Inc. ("Moody's") or "BB" or lower by Standard and Poor's Corporation ("S&P") and, subject to applicable rating agency guidelines (see "Rating Agency Guidelines"), non-rated securities deemed by the Investment Adviser to be of comparable quality. Because non-rated securities are not eligible for inclusion in the calculation of the Discounted Value of the Fund's assets under the current rating agency guidelines to which the Fund is subject, however, it is not presently anticipated that such securities will comprise a significant percentage of the Fund's investments, although the Fund reserves full flexibility in this regard. See "Rating Agency Guidelines." Under normal market conditions, the Fund will have at least 65% of its total assets invested in securities rated BB or lower by S&P or Ba or lower by Moody's or non-rated securities deemed by the Investment Adviser to be of comparable quality, and the average maturity of the Fund's portfolio is expected to be between eight and fifteen years. The dollar weighted average of credit ratings of all bonds held by the Fund during the year ended December 31, 1996, computed on a monthly basis, is set forth below. This information reflects the average composition of the Fund's assets during the year ended December 31, 1996 and is not necessarily representative of the Fund as of the current fiscal year or at any other time in the future.


 Moody's Rating                                       Percentage of Portfolio

 Baa................................................            1.01%
 Ba.................................................           22.05%
 B..................................................           73.46%
 Caa................................................            0.80%
 Ca.................................................            0.37%
 C..................................................            0.04%
 NR.................................................            2.27%
                                                            --------
         Total......................................          100.00%

As of December 31, 1996, the weighted average maturity of the Fund's portfolio was approximately 7.42 years.

     The Fund's portfolio reflects requirements established by Moody's and Fitch in connection with the issuance by such agencies of investment grade ratings for the Fund's ATP (referred to herein as the "Rating Agency Guidelines"). These guidelines relate, among other things, to industry and credit quality characteristics of issuers and specify various "discount factors" for debt securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. Such instruments include, for example, securities rated "CC"/"Ca" or lower by the Rating Agencies, non-rated securities, private placements, non-U.S. securities, preferred or common stock, zero coupon or similar securities that do not provide for the periodic payment of interest in cash and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio. See "Rating Agency Guidelines."

     The Rating Agency Guidelines require that the Fund maintain assets having an aggregate discounted value, determined on the basis of the guidelines, greater than the aggregate liquidation preference of the ATP plus specified liabilities, payment obligations and other amounts, as of periodic valuation dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the ATP on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires such asset coverage as a condition to paying dividends on Common Stock. See "Description of ATP--Asset Maintenance." The effect of compliance with these guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Adviser, including private placements of other than Rule 144A securities, and to limit or delay the Fund's ability to reinvest cash in a rising "high-yield" market. See "The Fund" in the Prospectus. The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

     There is no minimum rating requirement applicable to the fixed-income securities which may be acquired by the Fund. However, compliance with the Rating Agency Guidelines, under which securities rated below "CCC/Caa" are not eligible for inclusion in the calculation of the discounted value of the Fund's assets and other lower rated securities are heavily discounted in such calculation, may have the effect of precluding or limiting investments in such issues.

     "High-yield" bonds, the generic name for corporate bonds rated between "BB"/"Ba" and "C"/"C" by the Rating Agencies, are frequently issued by corporations in the growth stage of their development. Bonds which rated "BB"/"Ba," "B"/"B," "CCC"/"Caa," "CC"/"Ca" and "C"/"C" are regarded by the rating agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Further information concerning the ratings of corporate bonds, including the rating categories of Moody's, Fitch and S&P is provided in Appendix A. "High-yield" securities held by the Fund may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuers, and such securities are usually subordinate to other securities issued by the issuer. In addition, such issuers may lose experienced management as a result of the restructurings. Finally, the market price of such securities may be more volatile to the extent that expected benefits from restructuring do not materialize.

     Fixed-income securities which the Fund has the right to acquire include preferred stocks (limited to 20% of the Fund's total assets and subject to compliance with the Rating Agency Guidelines as described above) and all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes, mortgage or other asset-backed instruments, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, zero coupon securities and obligations issued or guaranteed by the United States government or any of its political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by such instruments). Most debt securities in which the Fund will invest will bear interest at fixed rates. However, the Fund reserves the right to invest without limitation in fixed-income securities that have variable rates of interest or involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). The Fund also has the right to acquire common stock as part of a unit in connection with the purchase of debt securities consistent with the Fund's investment policies, although such investments are not eligible for inclusion in the calculation of the Fund's discounted value under the Rating Agency Guidelines.

     The Fund has the right to invest up to 20% of its total assets in securities that are not readily marketable (determined as of the time of investment), including securities restricted as to resale, or so-called private placements. Securities that are not readily marketable may offer higher yields than comparable publicly traded securities. However, the Fund may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Also, like preferred stock, private placements, unless they involve securities which may be resold pursuant to Rule 144A, are not eligible for inclusion in the discounted value of the portfolio for purposes of the Rating Agency Guidelines of Moody's or Fitch in effect as of the date of this Statement of Additional Information. See "Rating Agency Guidelines."

     The Fund is permitted to invest up to 20% of its total assets in zero coupon securities, although such securities also may not be included in calculating the discounted value of the Fund's portfolio under the Rating Agency Guidelines. Zero coupon securities pay no cash income but are purchased at a discount from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. There may be special tax considerations associated with investing in securities structured as deferred interest, zero coupon or payment-in-kind securities. The Fund records the interest on these securities as income even though it receives no cash interest until each security's maturity date. The Fund will be required to distribute all or substantially all such amounts annually and may have to obtain the cash to do so by selling securities. Thus, to meet cash distribution obligations, the Fund may be required to liquidate a portion of its assets, which it would otherwise continue to hold, at a disadvantageous time. These distributions will be taxable to stockholders as ordinary income. In the case of securities structured as deferred interest, zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     The Fund may invest in U.S. dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

     Notwithstanding any of the foregoing, when market conditions warrant a temporary defensive investment strategy, including when it is necessary to maintain compliance with the Rating Agency Guidelines (under which the Fund's ability to invest in lower rated securities having relatively low Discounted Values may be restricted, particularly as the market values of portfolio holdings decline), the Fund may invest without limitation in money market instruments, including rated and (subject to compliance with the Rating Agency Guidelines) unrated commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of banks, repurchase agreements and short-term obligations issued or guaranteed by the United States government or its instrumentalities or agencies. The yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund. The Fund may also invest in securities rated higher than "Ba" by Moody's or "BB" by S&P or non-rated fixed-income securities of comparable quality when the difference in yields between quality classifications is relatively narrow or for temporary defensive purposes, including maintenance of applicable asset coverage requirements, when the Investment Adviser anticipates adverse market conditions. Investments in higher rated issues may serve to lessen a decline in net asset value but may also affect the amount of current income produced by the Fund, since the yields from such issues are usually lower than those from lower rated issues. Accordingly, the inclusion of such instruments in the Fund's portfolio may have the effect of reducing the yield on the Common Stock.

     The achievement of the Fund's objective will depend upon the Investment Adviser's analytical and portfolio management skills. There is no assurance that this objective will be achieved.

                            RATING AGENCY GUIDELINES


     The Fund intends at all times that, so long as any ATP are Outstanding and Moody's and Fitch are then rating the ATP, the composition of its portfolio will reflect guidelines established by Moody's and Fitch in connection with obtaining the "aaa"/AAA Credit Rating with respect to the ATP. Should the Fund determine to seek (and be successful in obtaining) a rating from any Other Rating Agency or issue senior securities other than the ATP which are rated or otherwise subject to portfolio diversification or similar requirements, the composition of its portfolio would also reflect the guidelines and requirements established by any rating agency rating such securities or by the purchaser or purchasers of such securities. Moody's and Fitch, nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The Fund has paid certain fees to Moody's and Fitch for rating shares of the ATP. The guidelines described below have been developed independently by Moody's and Fitch in connection with issuance of asset-backed and similar securities, including debt obligations and adjustable rate preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law, but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and Fitch to issue the above-described ratings for the ATP, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage which supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act, and which accordingly affect significantly the management of the Fund's portfolio. A rating agency's guidelines will apply to the ATP only so long as such rating agency is rating such shares and such guidelines are subject to amendment with the consent of the relevant rating agency.


     The Fund intends to maintain a discounted value for its portfolio ("Discounted Value") at least equal to the amount specified by each rating agency (the "ATP Basic Maintenance Amount"), the determination of which is as set forth under "Description of ATP--Asset Maintenance." Moody's and Fitch have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and Fitch guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines ("Eligible Assets").

Moody's "aaa" Rating Guidelines

     For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth below ("Moody's

Discount Factors"). The Discounted Value of a portfolio security under Moody's guidelines is the Market Value thereof divided by the Moody's Discount Factor. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

     Corporate Debt Securities. Under current Moody's guidelines, portfolio securities that are corporate debt securities will not be included in the calculation of the Discounted Value of the Fund's portfolio unless (a) such securities are rated Caa or higher by Moody's; (b) the senior unsecured rating of the issuer's corporate bonds is higher than B3; (c) such securities provide for the periodic payment of interest in cash in U.S. dollars; (d) such securities do not provide for conversion or exchange into equity capital at any time over their lives; (e) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; and (f) such securities have been registered under the Securities Act of 1933, as amended, or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, as determined by the Fund's adviser acting subject to the supervision of the Fund's Board of Directors ("Rule 144A Securities").

     The Discounted Value of any Moody's Eligible Asset that is a corporate debt security is the percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such assets, in accordance with the table set forth below:

                           Moody's Discount Factors --

                           Corporate Debt Securities+

Remaining Term
          to                                                Rating Category
Maturity Asset             Aaa        Aa           A           Baa         Ba           B*          Caa
--------------             ---        --           -           ---         --           --          ---
 1 Year.................   112%       118%         123%        128%        139%         150%       260%
 2 Years................   118        124          130         135         147          158        260
 3 Years................   123        129          135         141         153          165        260
 4 Years................   139        135          141         148         160          172        260
 5 Years................   134        141          147         154         166          179        260
 7 Years................   142        149          155         162         176          189        260
10 Years................   148        156          163         170         184          198        260
15 Years................   153        161          168         175         190          205        260
20 Years................   161        169          177         184         200          215        260
30 Years................   162        170          178         185         201          216        260

----------
* Senior debt securities of an issuer rated B3 shall be deemed to be Caa rated securities for purposes of determining the applicable Moody's Discount Factor.

+ The Moody's Discount Factor applied to Rule 144A Securities is 160% of the Moody's Discount Factor which would apply were the securities registered under the 1933 Act.

     The Moody's guidelines impose minimum issue size, issuer and industry diversification and other requirements for purposes of determining Moody's Eligible Assets. Specifically, portfolio holdings as described below must be within the following diversification and issue size requirements in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:

                                                     Maximum               Maximum
                                                     Single                Single             Minimum
                                                     Issuer                Industry           Issue Size
         Asset Ratings(1)                            (%)(2,3)              (%)(3,4)           ($ in millions)(6)
         ----------------                            --------              --------           ------------------
         "aaa", Aaa.............................         100                   100                   100
         "aa", Aa...............................          20                    60                   100
         "a", A, P-1............................          10                    40                   100
         "baa", Baa.............................           6                    20                   100
         Ba.....................................           4                    12                    50(5)
         B1-B2..................................           3                     8                    50(5)
         B3 (Caa subordinate)...................           2                     5                    50(5)

                             See accompanying notes

---------------------

(1)  Refers to the senior debt rating of asset.

(2) Companies subject to common ownership of 25% or more are considered as one name.

(3) Percentages represent a portion of the aggregate Market Value of corporate securities.

(4) Industries are determined according to industry classifications specified by Moody's ("Moody's Industry Classification"). See below.

(5) Bonds from issues ranging from $50 million to $100 million are limited to 20% of the collateral pool.

(6)  Except for preferred stock, which has a minimum issue size of $50 million.

     The Moody's Industry Classifications, for the purposes of determining Moody's Eligible Assets, mean each of the following industry classifications, determined with respect to particular issues in the discretion of the Fund:

     Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

     Automobile: Automotive Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

     Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

     Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

     Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

     Chemicals, Plastics and Rubber: Chemicals (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

     Containers, Packaging and Glass: Glass, Fiberglass, Containers made of:
     Glass, Metal, Paper, Plastic, Wood, or Fiberglass

     Personal and Non Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

     Diversified/Conglomerate Manufacturing

     Diversified/Conglomerate Service

     Diversified Natural Resources, Precious Metals and Minerals: Fabricating, Distribution

     Ecological: Pollution Control, Waste Removal, Waste Treatment, Waste
     Disposal

     Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

     Finance: Investment Brokerage, Leasing, Syndication, Securities

     Farming and Agriculture: Livestock, Grains, Produce; Agricultural Chemicals, Agricultural Equipment, Fertilizers

     Grocery: Grocery Stores, Convenience Food Stores

     Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

     Home and Office Furnishings, Housewares and Durable Consumer Products:
     Carpets, Floor Coverings, Furniture, Cooking, Ranges

     Hotels, Motels, Inns and Gaming

     Insurance: Life, Property and Casualty, Broker, Agent, Surety

     Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing), Motion Picture Production Theaters, Motion Picture Distribution

     Machinery (Non-Agriculture, Non-Construction, Non-Electronic): Industrial, Machine Tools, Steam Generators

     Mining, Steel, Iron and Non Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales

     Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

     Personal, Food and Miscellaneous Services

     Printing, Publishing and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

     Cargo Transport: Rail, Shipping, Railroads, Rail-car builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

     Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

     Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

     Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

     Personal Transportation: Air, Bus, Rail, Car Rental

     Utilities: Electric, Water, Hydro Power, Gas, Diversified

     Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

     Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the ATP Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof are valued at the lower of Market Value or the call price of such portfolio securities.

     Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(F) under the definition of ATP Basic Maintenance Amount (see "Description of ATP--Asset Maintenance") or it is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by its investment adviser, the Fund's custodian, transfer agent or registrar or the auction agent for the ATP (the "Auction Agent") and
(d) Liens by virtue of any repurchase agreement.

     The effect of the foregoing discount factors may be to cause the Fund to invest in higher rated securities than it would if it were not required to maintain specified asset coverage on a discounted basis. This may have the effect of reducing the yield on the portfolio. See "Risk Factors and Special Considerations."

     Preferred Stock. Under current Moody's guidelines, portfolio securities that are preferred stocks will not be included in the calculation of Discounted Value of the Fund's portfolio unless (a) dividends on such preferred stock are cumulative, (b) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (c) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (d) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of "baa3" or higher and (e) such preferred stock has paid consistent cash dividends in U.S. dollars over the last three years or has a minimum rating of "al" (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (x) the preferred stock issue must be greater than $50 million and (y) the minimum holding by the Fund of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered as Moody's Eligible Assets.

     The Moody's Discount Factors for Moody's Eligible Assets that are preferred stock are (a) 152% for utility preferred stocks, (b) 197% for industrial/financial preferred stocks and (c) 350% for auction rate preferred stocks.

     Other Moody's Eligible Assets. In addition to corporate debt securities and preferred stocks which satisfy the above requirements, Moody's Eligible Assets also include the following:

          (i) cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the date on which the value of the portfolio is being determined for purposes of determining compliance with Moody's or Fitch's investment guidelines (a "Valuation Date"), (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are
     (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B)(1) with counterparties having a Moody's long-term debt rating of at least Baa3 or
     (2) with counterparties having a Moody's short-term money market instrument rating of at least P-1;

          (ii) short-term money market instruments (as defined by Moody's), so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months, or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria; and

          (iii) U.S. Treasury Securities and Treasury Strips (as defined by Moody's).

     A Moody's Discount Factor of 100% will be applied to cash. The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (a) 100%, so long as portfolio securities mature or have a demand feature at par exercisable within 41 days of the relevant valuation date (the "Exposure Period"), (b) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Exposure Period, and (c) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Exposure Period.

     The Moody's Discount factors for Moody's Eligible Assets that are U.S. Treasury Securities and U.S. Treasury Strips are as follows:

         U.S. Treasury Securities:
                                                               Discount
         Remaining Term to Maturity                             Factor
         --------------------------                            --------
         1 year or less...................................       107%
         2 years or less (but longer than 1 year).........       113
         3 years or less (but longer than 2 years)........       118
         4 years or less (but longer than 3 years)........       123
         5 years or less (but longer than 4 years)........       128
         7 years or less (but longer than 5 years)........       135
         10 years or less (but longer than 7 years).......       141
         15 years or less (but longer than 10 years)......       146
         20 years or less (but longer than 15 years)......       154
         30 years or less (but longer than 20 years)......       154

         U.S. Treasury Strips:
                                                               Discount
         Remaining Term to Maturity                             Factor
         --------------------------                            --------
         1 year or less...................................       107%
         2 years or less (but longer than 1 year).........       114
         3 years or less (but longer than 2 years)........       120
         4 years or less (but longer than 3 years)........       127
         5 years or less (but longer than 4 years)........       133
         7 years or less (but longer than 5 years)........       145
         10 years or less (but longer than 7 years).......       159
         15 years or less (but longer than 10 years)......       184
         20 years or less (but longer than 15 years)......       211
         30 years or less (but longer than 20 years)......       236

Fitch "AAA" Rating Guidelines

     For purposes of calculating the Discounted Value of the Fund's portfolio under current Fitch guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Fitch Eligible Assets") must be discounted by certain discount factors set forth below ("Fitch Discount Factors"). The discounted value of a portfolio security under the Fitch guidelines ("Discounted Value") is the market value thereof determined as specified by Fitch ("Market Value") divided by the Fitch Discount Factor. The Fitch Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Fitch.

     Corporate Debt Securities. Under current Fitch guidelines, portfolio securities that are corporate debt securities will not be deemed "Corporate Bonds" includable in the calculation of the Discounted Value of the Fund's portfolio unless (a) such securities are rated either CCC or higher by Fitch or Caa or higher by Moody's and CCC or higher by S&P; (b) such securities provide for the periodic payment of interest in cash in U.S. dollars; (c) such securities do not provide for conversion or exchange into equity capital at any time over their lives; (d) such securities have been registered under the Securities Act of 1933, as amended or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, as determined by the Fund's adviser acting subject to the supervision of the Fund's Board of Directors; and (e) such securities are issued by a U.S. corporation. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization Bonds") will be considered Corporate Bonds constituting Fitch Eligible Assets, if (a) they are rated CCC or higher by Fitch or, if unrated by Fitch, rated Caa or higher by Moody's and CCC or higher by S&P; (b) they provide for periodic payment of interest in cash in U.S. dollars; (c) they do not provide for conversion or exchange into equity capital at any time over their lives; (d) they have been registered under the Securities

Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A promulgated pursuant to the Securities Act as determined by the Fund's adviser acting subject to the supervision of the Fund's Board of Directors; (e) they were issued by a U.S. corporation; and (f) at the time of purchase at least one year had elapsed since the issuer's reorganization. Reorganization Bonds may also be considered Corporate Bonds constituting Fitch Eligible Assets if they have been approved by Fitch, which approval shall not be unreasonably withheld.

     The discounted value of any Fitch Eligible Assets that is a corporate debt security constituting a Fitch Eligible Asset (see "Corporate Debt Securities," above) is the percentage determined by reference to (i) the rating on such asset (i.e., whether it is a Type I, Type II, Type III, Type IV, Type V, Type VI or Type VII Corporate Bond as defined below) and (ii) the remaining term to maturity of such assets, in accordance with the table set forth below, except that the Fitch Discount Factor applied to Rule 144A Securities will be 110% of the Fitch Discount Factor which would apply were the securities registered under the 1933 Act:

Type I Corporate Bonds with remaining maturities of:

        less than or equal to 2 years                                 1.16
        greater than 2 years, but less than or equal to 4 years       1.26
        greater than 4 years, but less than or equal to 7 years       1.40
        greater than 7 years, but less than or equal to 12 years      1.44
        greater than 12 years, but less than or equal to 25 years     1.48
        greater than 25 years, but less than or equal to 30 years     1.52

Type II Corporate Bonds with remaining maturities of:

        less than or equal to 2 years                                 1.25
        greater than 2 years, but less than or equal to 4 years       1.26
        greater than 4 years, but less than or equal to 7 years       1.43
        greater than 7 years, but less than or equal to 12 years      1.44
        greater than 12 years, but less than or equal to 25 years     1.51
        greater than 25 years, but less than or equal to 30 years     1.56

Type III Corporate Bonds with remaining maturities of:

        less than or equal to 2 years                                 1.25
        greater than 2 years, but less than or equal to 4 years       1.29
        greater than 4 years, but less than or equal to 7 years       1.46
        greater than 7 years, but less than or equal to 12 years      1.50
        greater than 12 years, but less than or equal to 25 years     1.55
        greater than 25 years, but less than or equal to 30 years     1.60

Type IV Corporate Bonds with remaining maturities of:

        less than or equal to 2 years                                 1.22
        greater than 2 years, but less than or equal to 4 years       1.32
        greater than 4 years, but less than or equal to 7 years       1.52
        greater than 7 years, but less than or equal to 12 years      1.57
        greater than 12 years, but less than or equal to 25 years     1.63
        greater than 25 years, but less than or equal to 30 years     1.69

Type V Corporate Bonds with remaining maturities of:

        less than or equal to 2 years                                 1.32
        greater than 2 years, but less than or equal to 4 years       1.36
        greater than 4 years, but less than or equal to 7 years       1.59
        greater than 7 years, but less than or equal to 12 years      1.65
        greater than 12 years, but less than or equal to 25 years     1.72
        greater than 25 years, but less than or equal to 30 years     1.80

Type VI Corporate Bonds with remaining maturities of:

        less than or equal to 2 years                                 1.37
        greater than 2 years, but less than or equal to 4 years       1.40
        greater than 4 years, but less than or equal to 7 years       1.67
        greater than 7 years, but less than or equal to 12 years      1.74
        greater than 12 years, but less than or equal to 25 years     1.82
        greater than 25 years, but less than or equal to 30 years     1.91

Type VII Corporate Bonds with remaining maturities of:

        less than or equal to 2 years                                 1.37
        greater than 2 years, but less than or equal to 4 years       1.64
        greater than 4 years, but less than or equal to 7 years       2.28
        greater than 7 years, but less than or equal to 12 years      2.49
        greater than 12 years, but less than or equal to 25 years     2.74
        greater than 25 years, but less than or equal to 30 years     3.06

     For purposes of the foregoing:

     "Type I Corporate bonds" means Corporate Bonds (as defined above) rated either AAA by Fitch or, if not rated by Fitch, rated AAA by S&P and Aaa by Moody's;

     "Type II Corporate Bonds" means Corporate Bonds rated either at least AA-by Fitch or, if not rated by Fitch, rated at least AA- by S&P and at least Aa3 by Moody's which do not constitute Type I Corporate Bonds;

     "Type III Corporate Bonds" means Corporate Bonds rated either at least A-by Fitch or, if not rated by Fitch, rated at least A- by S&P and at least A3 by Moody's which do not constitute Type I or Type II Corporate Bonds

     "Type IV Corporate Bonds" means Corporate Bonds rated either at least BBB-by Fitch or, if not rated by Fitch, rated at least BBB- by S&P and at least Baa3 by Moody's which do not constitute Type I, Type II or Type III Corporate Bonds;

     "Type V Corporate Bonds" means Corporate Bonds rated either at least BB- by Fitch or, if not rated by Fitch, rated at least BB- by S&P and at least Ba3 by Moody's which do not constitute Type I, Type II, Type III or Type IV Corporate Bonds;

     "Type VI Corporate Bonds" means Corporate Bonds rated either at least B- by Fitch or, if not rated by Fitch, rated at least B- by S&P and at least B3 by Moody's which do not constitute Type I, Type II, Type III, Type IV or Type V Corporate Bonds; and

     "Type VII Corporate Bonds" means Corporate Bonds rated either at least CCC by Fitch or, if not rated by Fitch, rated at least CCC by S&P and at least Caa by Moody's which do not constitute Type I, Type II, Type III, Type IV, Type V or Type VI Corporate Bonds.

     In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch Eligible Assets:


                              Maximum                     Maximum                  Minimum
                           Single Issuer             Single Industry            Issue in Size
Type of Corporate Bond       (%) (1,2)                  (%) (2,3)              ($ in millions)
----------------------       ---------                  ---------              ---------------
Type I....................      100%                        100%                    $100
Type II...................       20                          75                      100
Type III (4)..............       10                          50                      100
Type IV...................        6                          25                      100
Type V....................        4                          16                   50 (5)
Type VI...................        3                          12                   50 (5)
Type VII..................        2                           8                   50 (5)

                             See accompanying notes


----------

(1) Companies subject to common ownership of 25% or more are considered as one name.

(2) Percentages represent a portion of the aggregate Market Value of corporate securities.

(3) Industries are determined according to industry classifications specified by Fitch ("Fitch Industry Classifications") (see below).

(4) Includes Short Term Money Market Instruments which do not constitute Type I or Type II Corporate Bonds and which have a maturity greater than the Exposure Period.

(5) Collateral bonds from issues ranging from $50 million to $100 million are limited to 20% of the collateral pool.

     The Fitch Industry Classifications, for the purposes of determining Fitch Eligible Assets, mean the following industry classifications, determined with respect to particular issues in the discretion of the Fund:

     Aerospace & Defense
     Automobiles
     Banking, Finance & Insurance
     Building & Materials
     Chemicals
     Computers & Electronics
     Consumer Products
     Energy
     Environmental Services
     Farming & Agriculture
     Food, Beverage & Tobacco
     Healthcare & Pharmaceutical
     Industrial Machinery
     Media, Leisure & Entertainment

     Metals & Mining
     Miscellaneous
     Paper & Forest Products
     Retail
     Sovereigns
     Textiles & Furniture
     Transportation
     Utilities

     Other Fitch Eligible Assets. Other Fitch Eligible Assets include cash, certain receivables for Fitch Eligible Assets, interest and dividends due on certain assets rated not lower than Baa3 by Moody's or BBB- by S&P, U.S. Treasury Securities (as defined by Fitch) and Short-Term Money Market Instruments (as defined by Fitch). The Fitch Discount Factors for Fitch Eligible Assets that are U.S. Treasury Securities are as follows:

U.S. Treasury Securities with remaining maturities of:

     less than or equal to 1 year                                  1.06
     greater than 1 year, but less than or equal to 2 years        1.11
     greater than 2 years, but less than or equal to 5 years       1.16
     greater than 5 years, but less than or equal to 15 years      1.24
     greater than 25 years, but less than or equal to 30 years     1.26

     The Fitch Discount Factor applied to short-term portfolio securities will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Exposure Period and, (B) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

     Under Fitch's current guidelines, portfolio securities that are preferred stocks will not be deemed Fitch Eligible Assets.

     When the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the ATP Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and A by S&P and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Fitch Eligible Asset.

     Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(F) under the definition of ATP Basic Maintenance Amount (see "Description of ATP--Asset Maintenance") or it is subject to any material Lien, except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by its investment adviser, the Fund's custodian, transfer agent or registrar or the Auction Agent and (d) Liens by virtue of any repurchase agreement.

                                    *   *   *

     For so long as any of the ATP is Outstanding and either Moody's or Fitch is rating the ATP, the Fund will not, unless it has received written confirmation from Moody's and/or Fitch, as applicable, that any such action would not impair the respective rating then assigned by Moody's or Fitch to the ATP, engage in any one or more of the following transactions: (i) purchase or sell futures contracts or options thereon with respect to portfolio securities or write unsecured put or uncovered call options on portfolio securities, engage in options transactions involving cross-hedging, or enter into any transactions involving dividend swap arrangements with respect to dividend payments with respect to the ATP; or (ii) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions; provided that the ATP Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and if the borrowing matures in not more than 60 days and is non-redeemable; or (iii) except in connection with a refinancing of the ATP, issue any class or series of stock ranking prior to or on a parity with the ATP with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any shares of ATP previously purchased or redeemed by the Fund; or (iv) engage in any short sales of securities; or (v) lend portfolio securities; or (vi) merge or consolidate into or with any other corporation. For purposes of valuation of Eligible
Assets: (A) if the Fund writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the ATP, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value;
(B) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Fund buys have no value. For so long as ATP are rated by Moody's or Fitch: (A) the Fund will not engage in options transactions for leveraging or speculative purposes;
(B) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Fund will not enter into an option transaction with respect to Portfolio Securities unless, after giving effect thereto, the Fund would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the ATP Basic Maintenance Amount; (D) the Fund will not enter into an option transaction with respect to Portfolio Securities unless after giving effect to such transaction the Fund would continue to be in compliance with the provisions relating to the ATP Basic Maintenance Amount; (E) for purposes of the ATP Basic Maintenance Amount assets in margin accounts are not Eligible Assets;
(F) the Fund shall write only exchange-traded options on exchanges approved by Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is then rating the ATP); (G) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the ATP Basic Maintenance Amount that it takes delivery of that security which yields it the least value;
(H) the Fund will not engage in forward contracts; and (I) there shall be a quarterly audit made of the Fund's options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards.

     The Board of Directors may, without approval of any Holder of the ATP or any other stockholder of the Fund, from time to time amend, alter or repeal any or all of the definitions required to be contained in the Articles by Moody's, Fitch or any Other Rating Agency in the event the Fund receives written confirmation from the appropriate rating agency that any such amendment, alteration or repeal would not impair the rating then assigned to the ATP by such rating agency. In addition, the Board of Directors, without the vote or consent of the Fund's stockholders, may from time to time adopt, amend, alter or repeal any or all of additional or other definitions or add covenants and other obligations of the Fund (e.g., maintenance of a minimum liquidity level) or confirm the applicability of covenants and other obligations in connection with obtaining or maintaining the rating of Moody's, Fitch or any Other Rating Agency with respect to the ATP. See "Description of ATP--Voting Rights."

                             INVESTMENT RESTRICTIONS

     The following investment restrictions are fundamental policies of the Fund, and may not be amended without the affirmative vote of the holders of a majority of the outstanding shares of the Fund's Common Stock and a majority of the Outstanding shares of the ATP, voting as separate classes, which means for each class the lesser of (a) more than 50% of such class or (b) 67% or more of such class present at a meeting at which more than 50% of the outstanding shares of such class are present or represented by proxy. Under these restrictions, the Fund may not:

     1. Borrow money (through reverse repurchase agreements or otherwise) or issue senior securities, except as permitted by Section 18 of the 1940 Act.

     2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margins for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

     3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin payments in connection with transactions in futures contracts and options.

     4. Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

     5. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, the Fund may be deemed to be an underwriter under the federal securities laws.

     6. Purchase or sell real estate (including real estate mortgage loans), although the Fund may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate and securities representing interests in real estate.

     7. Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts and related options.

     8. Make loans, except by purchase of debt obligations in which the Fund may invest consistently with its investment policies, by entering into repurchase agreements with respect to not more than 25% of the value of its total assets, or through the lending of its portfolio securities with respect to not more than one-third of the value of its total assets.

     9. Invest in securities of any issuer, if, to the knowledge of the Fund, officers and Directors of the Fund and officers and partners of the Fund's investment adviser who beneficially own more than 0.5% of the value of the Fund's securities together own more than 5% of such issuer.

     10. Invest in securities of any issuer if, immediately after such investment, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities.

     11. Acquire more than 10% of the voting securities of any issuer.

     12. Invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities.

     13. Invest more than 20% of the market or other fair value of its total assets in securities that are not readily marketable, including those that are restricted as to disposition under the federal securities laws or otherwise. This restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held in the portfolio of the Fund or to repurchase agreements that have a maturity of seven days or less; however, the Fund will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other securities that are not readily marketable, exceed 20% of the market or other fair value of the Fund's total assets.

     14. Invest in the securities of other registered investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions.

     15. Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

     16. Make investments for the purpose of exercising control or management over the issuer of any security.

     Although the provisions of restrictions 2 (with respect to futures contracts), 3 and 7 permit the Fund to engage in certain practices to a limited extent, the Fund does not currently engage in such practices. See "Investment Practices."

     The Fund also will be subject to certain investment restrictions so long as the ATP remains Outstanding, which may prohibit or limit certain practices that are otherwise authorized. See "Investment Restrictions" and "Rating Agency Guidelines."

                         PORTFOLIO MATURITY AND TURNOVER

     The Fund's holdings may include issues of various maturities. Ordinarily, the Fund will emphasize investments in medium and longer term instruments (i.e., those with maturities in excess of three years), but the weighted average maturity of portfolio holdings may be shortened or lengthened depending on the Investment Adviser's general investment outlook or changes in the characteristics of high-yield securities. To the extent the weighted average maturity of the Fund's portfolio securities is lengthened, the value of such holdings will be more susceptible to fluctuation in response to changes in interest rates and general economic conditions. As of December 31, 1996, the weighted average maturity of the Fund's portfolio holdings was approximately
7.42 years. The weighted average of the Fund's portfolio will fluctuate depending on market conditions and investment opportunities. The Fund, however, does not expect that the weighted average maturity of the Fund's portfolio will, under normal conditions, exceed 15 years.

     The Investment Adviser actively makes portfolio adjustments that reflect the Fund's investment strategy, but generally does not trade securities for the Fund for the purpose of seeking short-term profits. It will, however, change the Fund's securities, regardless of how long they have been held, when it believes doing so will further the Fund's investment objective.

     In light of the Fund's investment objective and policies, it is anticipated that the Fund's portfolio turnover rate may, from time to time, exceed 100% per annum. A 100% annual turnover rate would occur, for example, if all the securities in the Fund's portfolio were replaced once within a period of one year. The Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability, when investment strategy remains relatively constant. A high rate of portfolio turnover will result in increased transaction costs for the Fund in the form of increased dealer spreads and brokers commissions. The Fund's portfolio turnover rates for the fiscal years ended December 31, 1994, 1995 and 1996 were 58.6%, 62.7% and 53.5%, respectively.

                              INVESTMENT PRACTICES

     The Fund and the Investment Adviser reserve the right to engage in certain investment practices described below in order to help achieve the Fund's investment objective. So long as the ATP is Outstanding, the Fund may not utilize certain of the practices described below, such as entering into swap agreements, the making of securities loans and buying or selling futures contracts and options thereon, unless the Fund receives written confirmation from Moody's, Fitch or any Other Rating Agency which is then rating the ATP and which so requires, that any such action will not impair the "aaa"/AAA Credit Rating. Further, the Rating Agency Guidelines limit or have the effect of limiting the Fund's use of other investment practices described below, such as investments in non-U.S. securities, private placements (except Rule 144A Securities as discussed below) and options to the extent such investments are not eligible for inclusion in the Discounted Value of the Fund's portfolio or the Rating Agency Guidelines specify terms and restrictions on such investments.

     Rating Agency Restrictions. As noted above, while the Fund has reserved the right to employ the investment practices described below, for so long as any of the ATP is Outstanding and either Moody's or Fitch is rating the ATP, the Fund will not engage in certain transactions, unless it has received written confirmation from Moody's and/or Fitch, as applicable, that any such action would not impair the respective rating then assigned by Moody's or Fitch to the ATP. See "Rating Agency Guidelines."

     In addition, for so long as the ATP are rated by Moody's or Fitch: (a) for purposes of the applicable rating agency asset coverage requirements, assets in margin accounts are not eligible for inclusion in the determination of discounted asset coverage, (b) where delivery of a security may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the rating agency coverage requirements that it takes delivery of that security which yields it the least value, and (c) the Fund will not engage in forward contracts.

     Securities Loans. The Fund reserves the right to make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on the securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

     When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis (i.e, delivery and payment can take place a month or more after the date of the transaction). The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets from its portfolio, marked to market daily and having value equal to or greater than such commitments. On the delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other portfolio obligations, incur a gain or loss due to market fluctuation.

     Repurchase Agreements. The Fund may enter into repurchase agreements on up to 25% of the value of its total assets. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to re-sell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the United States government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Investment Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Securities sold by the Fund under a reverse repurchase agreement must be either segregated pending repurchase or the proceeds must be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

     Foreign Investments. The Fund may invest up to 10% of the value of its total assets in securities principally traded in foreign markets. In addition, subject to the Fund's basic investment strategy, the Fund may also purchase Eurodollar certificates of deposit issued by branches of U.S. banks. Foreign investments may involve risks not present to the same degree in domestic investments, such as future political and economic developments, the imposition of withholding taxes on interest income, seizure or nationalization of foreign deposits, the establishment of exchange controls and the adoption of other foreign governmental restrictions which might adversely affect the payment of principal of and interest on such obligations. Foreign securities may be less liquid and more volatile than U.S. securities, and foreign accounting and disclosure standards may differ from U.S. standards. In addition, settlement of transactions in foreign securities may be subject to delays, which could result in adverse consequences to the Fund including restrictions on the subsequent resale of such securities. The value of foreign investments may rise or fall because of changes in currency exchange rates. The Fund may buy or sell foreign currencies or deal in forward foreign currency contracts in connection with the purchase and sale of foreign investments.

     Options. The Fund may write (sell) call options which are traded on national securities exchanges with respect to securities in its portfolio. The Fund may only write "covered" call options, that is, options on securities it holds in its portfolio or has an immediate right to acquire through conversion or exchange of securities held in its portfolio. The Fund reserves the right to write call options on its portfolio securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible market decline. In view of its investment objective, the Fund generally would write call options only in circumstances in which the Investment Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood that the Fund will be able to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

     For purposes of valuation of the Fund's assets under the Rating Agency Guidelines (see "Description of ATP--Asset Maintenance"): (i) if the Fund writes a call option, the underlying asset will be valued as follows: (a) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the ATP, at the lower of the discounted value of the underlying security of the option and the exercise price of the option or
(b) otherwise, it has no value; (ii) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (a) exercise price and
(b) the discounted value of the underlying security determined in accordance with Rating Agency Guidelines; and (iii) call or put option contracts which the Fund buys have no value. For so long as the ATP are rated by Moody's or Fitch:
(i) the Fund will not engage in options transactions for leveraging or speculative purposes; (ii) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (iii) the Fund will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Fund would continue to be in compliance with applicable rating agency asset coverage requirements (see "Description of ATP--Asset Maintenance"); (iv) the Fund shall write only exchange-traded options on exchanges approved by Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is then rating the ATP); and (v) there shall be a quarterly audit made of the Fund's options transactions, if any, by the Fund's independent accountants to confirm that the Fund is in compliance with these standards.

     Futures Contracts and Related Options. The Investment Adviser does not currently intend that the Fund will invest in futures contracts or related options with respect to the portfolio. However, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. This technique could be employed if the Investment Adviser anticipates that interest rates may rise, in which event the Fund could sell a futures contract to protect against the potential decline in the value of its portfolio securities. Conversely, if declining interest rates were anticipated, the Fund could purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase.

     In the event the Fund determines to invest in futures contracts and options thereon, it will not purchase or sell such instruments if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts would exceed 5% of the value of the Fund's total assets. In addition, in accordance with the regulations of the Commodity Futures Trading Commission (the "CFTC") under which the Fund will be exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for other than hedging purposes if immediately thereafter the sum of the amount of the initial margin deposits and premiums on open positions with respect to futures and options used for non-hedging purposes would exceed 5% of the market value of the Fund's net assets. There is no overall limitation on the percentage of the Fund's portfolio securities which may be subject to a hedge position. If the CFTC were to amend its regulations such that the Fund would be permitted to write options on futures contracts for income purposes without CFTC registration, the Fund would have the right to engage in such transactions for those purposes, subject to the approval of the Board of Directors. The extent to which the Fund may enter into transactions involving futures contracts also may be limited by the requirements of the Code for qualification as a regulated investment company.

     Risks of Hedging Transactions. The use of options, financial futures and options on financial futures may involve risks not associated with other types of investments which the fund intends to purchase, and it is possible that a portfolio that utilizes hedging strategies may perform less well than a portfolio that does not make use of such devices. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the

Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts and the sale of options thereon would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.

     Incurrence of Indebtedness. For so long as any of the ATP are Outstanding, the Fund will not borrow money or issue senior securities representing indebtedness unless it has received written notice from Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP which so requires that such action would not impair the "aaa"/AAA Credit Rating. For so long as any of the Fund's preferred stock, including the ATP, is Outstanding, the lesser of (a) 67% of the shares of the Fund's preferred stock, voting as a separate class, present at a meeting at which more than 50% of the outstanding shares of preferred stock entitled to vote is present or (b) more than 50% of the outstanding shares of preferred stock, must approve any Fund borrowing. Preferred stockholder approval is not, however, required if the Fund borrows for temporary or emergency purposes in accordance with its investment policies and restrictions or for the purpose of clearing transactions. To the extent that the Fund does incur any borrowings, such borrowings would typically be senior in right of payment to the ATP and the Common Stock upon liquidation of the Fund.

     Interest Rate Transactions. The Fund may enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. The costs of any such interest rate transaction and the payment made or received by the Fund thereunder would be borne by or inure to the benefit of the Fund's common stockholders. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the forecast of market values, interest rates and other applicable factors is incorrect, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

     In February 1994, the Fund entered into a five-year interest payment swap arrangement having a $65 million notional amount with The First National Bank of Boston ("FNBB"). The effect of this arrangement is to hedge the Fund's dividend payment obligations with respect to 65% of the ATP Series A and ATP Series B Outstanding immediately prior to the date of this Statement of Additional Information. Under the swap arrangement, the Fund makes monthly payments to FNBB at the annual rate of 5.25% of the notional swap amount while receiving from FNBB payments at a floating rate determined with reference to the level of short-term interest rates from time to time (and which was ____% at _______________, 1997). See "Description of ATP-Dividends and Dividend Periods." The Fund makes dividend payments to the holders of the ATP on the basis of the results of periodic Auctions in accordance with its terms without regard to the swap and would continue to do so in the event the swap is terminated. The Fund has agreed to terminate the arrangement in the event it fails to maintain certain asset coverage requirements. See "Rating Agency Guidelines." In light of the proposed increase in the Fund's Outstanding ATP, the Fund will consider adjustments in its swap arrangements. The timing and amount of any such adjustment will depend upon market conditions.

     Permitted Investments in Direct Placement Securities. The Fund is permitted by its investment objective and policies to invest without limitation in direct placement securities. Direct placement securities are restricted securities and therefore are subject to certain of the following risks which would not apply to securities that were free for immediate public sale. In a private sale of restricted securities, which may involve protracted negotiations and a limited number of purchasers, the possibility of delay and the necessity of obtaining a commitment of investment intent from the purchasers might adversely affect the price of the securities. In a public offering, the delay resulting from registration may make it impossible for the Fund to sell securities at the most desirable time, and the price of the securities may decline between the time of the decision to sell and the time when the sale is accomplished. Since only the issuer of the securities can prepare and file a registration statement under the Securities Act of 1933, as amended, the Fund may not be able to obtain registration at the most desirable time.

     In view of the above risks, the proceeds to the Fund from the sale of restricted securities acquired by direct placement could be less than the proceeds from the sale of similar securities which were free for immediate public resale. If the Fund is required to liquidate portfolio investments to satisfy applicable asset coverage requirements, it may be required to dispose of direct placement securities at times or prices which are disadvantageous to the Fund.

     Direct placement securities, unless eligible for resale under Rule 144A, are generally ineligible for inclusion in the calculation of the discounted value of the Fund's investment portfolio under the Rating Agency Guidelines with which the Fund will be required to comply for so long as the shares of ATP remain Outstanding. The guidelines require the Fund to maintain portfolio assets eligible for inclusion in such calculation which have an aggregate discounted value in excess of the specified asset coverage levels and may therefore limit the Fund's ability to invest in direct placement securities.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

     An investment in the ATP is subject to a number of risks and special considerations, including the following:

High-Yield, High Risk Investments

     As indicated by its historical results, the Fund's Common Stock is designed for long-term investors who can accept the risks entailed in seeking the highest level of current income available from investments in long-term high yielding, medium and lower quality, fixed-income securities and who are willing to assume the particular risks associated with the Fund's investment objective and leveraged structure. Investors in the Fund's Common Stock should not rely on the Fund for their short-term financial needs. The principal value of the lower quality securities in which the Fund invests will be affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthiness of the individual issuer. Although the Fund seeks to reduce risk by portfolio diversification, extensive credit analysis and attention to trends in the economy, industries and financial markets, such efforts will not eliminate risk.

     Fixed-income securities offering the high current income sought by the Fund will ordinarily be in the lower rating categories of recognized rating agencies or will be non-rated. The values of such securities tend to reflect individual corporate developments or adverse economic changes to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Periods of economic uncertainty and change generally result in increased volatility in the market prices and yields of "high yield," high risk securities and thus in the Fund's net asset value. Further, these fixed-income securities are considered by rating agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and such securities are generally considered to involve greater credit risk than securities in the higher rating categories; the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. The "high yield," high risk securities held by the Fund are frequently subordinated to the prior payment of senior indebtedness and are traded in markets that may be relatively less liquid than the market for higher rated securities. Changes by recognized rating agencies in their ratings of any security in the Fund's portfolio and in the ability of an issuer to make payments of interest and principal may also affect the value of the Fund's investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from such securities, but will affect the Fund's net asset value. The Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In this evaluation, the Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

     Some of the lower-rated securities in which the Fund invests were issued to raise funds in connection with the acquisition of companies in so-called "leveraged buy-out" transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

     Generally, when interest rates rise, the value of fixed rate debt obligations, including "high yield," high risk securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a "high yield," high risk security containing redemption or call provisions exercises either provision in a declining interest rate market, the Fund would have to reinvest the proceeds from such redemption or call at current interest rates, which could result in a decreased return for common stockholders.

     The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of "high yield," high risk securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Investment Adviser considers ratings of recognized rating agencies such as Moody's and S&P, the Investment Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain "high yield," high risk securities whose credit ratings have changed (see Appendix A for a description of ratings of "high yield," high risk securities).

     At times a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers. Although the Fund generally considers such securities to be liquid because of the availability of an institutional market for such securities, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, the Fund may also find it more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. The Fund, in most instances, utilizes an independent pricing service to determine the fair value of its securities for financial statement purposes since market quotations are not readily ascertainable. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Dividends and Distributions

     The Fund will not be permitted to declare dividends or other distributions with respect to the shares of Common Stock or the ATP or purchase shares of Common Stock or the ATP unless at the time thereof the Fund meets certain asset coverage requirements, including those imposed by the 1940 Act and under the Fund's Articles of Amendment and Restatement, as amended (including any Articles Supplementary of the Fund, the "Articles"). Failure to pay dividends or other distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. See "Taxation" and "Description of ATP--Dividends and Dividend Periods." Further, upon any failure to pay dividends in an amount equal in two full years of dividends with respect to the ATP, the holders thereof shall have the right to elect a majority of the Directors until all accrued dividends have been provided for or paid. In the event the Fund fails to satisfy certain asset coverage requirements, the Fund may be required to effect mandatory partial redemptions of the ATP (subject to certain limitations) or in certain circumstances may result in the mandatory redemption of all of the ATP. Redemption of ATP would reduce the Fund's leverage and could negatively affect potential returns with respect to the Common Stock. The Fund intends, however, to the extent possible to redeem shares of ATP from time to time to maintain compliance with applicable asset coverage requirements. See "Taxation."

                                    TAXATION

     The following discussion offers only a brief outline of the federal income tax consequences of investing in ATP. Investors should consult their own tax advisors for more detailed information and for information regarding the impact of state and local taxes upon such an investment.

Federal Income Tax Treatment of the Fund

     The Fund qualifies and elects to be treated as a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stocks, securities or currencies; (b) derive in each taxable year less than 30% of its gross income from the sale or disposition of stock, securities, and certain other assets held less than three months; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities).

     As a regulated investment company, in any fiscal year with respect to which the Fund distributes at least 90% of its investment company taxable income (which includes, among other items, dividends and interest but excludes net long-term capital gains in excess of net short-term capital losses), the Fund (but not its stockholders) generally will be relieved of U.S. federal income taxes on its net investment income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes to stockholders. To the extent the Fund retains its net capital gains for investment, it will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on the amount retained. See "Federal Income Tax Treatment of Holders of Common Stock" below. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To avoid the tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Fund will be able to retain its net capital gains for investment.

     If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation, and distributions to its stockholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to stockholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the stockholder's hands as long-term capital gains.

     If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of the Common Stock and/or the ATP until the asset coverage is restored. See "Description of ATP--Dividends and Dividend Periods." Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income, as is required in order to qualify for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on its undistributed table income (including gain) or both.

     Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund intends to repurchase or redeem (to the extent permitted under the 1940
Act) ATP in order to maintain or restore the requisite asset coverage and avoid failure to remain qualified as a regulated investment company. The determination to repurchase or redeem ATP and the amounts to be repurchased or redeemed, if any, will be made in the sole discretion of the Fund.

     Use of the Fund's cash to repurchase or redeem ATP may adversely affect the Fund's ability to distribute annually at least 90% of its investment company taxable income, which distribution is required to qualify for taxation as a regulated investment company. The Fund may also realize income in connection with funding repurchases or redemptions of ATP, and such income would be taken into account in determining whether or not the above-described distribution requirements have been met. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption of the ATP might restore asset coverage. Payment of distributions after restoration of asset coverage could requalify (or avoid a disqualification of) the Fund as a regulated investment company, depending upon the facts and circumstances. The Fund's ability to liquidate portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to stockholders. For example, with respect to certain securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to borrow money or dispose of securities that it would otherwise have continued to hold. The extent to which the Fund may liquidate securities at a gain may be limited by the 30% limitation discussed above.

     The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualifications of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

     If the Fund fails to qualify as a regulated investment company for any year, it generally must pay out its earnings and profits accumulated in that year less an interest charge to the Treasury on 50% of such earnings and profits before it can again qualify as a regulated investment company.

Federal Income Tax Treatment of Holders of ATP

     Under present law, counsel to the Fund is of the opinion that the ATP will constitute stock of the Fund, and thus distributions with respect to the ATP (other than distributions in redemption of the ATP subject to section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. The following discussion assumes such treatment will apply.

     The Fund's income will consist of net investment income and may also consist of net capital gains. The character of the Fund's income will not affect the amount of dividends to which the holders of the ATP are entitled. Holders of the ATP are entitled to receive only the amount of dividends as determined by periodic auctions. For federal income tax purposes, however, the Internal Revenue Service (the "Service") currently requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gains) for each tax year. Accordingly, the Fund intends to designate distributions made with respect to the Common Stock and the ATP as consisting of particular types of income (net capital gains, dividend income and ordinary income) in accordance with each class' proportionate share of the total dividends paid to both classes. Thus, each dividend paid with respect to the ATP during a year will be designated as ordinary income dividends and, if the Fund designates any dividend as a capital gains dividend, capital gains in proportion to the ATP's proportionate share of the total dividends paid on the ATP during the year to the total distributions paid on both the ATP and the Common Stock during the year. Each holder of the ATP during the year will be notified of the allocation within 60 days after the end of the year. The amount of the net capital gains realized by the Fund is not expected to be significant, and there is no assurance that any such income will be realized by the Fund in any year. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income. Distributions of the Fund's net capital gains, if any, are taxable to shareholders at rates applicable to long-term capital gains regardless of the length of time the ATP have been held by holders. Distributions in excess of the Fund's earnings and profits will first reduce a shareholder's adjusted tax basis in his or her shares of ATP and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder of shares of ATP who holds his or her shares of ATP as a capital asset.

     Although the Fund is required to distribute annually at least 90% of its net investment income, the Fund is not required to distribute, and has not distributed in the past, net capital gains to the shareholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the "net undistributed capital gains"). Shareholders as of the last day of each calendar year will be notified of their share, if any, of any net undistributed capital gains and the taxes paid by the Fund with respect to the net undistributed capital gains. For federal income tax purposes, each shareholder will be treated as if he had received his share of such net undistributed capital gains and will be entitled to a credit on his return for his share of the taxes paid by the Fund with respect to the net undistributed capital gains. Each shareholder also is entitled to increase the adjusted tax basis of his shares by the difference between his share of such net undistributed capital gains and his share of such taxes. However, it is unclear whether a portion of the net undistributed capital gains would have to be allocated to the ATP for federal income tax purposes. Until and unless the Fund receives acceptable guidance from the Service as to the allocation of the net undistributed capital gains between the Common Stock and the ATP, the Fund intends to distribute its net capital gains for any year during which it has shares of ATP Outstanding. Such distribution will affect the tax character but not the amount of dividends to which holders of shares of ATP are entitled.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November and December, payable to shareholders of record on a specified date in such a month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31 prior to the date of payment. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The Service has not given any guidance as to whether dividends paid following the close of the taxable year that are treated for tax purposes as derived from income from the prior year are treated as dividends "paid" in the prior year for purposes of determining the proportionate share of a particular type of income for each class. The Fund intends to treat any such dividends that are paid following the close of a taxable year as "paid" in the prior year for purposes of determining a class' proportionate share of a particular type of income. There can be no assurance that the Service will respect such treatment.

     Most of the Fund's net investment income is derived from interest-bearing securities. Accordingly, dividends paid with respect to the ATP generally will not qualify for the dividend received deduction. However, from time to time, a portion of the Fund's net investment income may be dividends on equity securities which are eligible for the dividends received deduction under Section 243 of the Code. Corporate shareholders who otherwise are eligible to claim the dividends received deduction under Section 243 of the Code can deduct 70% of the portion of the ATP dividend representing the shareholder's portion of the Fund's eligible dividend income. The Service has ruled that corporate shareholders of a regulated investment company must meet the 45-day holding requirements of
Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the dividends received deduction. The Fund will inform holders of shares of ATP of the source and tax status of all distributions shortly after the close of each calendar year.

     The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certification or who are otherwise subject to backup withholding. Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

Sale of Shares

     The sale of shares of ATP (including transfers in connection with a redemption or repurchase of such shares of ATP or a liquidation of the Fund) will be a taxable transaction for federal income tax purposes. Selling holders of shares of ATP will generally recognize gain or loss in an amount equal to the difference between their basis in the ATP and the amount received in exchange therefor. If such shares of ATP are held as a capital asset, the gain or loss will generally be a capital gain or loss and will be long-term if such shareholders have held the shares for more than one year. Any loss realized upon a taxable disposition of shares of ATP held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received with respect to such shares.

Backup Withholding

     The Fund may be required to withhold for U.S. federal income taxes 31% of all taxable distributions payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or a stockholder has been notified by the U.S. Internal Revenue Service that they are subject to backup withholding. Corporate stockholders and other stockholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. federal income tax liability.

Other Taxation

     Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in ATP.

                             MANAGEMENT OF THE FUND

Board Of Directors

     The management of the Fund, including general supervision of the duties performed by the Investment Adviser, is the responsibility of the Board of Directors. The Directors and officers of the Fund, their addresses and their principal occupations for at least the past five years are set forth below.

                                             Positions Held                Principal Occupation(s)
      Name, Age and Address                      With Fund                 During Past 5 Years
      ---------------------                    -------------               -------------------
      Robert F. Birch*, 61                   President and Director        Mr. Birch, a private investor,
      10 Winthrop Square,                                                  joined the Fund as President,
      Fifth Floor                                                          Treasurer and a Director in
      Boston, MA  02110                                                    August 1992 and since May 1993 has
                                                                           served as President and a Director.
                                                                           Mr. Birch served as Chairman and
                                                                           Chief Executive Officer of Memtek
                                                                           Corporation, a manufacturer of
                                                                           capital equipment utilized in the
                                                                           treatment of liquid toxic waste,
                                                                           from 1990 to July 1991, and was
                                                                           associated with Finn Wishengrad
                                                                           Warnke & Geyton, a consulting firm
                                                                           specializing in work-outs of
                                                                           financially distressed companies,
                                                                           from 1988 through 1989. Prior to
                                                                           that time, Mr. Birch was President
                                                                           and Chief Executive Officer of
                                                                           Gardner and Preston Moss, Inc., a
                                                                           Boston-based investment management
                                                                           firm.


                                                     B-30




                                            Positions Held                 Principal Occupation(s)
Name, Age and Address                          With Fund                   During Past 5 Years
---------------------                        -------------                 -------------------

      Joseph L. Bower, 58                    Director                      Professor since 1963, Donald K.
      Harvard Business School                                              David Professor of Business
      Boston, MA  02138                                                    Administration since 1986, and
                                                                           Chairman of the Doctoral Programs
                                                                           since 1990, Harvard Business School.
                                                                           Mr. Bower also has been a member
                                                                           and research fellow at the Institute of
                                                                           Politics since 1966 and a faculty
                                                                           member of the Kennedy School of
                                                                           Government since 1969.  He is a
                                                                           director of Ainka Research, Inc.,
                                                                           Sonesta International Hotels
                                                                           Corporation and Brown Group, Inc.
                                                                           and a general partner of ML-Lee
                                                                           Acquisition Fund, L.P.

      Richard E. Floor*, 56                  Secretary and Director        Partner with the law firm of
      Exchange Place                                                       Goodwin, Procter & Hoar LLP,
      Boston, MA  02109                                                    Boston, Massachusetts, since 1975
                                                                           (individually and through his
                                                                           professional corporation).  Mr. Floor
                                                                           also serves as a director of Town &
                                                                           Country Corporation.

      Bernard J. Korman, 65                  Director                      Chairman and Chief Executive
      Graduate Health System, Inc.                                         Officer of Graduate Health System,
      22nd and Chestnut Streets                                            Inc; President, Chief Executive
      Philadelphia, PA  19103                                              Officer and a Director of MEDIQ
                                                                           Incorporated from 1980 to
                                                                           1996.  Mr. Korman is a director of
                                                                           Innoserv Technologies, Inc., Kapson
                                                                           Senior Quarters Corp.; Nutramax
                                                                           Products, Inc., Omega Healthcare
                                                                           Investors, Inc., The Pep Boys, Inc.
                                                                           and Today's Man, Inc.


                                                       B-31




                                            Positions Held                 Principal Occupation(s)
Name, Age and Address                          With Fund                   During Past 5 Years
---------------------                        -------------                 -------------------

      Franco Modigliani, 78                  Director                      Professor of Finance and
      Massachusetts Institute                                              Economics from 1962 to 1970,
        of Technology                                                      Institute Professor from 1970 to
      77 Massachusetts Avenue                                              1988, and Professor Emeritus since
      Cambridge, MA  02139                                                 1988, Massachusetts Institute of
                                                                           Technology. Mr. Modigliani is a
                                                                           member of the National Academy of
                                                                           Sciences, the American Academy of
                                                                           Arts and Sciences, and the Academia
                                                                           dei Lincei. In 1985 he was awarded
                                                                           the James Killan, Jr. Faculty
                                                                           Achievement Award from MIT and the
                                                                           Alfred Nobel Memorial Prize in
                                                                           Economic Sciences. He is an
                                                                           Honorary President of the
                                                                           International Economic Association
                                                                           and a former President of the
                                                                           American Econometric Association,
                                                                           the American Finance Association
                                                                           and the Econometric Society, and
                                                                           has served as a consultant to the
                                                                           Federal Reserve System, the U.S.
                                                                           Treasury Department and a number of
                                                                           European banks.

      Ernest E. Monrad, 66                   Director                      Trustee since 1960 and Chairman
      50 Congress Street                                                   of the Trustees since 1969,
      Boston, MA  02109                                                    Northeast Investors Trust; Chairman,
                                                                           Assistant Treasurer and Director
                                                                           since 1981, Northeast Investors
                                                                           Growth Fund, Inc. Mr. Monrad also
                                                                           serves as a vice president and
                                                                           director of Guild, Monrad & Oates,
                                                                           Inc., a registered investment
                                                                           adviser, and as a director of
                                                                           Century Shares Trust and Furman
                                                                           Lumber, Inc.

      Ellen E. Terry*, 37                    Vice President and            Vice President of the Fund from
      10 Winthrop Square,                    Treasurer                     December 1992 to present and
      Fifth Floor                                                          Treasurer from May 1993 to
      Boston, MA  02110                                                    present; Acting President and
                                                                           Treasurer of the Fund from October
                                                                           1991 through February 1992; and
                                                                           Vice President of the Fund from
                                                                           February 1988 through February
                                                                           1992. From 1987 to February 1992,
                                                                           Ms. Terry was employed by Ostrander
                                                                           Capital Management, L.P., the
                                                                           former investment adviser of the
                                                                           Fund.

---------------------

* Directors and officers who are "interested persons" of the Fund, as defined in the 1940 Act.

     The Fund's Board of Directors consists of six members. Under the Fund's Articles and the 1940 Act, holders of the ATP are entitled to elect two Directors with the other four Directors elected by the holders of the Common Stock and the ATP voting as a single class, except in certain circumstances. In the event the Fund has no outstanding preferred stock, all of the Directors will be elected by the holders of the Common Stock. Since the Fund's inception, Messrs. Bower and Korman have been nominated for election as Directors by, and have been elected as Directors by the holders of, the Fund's outstanding preferred stock. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding shares of Common Stock and ATP or a majority of the Outstanding ATP may elect all of the Directors who are subject to election by them.

     The Fund pays each Director a fee of $20,000 per year plus $2,000 per Directors' meeting attended in person and $1,000 per telephonic Directors' meeting in which the Director participates, together with actual out-of-pocket expenses relating to attendance at such meetings. In addition, Mr. Birch received a fee of $55,000 for his services rendered to the Fund in his capacity as President for the calendar year ended December 31, 1996, and currently receives an annual retainer of $40,000 for his services to the Fund as President. The members of the Fund's Audit Committee, which consists of the Fund's non-interested Directors, receive $2,000 for each Audit Committee meeting attended, other than meetings held on days on which there is also a Directors' meeting. Directors of the Fund received for the fiscal year ended December 31, 1996 aggregate remuneration of $174,000 exclusive of compensation paid to Mr. Birch for his services rendered to the Fund in his capacity as President. The aggregate remuneration paid by the Fund to each of the Directors during its fiscal year ended December 31, 1996, is set forth in the chart below. The Fund does not provide remuneration in the form of pension or retirement benefits to any of its Directors.

                                                          Pension or
                                                          Retirement
                                    Aggregate          Benefits Accrued       Estimated Annual             Total
       Name of Person,             Compensation        as Part of Fund         Benefits Upon           Compensation
           Position                 From Fund              Expenses              Retirement              from Fund
           --------                 ---------              --------              ----------              ---------
Robert F. Birch,                     $84,000                 none                   none                 $84,000*
President and Director

Joseph L. Bower,                     $29,000                 none                   none                 $29,000
Director

Richard E. Floor,                    $29,000                 none                   none                 $29,000
Secretary and Director

Bernard J. Korman,                   $28,000                 none                   none                 $28,000
Director

Franco Modigliani,                   $29,000                 none                   none                 $29,000
Director

Ernest E. Monrad,                    $29,000                 none                   none                 $29,000
Director

Ellen E. Terry,                      $98,500                 none                   none                 $98,500
Vice President and
Treasurer

         *Of this amount, $55,000 was paid for service as President and $29,000 was paid for service as Director.

     The Fund's Articles and By-Laws provide that the Fund will indemnify its Directors and officers against liabilities and expenses incurred in connection with the performance of their duties on behalf of the Fund to the full extent permitted by Maryland law, subject to the applicable requirements of the 1940 Act. Maryland law generally permits a director or officer to be indemnified with respect to any proceeding to which he was made a party by reason of service in his capacity as a director or officer, provided that the director or officer must have (i) acted in good faith, (ii) reasonably believed his conduct, if undertaken in his official capacity, was in the best interests of the corporation, or in any other case was at least not opposed to the best interests of the corporation, and (iii) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. No indemnification is permitted, however, with respect to any proceeding by or in the right of the corporation in which the director or officer has been adjudged liable on the basis that he improperly received personal benefit. Further, under the 1940 Act as interpreted by the staff of the Commission, an indemnification provision is consistent with the 1940 Act if it (i) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties as described in Section 17(h) and (i) of the 1940 Act ("disabling conduct") and (ii) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct (including a dismissal for insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Directors who are neither "interested persons" of the Fund as defined in Section 2(a)(10) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in written opinion.

     The Fund, at its expense, may in the future provide liability insurance for the benefit of its Directors and officers.

Holdings of ATP and Common Stock

     The Fund does not know of any person who beneficially owned more than 5% of the outstanding shares of the Common Stock or ATP at [February 28, 1996]. As of such date, all Directors and officers of the Fund owned less than 1% of the Common Stock of the Fund, and no Director or officer owned any of the ATP.

The Investment Adviser

     The Board of Directors of the Fund appoints the Fund's investment adviser annually, subject to stockholder approval. Wellington Management Company, LLP with its principal offices at 75 State Street, Boston, Massachusetts 02109, has served as the Fund's investment adviser since February 19, 1992. Wellington Management, a Massachusetts limited liability partnership of which Robert W. Doran, Duncan M. McFarland and John R. Ryan are Managing Partners, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of [December 31, 1996], Wellington Management held discretionary authority over approximately $133.2 billion of assets, including $50.9 billion of fixed income securities of which $4.2 billion represented "high-yield" investments. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. As an accommodation to the Fund and based on the Board's determination that the Offer is in the best interests of the stockholders, Wellington Management has agreed to voluntarily waive $100,000 of its fees.

     Catherine A. Smith, a Senior Vice President of the Investment Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio. Ms. Smith has served in such capacity since the Investment Adviser succeeded to the management of the Fund's portfolio on February 19, 1992. In addition to serving as the portfolio manager of the Fund, Ms. Smith serves as the portfolio manager of several other high yield bond portfolios, including The High Yield Plus Fund, Inc., a closed-end management investment company. After receiving her Bachelor of Arts degree from Harvard College in 1983, Ms. Smith worked as a securities analyst for Fred Alger Management, Inc. in New York and subsequently joined Wellington Management in 1985. Ms. Smith is a CFA and a member of the Boston Security Analysts Society.

     Wellington Management managed the following other investment companies as of December 31, 1996: AFL-CIO (American Federation of Labor and Congress of Industrial Organizations) Housing Investment Trust, Anchor Series Trust, The Arbor Fund Golden Oak Prime Obligation Money Market Portfolio, The Arbor Fund OVB Prime Obligations Portfolio, Bishop Street Money Market Fund, Bishop Street Treasury Money Market Fund, First Financial Fund, First Investors Global Fund, First Investors Series Fund II; Growth and Income Fund, First Investors Life Series Fund, Frank Russell Investment Company, Global Utility Fund, Hartford VA Advisers Fund, Hartford VA Capital Appreciation Fund, Hartford VA Dividend and Growth Fund, Hartford VA International Opportunities Fund, Hartford VA Stock Fund, Hartford MF Advisers Fund, Hartford MF Capital Appreciation Fund, Hartford MF Dividend and Growth Fund, Hartford MF International Opportunities Fund, Hartford MF Small Company Fund, Hartford MF Stock Fund, The High Yield Plus Fund, Horace Mann Balanced Fund, Horace Mann Growth Fund, Horace Mann Income Fund, Horace Mann Short-Term Investment Fund, Mentor Income and Growth Portfolio, NASL Series Trust, North American Funds, PBHG Cash Reserves Fund, The Pillar International Growth Fund, SEI Daily Income Trust, SEI Liquid Asset Trust, Target Portfolio Trust (Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio), TIFF Investment Program (TIFF Multi-Asset
Fund), Vanguard Explorer Fund, Vanguard Fixed Income Securities Fund, Vanguard/Morgan Growth Fund, Vanguard Preferred Stock Fund, Vanguard Specialized Portfolios (Energy Portfolio, Health Care Portfolio, and Utilities Portfolio), Vanguard Variable Insurance Fund (Balanced Portfolio and High Yield Bond Portfolio), Vanguard/Wellesley Income Fund, Vanguard/Wellington Fund and Vanguard/Windsor Fund.

     Advisory Agreement. The Investment Advisory Agreement between the Investment Adviser and the Fund (the "Advisory Agreement") became effective on February 19, 1992 following the expiration of the advisory agreement with Ostrander Capital Management, L.P., the former adviser. The Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the 1940 Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and compliance with the applicable provisions of the 1940 Act.

     The Investment Adviser is not dependent on any other party in providing the investment advisory services required for the management of the Fund. The Investment Adviser may, however, consider analyses from various sources, including broker-dealers with which the Fund does business. The Advisory Agreement provides that the Investment Adviser will, upon request of the Fund but subject to availability, make available to the Fund office facilities, equipment, personnel and services (other than as specifically set forth in the Advisory Agreement). Such office facilities, equipment, personnel and services are to be provided to the Fund at cost.

     Under the Advisory Agreement, the Investment Adviser receives a monthly investment advisory fee equal to .50% (on an annual basis) of the Fund's "Average Net Assets," based on the average weekly net asset value of the Fund. For purposes of the computation of such fee, the Fund's "Average Net Assets" is defined as the Fund's total assets minus (a) the Fund's accrued liabilities (including the aggregate principal amount of and the amount of the accrued interest on any senior securities of the Fund constituting debt within the meaning of Section 18 of the 1940 Act or under any credit facility with any bank or other lender) and, without duplication of (a), (b) the aggregate liquidation preference of and the amount of accumulated dividends on any senior securities of the Fund constituting stock within the meaning of Section 18 of the 1940 Act. At December 31, 1996, the Fund's Average Net Assets were $177.3 million under this definition. The aggregate dollar amount paid by the Fund to Wellington Management under the terms of the Advisory Agreement for the periods January 1, 1994 through December 31, 1994, January 1, 1995 through December 31, 1995 and January 1, 1996 through December 31, 1996 were $665,000, $782,000, and $851,000, respectively.

     The Fund bears all costs of its operation other than those incurred by the Investment Adviser under the Advisory Agreement. In particular, the Fund pays investment advisory fees, the fees and expenses associated with the Fund's administration, record keeping and accounting, fees and expenses for the custodian of the Fund's assets, legal, accounting and auditing fees, taxes, expenses of preparing prospectuses and stockholder reports, registration fees and expenses, fees and expenses for the transfer and dividend disbursing agent, the compensation and expenses of the Directors who are not otherwise employed by or affiliated with the Investment Adviser or any of its affiliates, and any extraordinary expenses.

     At a meeting held on February 18, 1992, the Board of Directors (including all Directors who are not "interested persons" of the Fund, as defined in the 1940 Act) unanimously approved the Advisory Agreement for a two-year period commencing February 19, 1992. The Advisory Agreement was subsequently approved by the Fund's stockholders at a meeting held on May 11, 1992. The Advisory Agreement was last approved by the Board of Directors and by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party on February 19, 1997. The Advisory Agreement will remain in effect from year to year if approved annually (i) by the Board of Directors of the Fund or by the holders of a majority of the Fund's outstanding voting securities restrictions, voting as a single class, and (ii) by a majority of the Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board of Directors, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and as further described below), or by the Investment Adviser, in each case on sixty (60) days prior written notice, and will terminate automatically in the event of its assignment. Under the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the lesser of either (a) the vote of 67% or more of the shares of the applicable class or classes present at the relevant meeting, if the holders of more than 50% of the outstanding shares of the applicable class or classes are present or represented by proxy, or (b) the vote of more than 50% of the outstanding shares of the applicable class or classes. For purposes of voting on any approval, continuation or termination of the Advisory Agreement, holders of the ATP and the Common Stock vote as a single class.

     Under the terms of the Advisory Agreement, the Investment Adviser is not liable for any error of judgment or for any loss suffered by the Fund in connection with performance of its obligations under the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, the Advisory Agreement, or damages resulting from a breach of fiduciary duty with respect to receipt of compensation for services.

     Portfolio Execution. The Advisory Agreement authorizes Wellington Management to arrange for the execution of the Fund's portfolio transactions by selecting the brokers or dealers that will execute the purchases and sales of portfolio securities of the Fund and directs Wellington Management to use its best efforts to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Wellington Management may, in its discretion, purchase and sell portfolio securities through brokers who provide Wellington Management or the Fund with research, analysis, advice and similar services, and Wellington Management may pay to these brokers, in return for research and analysis, a higher commission than may be charged by other brokers, provided that Wellington Management determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Wellington Management to the Fund and Wellington Management's other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

     In selecting a broker or dealer for each specific transaction, Wellington Management will use its best judgment to choose the broker or dealer most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. For example, brokers may be selected on the basis of the quality of such brokerage services related to the requirements of the specific transaction such as the following: capable floor brokers or traders, competent block trading coverage, good communication, ability to position, retail distribution and underwriting, use of automation, research contracts, arbitrage skills, administrative ability, or provision of market information relating to the security. Wellington Management will make periodic evaluations of the quality of these brokerage services as provided by various firms and measure these services against its own standards of execution. Brokerage services will be obtained only from those firms which meet its standards, maintain a reasonable capital position and can be expected to reliably and continuously supply these services.

     On occasions when Wellington Management deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, Wellington Management, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction will be made by Wellington Management in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. In some instances, this procedure may affect the price and size of the positions obtainable for the Fund. Research services furnished by brokers through which the Fund effects securities transactions may be used by Wellington Management in servicing all of its clients, and not all such services may be used by Wellington Management in connection with the Fund.

     For the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid brokerage commissions for the execution of portfolio transactions of $0, $3,000 and $0, respectively. [The rate of portfolio turnover for the fiscal years ended December 31, 1994, 1995 and 1996 was __%, __% and __%, respectively.]

     Administrative Services. Wellington Management provides only investment advisory services to clients and does not provide administrative and managerial services that generally are required by a publicly held investment company such as the Fund. Accordingly, since February 1992 the Fund has engaged Ellen E. Terry, Vice President and Treasurer, to perform administrative services. Subject to the supervision of the Board of Directors and officers of the Fund, Ms. Terry, among other things, coordinates the preparation of the Fund's semi-annual, annual and other periodic reports, proxy statements and other communications with stockholders; oversees the preparation of the Fund's periodic reports required to be filed with the Commission and the Rating Agencies; and assists in responding to stockholder/retail broker inquiries and disseminating information to the same based on information provided. Since February 1992 the Fund has also engaged Paul E. Saidnawey to provide certain related administrative services subject to the supervision of the Board of Directors and Ms. Terry. Ms. Terry and Mr. Saidnawey previously performed these administrative services for the Fund as employees of the Fund's former investment adviser.

     Ms. Terry receives $6,542 per month for the services set forth above and her services are terminable by either party on ninety (90) days' notice. Mr. Saidnawey receives $3,667 per month for the services set forth above and his services are terminable by either party on ninety (90) days' notice. Unlike other funds that are affiliated with larger organizations, the Fund relies on Ms. Terry, Mr. Saidnawey and Robert F. Birch, its President, for its administrative and related services. In the event of a departure of these individuals, the Fund would likely be forced to replace them with others or with a larger organization, which could result in an increase in the Fund's annual expenses.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value of the Common Stock will be determined no less frequently than the close of trading on the Exchange (generally 4:00 p.m. New York time) on the last Business Day of each week (generally Friday). It will be determined by dividing the value of the net assets of the Fund (for the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (i) the Fund's liabilities, (ii) accumulated and unpaid dividends on the Outstanding ATP and (iii) the aggregate liquidation value (i.e.,$50,000 per share for ATP Series A and ATP Series B and $25,000 per share for ATP Series C, plus for each series accrued and unpaid dividends to the date of liquidation) of the Outstanding ATP) by the total number of shares of Common Stock outstanding. In valuing the Fund's assets for all purposes other than the determination of the Discounted Value of such assets pursuant to the investment guidelines of the rating agencies then rating the ATP, portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. The Fund also utilizes prices supplied by its Custodian from Kenny S&P Evaluation Services and Merrill Lynch Capital Markets Securities Pricing Service. Any security or option for which the primary market is on an exchange will be valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Options for which the primary market is not on an exchange or which are not listed on an exchange will be valued at market value or fair value if no market exists. Securities and assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investments; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial condition of the issuer, cost at date of purchase, special reports prepared by analysts, information as to any transaction or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     Short-term debt securities which mature in less than 60 days will be valued at amortized cost if their term to maturity from the date of acquisition by the Fund was less than 60 days or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of acquisition by the Fund was more than 60 days, unless this method is determined by the Board of Directors not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest.

                               DESCRIPTION OF ATP


     The following is a brief description of the terms of the ATP of the Fund. This description does not purport to be complete and is subject to qualification in its entirety by reference to the Articles which establish and fix the rights and preferences of the shares of ATP. A form of the Articles, including a form of the Articles Supplementary establishing the ATP, is filed as an exhibit to the Registration Statement of which this Statement of Additional Information is a part and may be inspected and copies thereof may be obtained as described under "Available Information" in the Prospectus.


Pursuant to the Articles, as of the closing of this offering the Fund is authorized to issue 1,000,000 shares of Preferred Stock, $1.00 par value, in one or more series. The Fund has previously issued 1,200 shares of ATP Series A and 800 shares of ATP Series B. The Fund is initially offering an additional [2,000] shares of ATP Series C at a price per share of $25,000 in the Immediate Offering. As a result of the Immediate Offering, the Fund's leverage will be either the same as or somewhat higher than it was prior to the Fund's recent Common Stock rights offering.

     The Board of Directors has indicated that it will periodically consider increases or decreases in the Fund's leverage. Such variations in leverage may be made by Subsequent Offerings, by redemptions of ATP, or otherwise. See "Optional Redemption,""Plan of Distribution -- Subsequent Offerings,"and "Risk Factors and Special Considerations -- Leverage" below.

General

     The ATP Series A and ATP Series B have a liquidation preference of $50,000 per share and the ATP Series C has a liquidation preference of $25,000 per share, plus for each series all accumulated but unpaid dividends thereon (whether or not earned or declared) to the date of final distribution. The ATP when issued and sold through this offering (i) will be fully paid and non-assessable, (ii) will not be convertible into Common Stock or other capital stock of the Fund, (iii) will have no preemptive rights, and (iv) will not be subject to any sinking fund. The ATP will be subject to optional and mandatory redemption as described below under "Redemption."

     Holders of the ATP will not receive certificates representing their ownership interest in such shares. The Depository Trust Company will act as securities depository (together with any successor securities depository selected by the Fund, the "Securities Depository") for the Agent Members with respect to the ATP.

     In addition to serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent will act as the transfer agent, registrar, and paying agent for the ATP. Furthermore, the Auction Agent will send notices to holders of the ATP of any meeting at which holders of shares of ATP have the right to vote. See "Voting Rights" below. However, the Auction Agent generally will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions.

     Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any shares of ATP, so long as the Fund is current in the payment of dividends on the ATP and on any other capital shares of the Fund ranking on a parity with the ATP with respect to the payment of dividends or upon liquidation.

Dividends and Dividend Periods

     The holders of ATP will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the respective dates set forth below. Dividends so declared and payable shall be paid to the extent permitted under the Code and to the extent available and in preference to and priority over any dividend declared and payable on the Common Stock.


     Dividends on the shares of any series of ATP issued on the Date of Original Issue (as defined in the Prospectus) shall accumulate at the Applicable Rate from the Date of Original Issue. Dividends will be payable on each Dividend Payment Date thereafter. For Dividend Periods of one year or less, Dividend Payment Dates shall occur on the Business Day next succeeding the last day of such Dividend Period and, if any, on the 91st, 181st and 271st days thereof. For Dividend Periods of more than one year, Dividend Payment Dates shall occur on a quarterly basis on each January 1, April 1, July 1 and October 1 within such Dividend Period and on the Business Day following the last day of such Dividend Period. The initial Dividend Period for the shares of ATP offered in the Immediate Offering shall be ____ days. Dividend Periods after the initial Dividend Period for ATP issued in the Immediate Offering shall be either Standard Term Periods or, subject to certain conditions and with notice to holders of shares of the relevant series, periods longer or shorter than 7 days and having such durations as the Board of Directors shall specify (each, an "Alternate Term Period").


     On the Business Day next preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

     Each dividend will be paid to the record holder, which holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures. The Securities Depository's normal procedures now provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment shall first be credited against the earliest declared but unpaid dividends.

     Holders will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends except as described under "Determination of Dividend Rate" below. No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "Default Period" below.

     The amount of dividends per Outstanding share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by $50,000 for ATP Series A and ATP Series B or by $25,000 for ATP Series C, and rounding the amount so obtained to the nearest cent. During any Divided Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

     Determination of Dividend Rate. The dividend rate during the period from and including the Date of Original Issue to and including the initial Auction Date will be the respective rate per annum set forth in the table on the cover page of the Prospectus. The initial Dividend Rate and the first Auction Date will be as set forth on the cover page of the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

     Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of each series of ATP; provided, however, that no such designation is necessary for a Standard Term Period and that any designation of an Alternate Term Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the ATP shall have been cured as set forth under "Default Period," (iii) Sufficient Clearing Orders shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Alternate Term Period,
(iv) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under "Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Alternate Term Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount and has consulted with the Broker-Dealers and has provided notice and an ATP Basic Maintenance Certificate to Moody's (if Moody's is then rating the ATP), to Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and so requires.

     If the Fund proposes to designate any Alternate Term Period, not fewer than 15 (or two Business Days in the event the duration of the Dividend Period prior to such Alternate Term Period is fewer than 15 days) nor more than 30 days prior to the first day of such Alternate Term Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Alternate Term Period, specifying the first and last days thereof and
(B) that the Fund will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Alternate Term Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Alternate Term Period, in which case the Fund may specify the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Alternate Term Period in which latter event the succeeding Dividend Period shall be a Standard Term Period.

     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Alternate Term Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

          (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as an Alternate Term Period, specifying the first and last days thereof and (B) the terms of the Specific Redemption Provisions, if any; or

          (ii) a notice stating that the Fund has determined not to exercise its option to designate an Alternate Term Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Alternate Term Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Alternate Term Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Term Period.

     Default Period. A "Default Period" will commence on the applicable date set forth below if the Fund fails to (i) declare prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within two Business Days after such Dividend Payment Date to the persons who held shares of ATP as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend payable on such Dividend Payment Date, (ii) to deposit, irrevocably in trust, in same-day funds, with a designated paying agent by 12:00 noon, New York City time, (A) on or (to the extent permitted as described below) within two Business Days after any Dividend Payment Date the full amount of any declared dividend on the relevant series of ATP payable on such Dividend Payment Date (together with the failure to timely declare dividends described in (i) above, hereinafter referred to as a "Dividend Default") or (B) on or (to the extent permitted as described below) within two Business Days after any date fixed for redemption of shares of ATP called for redemption, the applicable redemption price (a "Redemption Default"), or (iii) to maintain the "aaa"/AAA Credit Rating unless the "aaa"/AAA Credit Rating is restored by the Dividend Payment Date next following the date on which the Fund fails to maintain the "aaa"/AAA Credit Rating (a "Rating Default"). A Default Period with respect to a Dividend Default or a Redemption Default will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and unpaid redemption price shall have been so deposited or shall have otherwise been made available to the applicable holders in same day funds. A Default Period with respect to a Rating Default shall commence as of the date on which the Fund fails to maintain the "aaa"/AAA Credit Rating (provided that such Rating Default shall be deemed not to have occurred and such Default Period shall not commence if such Rating Default is cured by the next succeeding Dividend Payment Date) and shall end on the earlier of the date on which such default is cured as provided herein or the date on which the ATP is mandatorily redeemed as provided herein. Holders of two-thirds of the ATP then Outstanding may waive any Dividend Default, Redemption Default or Rating Default.

     The Applicable Rate for each Default Period, including each Dividend Period commencing during a Default Period, will be equal to the Default Rate; and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Term Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. Any dividend due on any Dividend Payment Date (if, prior to 12:00 noon, New York City time, on such Dividend Payment Date, the Fund has declared such dividend payable on or within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may (if such default is not solely due to the willful failure of the Fund) be paid to such Persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by an additional amount for such period of non-payment at the Default Rate applied to the amount of such default based on the actual number of days comprising such period divided by 360. For the purposes of the foregoing, payment to a person in same-day funds made on or before 12:00 noon New York City time on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.

     Subject to the foregoing, and any requirements of Maryland law, to the extent that the Fund's net investment income for any year exceeds any current or accumulated dividends on the ATP, it will be distributed to the holders of the Common Stock. The term "net investment income" includes interest, dividends, short-term capital gains and other income received or accrued less the advisory fee, bank custodian charges, taxes (except capital gain taxes) and other expenses properly chargeable against income, but does not include net capital gains, stock dividends, transfer taxes, brokerage or other capital charges or distributions designated as a return of capital. Any realized net capital gains (defined as the excess of net long-term capital gains over net short-term capital losses) of the Fund will be distributed annually to the holders of the Common Stock (subject to the prior rights of the holders of the ATP) subject to the foregoing and any requirements of Maryland law.

     Swap Arrangement. The Fund has entered into a five-year interest payment swap arrangement (the "Swap Arrangement") with The First National Bank of Boston dated as of February 3, 1994. Pursuant to the Swap Arrangement the Fund makes payments to FNBB on a monthly basis at the annual rate of 5.25% of the $65 million notional amount of the Swap Arrangement. In exchange for such payments FNBB makes payments to the Fund on a monthly basis at a variable rate determined with reference to short-term interest rates.

     The effect of the Swap Arrangement is to hedge the Fund's dividend payment obligations with respect to $65 million of the ATP. For example, if the dividend rate on the ATP and the short-term interest rate used to determine the Fund's payment obligation under the Swap Arrangement were 8%, the Fund would (i) receive a payment from FNBB in an amount equal to 8% (per annum) of the $65 million notional amount of the Swap Arrangement, (ii) make a payment to FNBB in an amount equal to 5.25% (per annum) of the $65 million notional amount of the Swap Arrangement, and (iii) pay dividends to the holders of the Outstanding ATP in an amount equal to 8% (per annum) of the aggregate liquidation preference of the ATP. Conversely, if the dividend rate on the ATP and the short-term interest rate used to determine the Fund's payment obligation under the Swap Arrangement were 4%, the Fund would (i) receive a payment from FNBB in an amount equal to 4% (per annum) of the $65 million notional amount of the Swap Arrangement, (ii) make a payment to FNBB in an amount equal to 5.25% (per annum) of the $65 million notional amount of the Swap Arrangement, and (iii) pay dividends to the holders of the Outstanding ATP in an amount equal to 4% (per annum) of the aggregate liquidation preference of the ATP. It should be noted that the relationship between the Swap Arrangement and the ATP has been simplified in the foregoing examples for purposes of illustration. The Fund's payment obligation under the Swap Arrangement and rate of dividends on the ATP are likely to differ, particularly if the Fund elects to establish a dividend period for the ATP which is longer than 28 days, although each generally should be determined with reference to short-term interest rates (except to the extent the Fund establishes relatively long ATP dividend periods). See "Description of ATP."
The Fund makes dividend payments to the holders of ATP on the basis of the results of periodic auctions in accordance with its terms without regard to the Swap Arrangement and will continue to do so in the event the Swap Arrangement is terminated. The Fund is subject to the risk that FNBB will not make its required payments under the Swap Arrangement. In such event, the Fund will have contractual remedies pursuant to the agreements related to the Swap Arrangement.

     The Fund obtained consents from Moody's and Fitch to enter into the Swap Arrangement. In connection with obtaining such consent, the Fund agreed to an increase in its discounted asset coverage requirement as described below under "--Asset Maintenance." The Swap Arrangement will remain in effect through February 1999, subject to early termination in certain circumstances, such as a default in payment obligations under the Swap Arrangement, a breach by either party of any agreement or obligation under the Swap Arrangement, the bankruptcy of either party to the Swap Arrangement, certain changes in tax laws, and illegality. Upon any such early termination the Fund will be required to make a payment to, or will receive a payment from, FNBB, based on the market value of the Swap Arrangement at that time. In the event that the Fund fails to satisfy certain asset coverage requirements that give rise to a mandatory redemption of ATP, the Fund has agreed with Moody's and Fitch that it will terminate the Swap Arrangement to the extent the notional amount of the Swap Arrangement following such redemption would exceed the aggregate liquidation preference of the ATP that would remain Outstanding following such redemption, or in such greater amount as the Fund may determine, subject to deferral to the extent the value of the Swap Arrangement then exceeds a specified benchmark.

     In light of the proposed increase in the Fund's Outstanding ATP, the Fund will consider adjustments in its swap arrangements. The timing and amount of any such adjustment will depend upon market conditions.

     Restrictions on Dividends and Other Payments. Under the 1940 Act, the Fund may not declare dividends or make other distributions on the Common Stock or purchase any Common Stock if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the Outstanding shares of ATP would be less than 200%. Under the Code, the Fund must, among other things, distribute at least 90% of its investment company taxable income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitation on dividends, distributions and purchases may in certain circumstances impair the Fund's ability to maintain such qualification. The Fund intends, however, to redeem shares of ATP to the extent necessary to maintain such qualification. See "Taxation."

     Upon failure to pay dividends for two (2) years or more, the holders of ATP will acquire certain additional voting rights. See "Voting Rights" below. Such rights shall be the exclusive remedy of the holders of ATP upon any failure to pay dividends on the ATP.

     For so long as any shares of ATP are Outstanding, except in connection with the liquidation the Fund, or a refinancing of the ATP as provided in the Articles, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other shares, if any, ranking junior to the ATP as to dividends or upon liquidation) in respect to Common Stock or any other shares of the Fund ranking junior to or on a parity with the ATP as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the ATP as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the ATP as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount and the 1940 Act ATP Asset Coverage (see "Asset Maintenance" and "Redemption" below) would be achieved, (ii) full cumulative dividends on the ATP due on or prior to the date of the transaction have been declared and paid and (iii) the Fund has redeemed the full number of shares of ATP required to be redeemed by any provision for mandatory redemption contained in the Articles.

Redemption

     Optional Redemption. To the extent permitted under the 1940 Act and Maryland Law, the Fund at its option may redeem shares of ATP having a Dividend Period of less than one year, in whole or in part, on the Business Day after the last day of such Dividend Period upon not less than 15 days and not more than 40 days prior notice. The optional redemption price shall be $50,000 per share for ATP Series A and ATP Series

B and $25,000 per share for ATP Series C, plus for each series an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Shares of ATP having a Dividend Period of more than one year may be redeemable at the option of the Fund prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount.

     The Fund also reserves the right to repurchase ATP in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the ATP, but is under no obligation to do so.

     Mandatory Redemption. If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act ATP Asset Coverage, and such failure is not cured within two Business Days following the relevant Valuation Date in the case of a failure to maintain the ATP Basic Maintenance Amount or the last Business Day of the following month in the case of a failure to maintain 1940 Act ATP Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the ATP will be subject to mandatory redemption out of funds legally available therefor. See "Asset Maintenance." The number of shares of ATP to be redeemed in such circumstances will be equal to the lesser of (i) the minimum number of shares of ATP the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount, or sufficient to satisfy 1940 Act ATP Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of ATP then Outstanding will be redeemed), and (ii) the maximum number of shares of ATP that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below).

     If the Fund at any time fails to maintain the "aaa"/AAA Credit Rating for the ATP, and such failure is not cured within 90 calendar days thereafter (the "Rating Default Cure Date"), all shares of ATP will be subject to mandatory redemption out of funds legally available therefor, on the Mandatory Redemption Date, and dividends thereon will be payable at the Default Rate until such redemption is effected as provided above under "Dividends and Dividend Periods-Default Period." To maintain the "aaa"/AAA Credit Rating, the Fund must maintain a rating for the ATP in the highest rating category from any two nationally recognized statistical rating organizations, as used in the Securities Exchange Act of 1934, as amended, one of which shall be Moody's or S&P.

     Shares of ATP may be subject to mandatory redemption in accordance with the foregoing redemption provision notwithstanding the terms of any Specific Redemption Provisions.

     The Fund is required to effect such a mandatory redemption not later than 30 days after the Asset Coverage Cure Date or the Rating Default Cure Date, as the case may be (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of shares of ATP which are subject to mandatory redemption, together with shares of other ATP which are subject to mandatory redemption under provisions similar to the ATP, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those shares of ATP and shares of other ATP which it was unable to redeem on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of shares of ATP and the Auction Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

     The redemption price in the event of any mandatory redemption will be $50,000 per share for ATP Series A and ATP Series B and $25,000 per share for ATP Series C, plus for each series an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption plus (in the case of a Dividend Period of not less than one year only) any redemption premium specified in any applicable Specific Redemption Provisions.

     In connection with any redemption, whether optional or mandatory, the Fund shall pay, together with the redemption price, an amount equal to all accumulated dividends, whether or not such dividends have been declared through the redemption date.

     Notwithstanding the provisions for redemption described above, no shares of ATP may be redeemed unless all dividends in arrears on the Outstanding shares of ATP, and all capital stock of the Fund ranking on a parity with the ATP with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all shares of ATP and all shares ranking in a parity with the ATP must receive proportionate amounts.

     Except for the provisions described above, nothing contained in the Articles limits any right of the Fund to purchase or otherwise acquire any shares of ATP outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any shares of ATP for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act ATP Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the Outstanding shares of ATP are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

     Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Fund will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the Commission at least 30 days prior to the redemption date). The Auction Agent will use its reasonable efforts to provide telephonic notice to each holder of shares of ATP called for redemption not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice sent by the Paying Agent to each holder of record of shares of ATP called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of Redemption will be addressed to the registered owners of the ATP at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the redemption date, (ii) the number and identity of shares of ATP to be redeemed,
(iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (v) the provision under which redemption shall be made.


     If fewer than all of the shares of a series of ATP are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such Holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. Shares of ATP may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all of the shares of ATP, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Existing Holder. Each Agent Member will determine the number of shares to be redeemed from the account of each Existing Holder for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Existing Holders without selecting for redemption any shares from the accounts of other Existing Holders. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares, the particular shares to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each series or by such other method as the Fund shall deem fair and equitable, as contemplated above.

     In connection with any redemption, whether optional or mandatory, the Fund shall pay, together with the redemption price, an amount equal to all accumulated dividends, whether or not such dividends have been declared through the redemption date.

     If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, all rights of the owners of the shares so called for redemption will cease, except the right of the owners of such shares to receive the redemption price, but without interest, and such shares will no longer be deemed to be Outstanding for any purpose. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the shares of ATP called for redemption on such date and
(ii) such other amounts, if any, to which Holders of shares of ATP called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid by the Paying Agent to the Fund upon its request. Thereupon the Paying Agent will be relieved of all responsibility to the owners of such shares and such owners may look only to the Fund for payment.

     So long as any shares of ATP are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

     Notwithstanding the provisions for redemption described above, no shares of ATP may be redeemed unless all dividends in arrears on the Outstanding shares of ATP, and all capital stock of the Fund ranking on a parity with the ATP with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all shares of ATP and all shares ranking in a parity with the ATP must receive proportionate amounts.

     Except for the provisions described above, nothing contained in the Articles limits any legal right of the Fund to purchase or otherwise acquire any shares of ATP outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any shares of ATP for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act ATP Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the Outstanding shares of ATP are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

Restrictions on Transfer

     Shares of ATP may be transferred only (i) pursuant to an Order placed in an Auction, (ii) to or through a Broker-Dealer, (iii) to a Person that has delivered a signed Master Purchaser's Letter to the Auction Agent, or (iv) to the Fund or any Affiliate. Notwithstanding the foregoing, no transfers other than those transfers made pursuant to Auctions will be effective unless the selling Existing Holder or the Broker-Dealer or Agent Member of such Existing Holder advises the Auction Agent of such transfer. Neither the Fund nor any Affiliate shall submit an Order in any Auction. See "Auction Procedures."

     The certificates representing the shares of ATP issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the transfer agent and/or registrar.

Asset Maintenance

     The Fund is required to satisfy two separate asset coverage requirements under the terms of the Articles. These requirements are summarized below.

     ATP Basic Maintenance Amount. The Fund is required to maintain as of each Valuation Date Eligible Assets having in the aggregate a Discounted Value at least equal to the ATP Basic Maintenance Amount, calculated separately for Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is rating the ATP). For this purpose, the Market Value of the Fund's portfolio securities is
(i) computed based upon one or more pricing services agreements approved by the Board of Directors or (ii) the lower bid price from two independent dealers in securities, one of which bids shall be in writing. The Fund has a pricing services agreement with each of Kenny S&P Evaluation Services and Merrill Lynch Capital Markets Securities Pricing Service. The Fund may substitute another pricing service, provided that it has received notice from Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is rating the ATP) that such substitution will not impair the "aaa"/AAA Credit Rating. If the Fund fails to maintain Eligible Assets having in the aggregate a Discounted Value at least equal to the ATP Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the second Business Day after such Valuation Date, the Fund will be required in certain circumstances to redeem certain of the shares of ATP. See "Redemption."

     The "ATP Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of

          (1) (A) the product of the number of Outstanding shares of ATP Series A and ATP Series B on such date multiplied by $50,000 plus the product of the number of Outstanding shares of ATP Series C on such date multiplied by $25,000; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first following Dividend Payment Date for each share of ATP Outstanding that follows such Valuation Date (or to the 42nd day after such Valuation Date, if such 42nd day occurs before the first following Dividend Payment
     Date); (C) the aggregate amount of dividends that would accumulate at the then current Maximum Applicable Rate for a Standard Term Period multiplied by the Volatility Factor on any shares of ATP Outstanding from the first day following the Dividend Payment Date referred to in (B) above through the 42nd day after such Valuation Date, but only if such 42nd day occurs after the first day following the Dividend Payment Date, except that if such Valuation Date occurs during a Default Period, the dividend for purposes of the calculation would accumulate at the Default Rate; (D) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date; (E) any current liabilities, including, without limitation, indebtedness due within one year and any redemption premium due with respect to shares of ATP for which a Notice of Redemption has been given, as of such Valuation Date to the extent not reflected in any of (1)(A) through (1)(D), and (F) without duplication, 10% of the exercise price of any call option written by the Fund and the exercise price of any put option written by the Fund; less

          (2) the sum of any cash or the value of any Fund assets irrevocably deposited by the Fund for the payment of any of (1)(B) through (1)(F) ("value" for purposes of this clause (2) shall mean the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P-1 by Moody's and A-1+ by S&P, it will be valued at its face value).

     Pursuant to the Fund's arrangements with Moody's and Fitch in connection with the Swap Arrangement, the Fund has agreed that the Basic Maintenance Amount will include (i) a fixed amount which was equal to $2,630,215 at the time the Fund entered into the Swap Arrangement and which declines on a proportionate basis thereafter through February 1999, plus the amount the Fund would pay, or minus the amount the Fund would receive, upon termination of the Swap Arrangement, in either case based on mark-to-market quotations obtained by the Fund as of each Valuation Date (provided that the amount determined under this clause will not be a negative number) and (ii) amounts which are payable by the Fund under the swap during the 17-day period following the relevant Valuation Date. Amounts received by the Fund within 31 calendar days of the relevant Valuation Date may be included as assets in determining compliance with the Basic Maintenance Amount requirement only if FNBB has issued securities with a rating of at least A by Fitch, if rated by Fitch or if not rated by Fitch, then rated at least A by S&P and A2 by Moody's (if Fitch is then rating the ATP). Currently FNBB does not satisfy this rating standard.


     Solely for purposes of calculating the ATP Basic Maintenance Amount, interest on borrowed funds outstanding as of any date will be treated as dividend payments, at a deemed dividend rate equal to the interest rate payable on such funds on the relevant date, but shall be subject to multiplication by the larger of the factors that the Fund has been informed by Moody's (if Moody's is then rating the ATP) or Fitch (if Fitch is then rating the ATP) are applicable (as described in 1(C) above) only in the event that interest on such borrowed funds is payable on the basis of a variable rate of interest, and the interest rate is subject to change within the relevant 43-day period.

     The discount factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating the ATP. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of the Fund, the ATP Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without stockholder approval, but only in the event that the Fund receives written confirmation from Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires that any such changes would not impair the "aaa"/AAA Credit Rating. If the Fund fails to maintain the "aaa"/AAA Credit Rating and is unable to restore the "aaa"/AAA Credit Rating by the Rating Default Cure Date, the Fund will be required to redeem the ATP. See "Redemption," above.

     1940 Act ATP Asset Coverage. The Fund is required under the Articles to maintain 1940 Act ATP Asset Coverage as of the last Business Day of each month in which any shares of ATP are Outstanding. If the Fund fails to maintain 1940 Act ATP Asset Coverage and such failure is not cured as of the last Business Day of the following month, the Fund will be required to redeem certain shares of the ATP. See "Redemption."

     On _________, 1997, the 1940 Act ATP Asset Coverage was:

Value of Fund assets less
liabilities not constituting
      senior securities
    Senior securities                    [$278,943,337]
------------------------                  ------------   =     [279%]
representing indebtedness ($0)           [$100,000,000]
 plus liquidation value
      of the ATP

     Notices. The Fund is required to deliver a certificate with respect to the calculation of the ATP Basic Maintenance Amount and the value of the portfolio holdings of the Fund (a "ATP Basic Maintenance Certificate") (i) to the Auction Agent, Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires as of (a) the Business Day preceding the Date of Original Issue and (b) any Valuation Date on which the Fund fails to have Eligible Assets with an aggregate Discounted Value at least equal to 125% of the ATP Basic Maintenance Amount, (ii) to the Auction Agent, Fitch (if Fitch is than rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires as of (a) every fourth Valuation Date after the Date of Original Issue for the first year following the Date of Original Issue, (b) if the Fund fails to have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount, and (c) on request by Fitch or such Other Rating Agency, as applicable, (iii) to the Auction Agent, Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires as of (a) the Valuation Date next following the date of redemption by the Fund of shares of Common Stock which, together with all other shares of Common Stock purchased during the six months preceding such date, equal in excess of 1,000,000 shares of Common Stock, and (b) the last Valuation Date of each fiscal quarter and a Valuation Date during such fiscal quarter randomly selected by the Fund's independent accountants as provided below, and (iv) to the Auction Agent, Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires as of a Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount. Such ATP Basic Maintenance Certificate shall be delivered in the case of clause (i)(a) on the Date of Original Issue and in the case of clauses (i)(b), (ii), (iii) and
(iv) above on or before the third Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

     The Fund is required to deliver to the Auction Agent, Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires, a certificate with respect to the calculation of the 1940 Act ATP Asset Coverage and the value of the portfolio holdings of the Fund (a "1940 Act ATP Asset Coverage Certificate") (i) as of the Business Day preceding the Date of Original Issue, and (ii) as of (a) the last Valuation Date of each quarter thereafter, and (b) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act Asset Coverage. Such 1940 Act ATP Asset Coverage Certificate shall be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the third Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. Such certificate must be accompanied by a certificate from the Fund's accountants certifying as to the accuracy of the Fund's calculations.

     On the Date of Original Issue, the Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires, a letter prepared by the Fund's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Fund in the ATP Basic Maintenance Certificate and the 1940 Act ATP Asset Coverage Certificate required to be delivered by the Fund on the Date of Original Issue. Within eight Business Days after the last Valuation Date of each fiscal quarter of the Fund on which an ATP Basic Maintenance Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires, an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such ATP Basic Maintenance Certificate and in any other ATP Basic Maintenance Certificate randomly selected by the Fund's independent accountants during such fiscal quarter. Within eight Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a 1940 Act ATP Asset Coverage Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires an Accountant's Certificate regarding the accuracy of calculations made by the Fund in such 1940 Act ATP Asset Coverage Certificate. In addition, the Fund will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Fund on each ATP Basic

Maintenance Certificate and 1940 Act ATP Asset Coverage Certificate required to be delivered as of a Business Day on or before any Asset Coverage Cure Date, within five days after the relevant Asset Coverage Cure Date. If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Fund's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount on such prior Valuation Dates. In the event that an ATP Basic Maintenance Certificate or 1940 Act ATP Asset Coverage Certificate or the applicable Accountant's Certificates with respect to an applicable Asset Coverage Cure Date are not delivered within the time periods specified in the Articles, the Fund shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount or the 1940 ATP Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.


Liquidation

     In the event of a liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the Holders of ATP and any other shares ranking in parity with the ATP, in preference to the Holders of Common Stock, will be entitled to payment, out of the assets of the Fund or the proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund, of a liquidation distribution in the amount of $50,000 per share for ATP Series A and ATP Series B and $25,000 per share for ATP Series C, plus for each series an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, Holders of ATP will not be entitled to any premium to which such Holder would be entitled to receive upon redemption of such shares of ATP. After payment of the full amount of such liquidation distribution, the owners of the ATP will not be entitled to any further participation in any distribution of assets of the Fund.

     If, upon the liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the assets of the Fund or proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund shall be insufficient to pay in full the liquidation distribution to which owners of any shares of ATP are entitled, such assets or the proceeds thereof will be distributed among the owners of the shares of ATP and any other shares ranking on a parity therewith, ratably.

     In the event of any such liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, until payment in full is made to the owners of the shares of ATP of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the Holders of Common Stock and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the Common Stock.

     A consolidation or merger of the Fund with or into any other company or companies, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another company, shall not be deemed to be a liquidation, dissolution or winding up of the Fund; provided, however, that the consolidation, merger, sale, lease or exchange does not materially adversely affect any designation, right, preference or limitation of the ATP or any shares issuable in exchange for shares of ATP in any such consolidation or merger.

     To the extent other shares of ATP are issued by the Fund, including additional series of ATP or additional shares of the ATP Series A, ATP Series B, or ATP Series C such shares will share equally and on a pro rata basis with the ATP then Outstanding in connection with any liquidation, dissolution or winding up of the Fund.

Voting Rights

     Except as otherwise indicated herein and except as otherwise required by applicable law, Holders of shares of ATP have equal voting rights with Holders of Common Stock (one vote per share) and vote together with Holders of shares of Common Stock as a single class. Under applicable rules of Exchange, the Fund is currently required to hold annual meetings of stockholders.

     In connection with the election of the Fund's Board, Holders of shares of preferred stock, including the ATP, voting as a separate class, are entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by Holders of Common Stock and the Holders of shares of preferred stock, including the ATP, voting as a single class. In addition, if at any time dividends on Outstanding shares of ATP, including the ATP, shall be unpaid in an amount equal to two full years' dividends thereon, then the number of members constituting the Board shall automatically be increased by the smallest number that, when added to the two Directors elected exclusively by the Holders of shares of preferred stock as described above, would constitute a majority of the Board as so increased by such smallest number; and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the Holders of shares of preferred stock, including the ATP, voting as a separate class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such Holders will be in any event entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of preferred stock, including the ATP, for all past Dividend Periods, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional Directors elected by the Holders of shares of preferred stock including the ATP (but not of the Directors with respect to whose election the Holders of Common Stock were entitled to vote or the two Directors the Holders of shares of preferred stock including the ATP, have the right to elect in any event) will terminate automatically. Any shares of ATP issued after the date hereof shall vote with the ATP as a single class on the matters described above, and the issuance of any other shares of ATP by the Fund may reduce the voting power of the ATP.

     The affirmative vote of the Holders of a majority of the outstanding preferred stock, including the ATP, voting as a class, is required to (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers; (ii) increase the authorized number of shares of ATP; (iii) create, authorize or issue shares of any class of capital stock ranking senior to or on a parity with the ATP with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of capital stock ranking senior to or on parity with the ATP or reclassify any authorized shares of capital stock of the Fund into any shares ranking senior to or on parity with the ATP (except that, the Board of Directors, without the vote or consent of the Holders of ATP, may from time to time authorize, create and classify, and the Fund may from time to time issue, series or shares of preferred stock, including ATP, ranking on a parity with the ATP with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, subject to continuing compliance by the Fund with 1940 Act ATP Asset Coverage and ATP Basic Maintenance Amount requirements, or in connection with a refinancing of the ATP); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause
(vi) below and (D) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent, or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow from banks for temporary or emergency purposes or as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount as of the immediately preceding Valuation Date.

     The affirmative vote of the Holders of a majority of the Outstanding shares of ATP, voting as a separate class, will also be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security Holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The class vote of Holders of shares of ATP described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock necessary to authorize the action in question. In addition, the affirmative vote of the Holders of a majority of the Outstanding shares of each series of ATP, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of such series in a manner different from that of other series of classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series.

     The Board of Directors may amend certain provisions of the Articles without any vote or consent of the Holders of ATP or any other stockholder of the Fund. See "Rating Agency Guidelines" and Section 6(j), Part I of the form of Articles filed as an Exhibit to the Registration Statement of which this Statement of Additional Information is a part. Definitions and provisions in the Articles subject to amendment by action of the Board (subject to rating agency approval) include the following:

     ATP Basic Maintenance Amount         Maximum Applicable Rate
     ATP Basic Maintenance Certificate    Minimum Applicable Rate
     Asset Coverage Cure Date             Moody's Discount Factor
     Deposit Securities                   Moody's Eligible Assets
     Discounted Value                     Moody's Industry Classification
     Exposure Period                      1940 Act Asset Coverage Cure Date
     Fitch Discount Factor                1940 Act ATP Asset Coverage
     Fitch Eligible Assets                Short Term Money Market
     Fitch Industry Classification           Instruments
     Market Value (including certain      Volatility Factor
        provisions relevant to futures    Last Paragraph of Section 12
        and options transactions)

     In addition, the Board of Directors may amend the definition of Maximum Applicable Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Applicable Rate shown therein without the vote or consent of the Holders of shares of the ATP, including the ATP, or any other stockholder of the Fund and without confirmation of Moody's, Fitch or any Other Rating Agency, after consultation with the Broker-Dealers.

     The foregoing voting provisions will not apply with respect to the ATP if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

Ratings


     It is a condition of the Underwriter's obligation to purchase the ATP that the Fund obtain a rating of "aaa" from Moody's and a rating of AAA from Fitch as of the Date of Original Issue. As described by Moody's, an issue of preferred stock which is rated "aaa" is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks. As described by Fitch, a preferred stock rating of AAA indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. A Moody's or Fitch credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the Auction) will be successful.


     Ratings are not recommendations to purchase, hold or sell shares of ATP, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to Moody's and Fitch by the Fund and obtained by Moody's and Fitch from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information. The ATP will be subject to mandatory redemption in the event that the "aaa"/AAA Credit Rating is not available for the ATP and the Fund is unable to obtain the "aaa"/AAA Credit Rating for the ATP from a substitute rating agency or agencies within the time specified herein. While the Fund does not presently intend to seek a rating from a rating agency other than Moody's and Fitch, it reserves the right to do so.

                               AUCTION PROCEDURES

General

     Except as otherwise noted or as the context requires, the following description refers to each series of ATP separately.

Dividend Rates and Auction Dates

     The Dividend Rate for each Dividend Period will be determined on the Auction Date in respect of such Dividend Period. If Sufficient Clearing Orders exist for an Auction, the Dividend Rate for the ensuing Dividend Period will be the Winning Rate, or, if all shares in the Auction are the subject of Submitted Hold Orders in respect of a Dividend Period of fewer than 93 days, the Minimum Applicable Rate. If Sufficient Clearing Orders do not exist for any Auction, the ensuing Dividend Period will be a Standard Term Period and the Dividend Rate for that Dividend Period will be the Maximum Applicable Rate. If there is no Auction Agent on any Auction Date, the Dividend Rate will be the Maximum Applicable Rate that could have resulted from an Auction in respect of a Standard Term Period on such Auction Date. The Fund is obligated to exercise its best efforts to maintain an Auction Agent.

Orders by Existing Holders and Potential Holders

     On or prior to each Auction Date and prior to the Submission Deadline (initially 1:00 P.M., New York City time), each Existing Holder, with respect to shares it then holds, may submit to a Broker-Dealer by telephone or otherwise a Hold Order, a Hold/Sell Order or a Sell Order and each Broker-Dealer will contact Potential Holders to determine the Buy Orders, if any, to be made by such Potential Holders.

Submission of Orders to Auction Agent

     Each Order must be submitted in writing by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on each Auction Date for the Auction to be conducted on such Auction Date and must specify (A) the name of the Existing Holder or Potential Holder placing such Order, (B) the aggregate number of shares that are the subject of such Order, (C) to the extent that such Orders are placed by an Existing Holder, the number of shares, if any, subject to any Hold Order, Hold/Sell Order or Sell Order, and (D) the rate, if any, specified in each Order.

     If any rate specified in any Order contains more than three figures to the right of the decimal point, the Auction Agent will round such rate up to the next higher one thousandth of 1%.

     If an Order or Orders covering all shares held by any Existing Holder are not submitted to the Auction Agent by the Submission Deadline, the Auction Agent will, only in the case of an Auction preceding a Dividend Period of 93 days or fewer and at the conclusion of a Dividend Period of 93 days or fewer, deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent. If an Order or Orders covering all shares of ATP held by any Existing Holder are not submitted to the Auction Agent by the Submission Deadline, the Auction Agent will, in the case of all other Auctions, deem a Sell Order to have been submitted on behalf of such Existing Holder covering the number of shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     If one or more Orders covering in the aggregate more than the number of shares of ATP held by an Existing Holder are submitted to the Auction Agent, such Orders will be valid in accordance with the Validity Procedures.

     If more than one Buy Order is submitted on behalf of any Potential Holder, each Buy Order submitted will be a separate Buy Order.

     If any rate specified in any Order is lower than the Minimum Applicable Rate for the Auction Dividend Period with respect to which such Order is made in the case of any Dividend Period of 93 days or fewer, such Order will be deemed to be an Order specifying a rate equal to such Minimum Applicable Rate.

     In the case of any Dividend Period of more than 93 days, only Buy Orders, Hold/Sell Orders or Sell Orders may be submitted and Hold Orders may not be submitted.

Determination of Sufficient Clearing Orders and Applicable Rate

     Not earlier than the Submission Deadline, on each Auction Date, the Auction Agent will assemble all Submitted Orders and will determine whether Sufficient Clearing Orders exist and the Applicable Rate.

Acceptance of Orders and Allocation of Shares

     Based upon the results of the Auction, the Auction Agent will determine the aggregate number of shares to be held and sold by Existing Holders and to be purchased by Potential Holders, and, with respect to each Broker-Dealer, determine the extent to which such Broker-Dealer will deliver, and from which other Broker-Dealers such Broker-Dealer will receive, shares.

     If Sufficient Clearing Orders exist, subject to the Rounding Procedures:

          (i) all Submitted Hold Orders will be accepted;

          (ii) all Submitted Sell Orders will be accepted and all Submitted Hold/Sell Orders specifying any rate higher than the Winning Rate will be accepted as Sell Orders;

          (iii) all Submitted Hold/Sell Orders specifying a rate lower than the Winning Rate will be accepted as Hold Orders;

          (iv) all Submitted Buy Orders specifying a rate lower than the Winning Rate will be accepted;

          (v) all Submitted Hold/Sell Orders specifying a rate equal to the Winning Rate will be accepted as Hold Orders unless the number of shares subject to all such Submitted Hold/Sell Orders is greater than the number of shares remaining unaccounted for after the acceptances described in clauses (i), (iii) and (iv) above, in which event each such Submitted Hold/Sell Order will be accepted as a Hold Order and a Sell Order as to the respective number of shares determined in accordance with the Proration Procedures; and

          (vi) all Submitted Buy Orders specifying a rate equal to the Winning Rate will be accepted, unless the number of shares subject to all such Submitted Buy Orders is greater than the number of shares remaining unaccounted for after the acceptances described in clauses (i), (iii), (iv) and (v) above, in which event each such Submitted Buy Order will be accepted only as to the number of shares determined in accordance with the Proration Procedures.

     If Sufficient Clearing Orders do not exist, subject to the Rounding
Procedures:

          (i) all Submitted Hold Orders will be accepted;

          (ii) all Submitted Hold/Sell Orders specifying a rate equal to or lower than the Maximum Applicable Rate will be accepted as Hold Orders;

          (iii) all Submitted Buy Orders specifying a rate equal to or lower than the Maximum Applicable Rate will be accepted; and

          (iv) all Submitted Hold/Sell Orders specifying a rate higher than the Maximum Applicable Rate and all Submitted Sell Orders will be accepted as Hold Orders and as Sell Orders as to the respective number of shares of ATP determined in accordance with the Proration Procedures.

Notification of Results; Settlement

     The Auction Agent will advise each Broker-Dealer that submitted an Order whether such Order was accepted and of the Applicable Rate for the next Dividend Period by telephone by approximately 3:00 p.m., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order will as soon as practicable advise each Existing Holder and Potential Holder whether its Order was accepted and will confirm in writing purchases and sales with each Existing Holder and Potential Holder purchasing or selling shares as a result of an auction as soon as practicable on the Business Day next succeeding the Auction Date. Each Broker-Dealer that submitted a Hold Order will advise each Existing Holder on whose behalf such Hold Order was submitted of the Applicable Rate for the shares of ATP for the next Dividend Period.

     In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery to their Agent Members in same-day funds.

     If any Existing Holder selling shares in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares in such Auction may deliver to such person a number of whole shares that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery.

Broker-Dealers; Commissions

     Broker-Dealers which submit Orders for the account of others must be authorized by law to perform such function. A Broker-Dealer may acquire shares for its own account. If a Broker-Dealer submits an Order for its own account in an Auction, it may have an advantage over others because it would have knowledge of other Orders placed through it in that Auction.

     After each Auction, the Fund will pay through the Auction Agent to each Broker-Dealer a commission, at the rate announced from time to time by the Fund based upon the purchase price of shares placed (or deemed placed) by such Broker-Dealer at such Auction.


     The Auction Agent after each Auction will initially pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of [.25 of 1%] or such other percentage subsequently agreed to by the Fund and the Broker-Dealers, of the purchase price of shares placed by such Broker-Dealer at such Auction. For purposes of the preceding sentence, shares will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Existing Holders and were acquired by such Existing Holders through such Broker-Dealer or (ii) the subject of an Order submitted by such Broker-Dealer that is (A) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (B) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or
(C) a valid Hold Order. In the event an Auction scheduled to occur on an Auction Date fails to occur for any reason, the Broker-Dealer will be entitled to service charges as if the Auction had occurred and all holders of shares placed by them submitted valid Hold Orders.


The Auction Agent

     [Bankers Trust Company] will serve as the Auction Agent. The Auction Agent is acting solely as agent of the Fund and is not a trustee for holders of ATP. In the absence of bad faith or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties as Auction Agent.

     The Auction Agent may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor Auction Agent is appointed by the Fund. The Fund may also replace the Auction Agent.

                              FINANCIAL STATEMENTS



     Any statement contained in the Fund's Annual Report that was incorporated herein shall be deemed modified or superseded for purposes of this Statement of Additional Information to the extent a statement contained in this Statement of Additional varies from such statement. Any such statement so modified or superseded shall not, except as so modified or superseded, be deemed to constitute a part of this Statement of Additional Information. The Fund will furnish, without charge, a copy of its Annual Report, upon written request to the Fund at 10 Winthrop Square, Fifth Floor, Boston, Massachusetts or request by phone at (617) 350-8610.

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200

                                   The New
                                   America
                                 High Income
                                  Fund, Inc.

------------------------
Annual
------------------------
Report
------------------------
December 31, 1996
------------------------

                    The New America High Income Fund, Inc.

Schedule of Investments-December 31, 1996 (Dollar Amounts in Thousands)

 Principal                                                 Moody's     Value
 Amount                                                    Rating   (Note 1(a))
---------------------------------------------------------  -------- -----------
CORPORATE DEBT SECURITIES -- 91.55% (e)
Aerospace and Defense -- 7.43%
$3,200    Howmet Corporation, Senior Subordinated Notes,
          10%, 12/01/03                                   B2         $  3,496
 1,250    K&F Industries, Inc., Senior Secured Notes,
          11.875%, 12/01/03                               B1            1,347
 2,500    K&F Industries, Inc., Senior Subordinated
          Notes, Series B, 10.375%, 09/01/04              B2            2,637
 3,065    Moog, Inc., Senior Subordinated Notes, Series
          B, 10%, 05/01/06                                B2            3,218
   615    Newport News Shipbuilding Inc., Senior Notes,
          8.625%, 12/01/06 (i)                            Ba2             630
 1,460    Northrop Grumman Corporation, Debentures,
          9.375%, 10/15/24                                Baa3          1,614
 3,000    Rohr, Inc., Senior Notes, 11.625%, 05/15/03     Ba3           3,307
 4,245    Wyman-Gordon Company, Senior Notes, 10.75%,
          03/15/03                                        Ba3           4,569
                                                                    -----------
                                                                       20,818
                                                                    -----------
Automobile -- 5.91%
 4,000    Collins & Aikman Products Co., Senior
          Subordinated Notes, 11.50%, 04/15/06            B3            4,360
 1,250    Delco Remy International, Inc., Senior
          Subordinated Notes, 10.625%, 08/01/06 (i)       B2            1,316
   500    Exide Corporation, Senior Notes, 10%, 04/15/05  B1              519
 1,900    Exide Corporation, Senior Notes, 10.75%,
          12/15/02                                        B1            1,986
   960    Hayes Wheels International, Inc., Senior
          Subordinated Notes, 11%, 07/15/06               B3            1,048
 1,000    Lear Seating Corporation, Senior Subordinated
          Notes, 11.25%, 07/15/00                         Ba3           1,026
   750    Lear Seating Corporation, Subordinated Notes,
          8.25%, 02/01/02                                 B1              756
$2,000    Penda Corporation, Senior Notes, Series B,
          10.75%, 03/01/04                                B2         $  1,955
 3,500    Walbro Corporation, Senior Notes, Series B,
          9.875%, 07/15/05                                Ba3           3,605
                                                                    -----------
                                                                       16,571
                                                                    -----------
Banking -- 2.74%
   500    Anchor Bancorp, Inc., Senior Notes, 8.9375%,
          07/09/03                                        Ba3             513
   510    Chevy Chase Bank, F.S.B., Subordinated
          Debentures, 9.25%, 12/01/08                     B1              520
 1,250    Dime Bancorp, Inc., Senior Notes, 10.50%,
          11/15/05                                        Ba3           1,377
   325    First Nationwide Escrow Corp., Senior
          Subordinated Notes, 10.625%, 10/01/03 (i)       Ba3             351
 2,000    First Nationwide (Parent) Holdings, Senior
          Notes, 12.50%, 04/15/03                         B2            2,240
 1,500    FirstFed Financial Corp., Notes, 11.75%,
          10/01/04                                        B2            1,530
 2,064    WestFed Holdings, Inc., Split Coupon Senior
          Debentures, 15.50%, 09/15/99 (a)(c)             (f)           1,135
                                                                    -----------
                                                                        7,666
                                                                    -----------
Beverages, Food and Tobacco -- .49%
 1,350    GRUMA, S.A. de C.V., Notes, 9.75%, 03/09/98     (f)           1,384
                                                                    -----------
Buildings and Real Estate -- 3.22%
 1,170    Associated Materials Incorporated, Senior
          Subordinated Notes 11.50%, 08/15/03             B3            1,193
   500    Del Webb Corporation, Senior Notes, 10.875%,
          03/31/00                                        Ba3             515
 1,750    Del Webb Corporation, Senior Subordinated
          Debentures, 9%, 02/15/06                        B2            1,706
 2,500    Kaufman and Broad Home Corporation, Senior
          Subordinated Notes, 9.625%, 11/15/06            Ba3           2,506
 3,000    Toll Corp., Senior Subordinated Notes, 10.50%,
          03/15/02                                        Ba3           3,112
                                                                    -----------
                                                                        9,032

              The accompanying notes are an integral part of these
                              financial statements.

                    The New America High Income Fund, Inc.

(Dollar Amounts in Thousands)

 Principal                                                 Moody's     Value
 Amount                                                    Rating   (Note 1(a))
---------------------------------------------------------  -------- -----------
CORPORATE DEBT SECURITIES -- continued
Chemicals, Plastics and Rubber -- 3.89%
$1,540    Acetex Corporation, Senior Secured Notes,
          9.75%, 10/01/03                                 B1         $  1,532
 1,000    General Chemical, Senior Subordinated Notes,
          9.25%, 08/15/03                                 B2            1,022
 2,500    Great Lakes Carbon Corporation, Senior Secured
          Notes, 10%, 01/01/06                            Ba3           2,678
 1,000    Harris Chemical North America, Inc., Senior
          Secured Discount Notes, 10.25%, 07/15/01        B2            1,039
 1,500    Rexene Corp., Senior Notes, 11.75%, 12/01/04    B1            1,684
 1,350    Sterling Chemicals, Inc., Senior Subordinated
          Notes, 11.75% 08/15/06                          B3            1,431
   535    Texas Petrochemicals Corporation, Senior
          Subordinated Notes, 11.125%, 07/01/06,          B3              575
   825    UCAR Global Enterprises Inc., Senior
          Subordinated Notes, 12%, 01/15/05               B1              951
                                                                    -----------
                                                                       10,912
                                                                    -----------
Containers, Packaging and Glass -- 5.99%
 1,250    Container Corporation of America, Senior Notes,
          Series B, 10.75%, 05/01/02                      B1            1,350
 5,000    Container Corporation of America, Senior Notes,
          9.75%, 04/01/03                                 B1            5,250
   340    Domtar Inc., Notes, 8.75%, 08/01/06             Ba1             360
   460    Grupo Industrial Durango, S.A. de C.V. Notes,
          12.625%, 08/01/03                               B1              501
 1,500    Owens-Illinois, Inc., Senior Debentures, 11%,
          12/01/03                                        Ba3           1,669
 1,750    Rainy River Forest Products Inc., Senior
          Secured Notes, 10.75%, 10/15/01                 Ba1           1,886
   845    Repap New Brunswick Inc., First Priority Senior
          Secured Notes, 9.875%, 07/15/00                 B1              862
$  390    Repap New Brunswick, Inc., Second Priority
          Senior Secured Notes, 10.625%, 04/15/05         B3         $    406
   300    Silgan Corporation, Senior Subordinated Notes,
          11.75%, 06/15/02                                B3              320
   138    Silgan Holdings Inc., Senior Discount
          Debentures, 13.25%, 12/15/02 (g)                B3              139
 3,000    Tembec Finance Corp., Senior Notes, 9.875%,
          09/30/05                                        B1            2,805
 1,150    S.D. Warren Company, Senior Subordinated Notes,
          Series B, 12%, 12/15/04                         B1            1,242
                                                                    -----------
                                                                       16,790
                                                                    -----------
Diversified/Conglomerate Manufacturing -- 6.12%
 1,750    American Standard Inc., Senior Subordinated
          Discount Debentures, 10.50%, 06/01/05, (g)      B1            1,628
   875    Amtrol Acquisition, Inc., Senior Subordinated
          Notes, 10.625%, 12/31/06 (i)                    B3              901
 2,500    Bell & Howell Company, Senior Notes, 9.25%,
          07/15/00                                        B1            2,544
 3,915    Bell & Howell Holdings Company, Series B,
          Senior Discount Debentures, 11.50%,
          03/01/05, (g)                                   B3            2,838
 3,500    Essex Group, Inc., Senior Notes, 10%, 05/01/03  B1            3,588
 2,290    Johnstown America Industries, Inc., Senior
          Subordinated Notes, 11.75%, 08/15/05            B3            2,187
 2,000    Specialty Equipment Companies, Inc., Senior
          Subordinated Notes, 11.375%, 12/01/03           B3            2,185
 1,250    Thermadyne Holdings Corp., Senior Notes,
          10.25%, 05/01/02                                B1            1,281
                                                                    -----------
                                                                       17,152
                                                                    -----------
Diversified/Conglomerate Service -- .19%
   500    Heritage Media Services, Inc., Senior Secured
          Notes, 11%, 06/15/02                            Ba1             531
                                                                    -----------

              The accompanying notes are an integral part of these
                              financial statements.

                    The New America High Income Fund, Inc.

(Dollar Amounts in Thousands)

 Principal                                                 Moody's     Value
 Amount                                                    Rating   (Note 1(a))
---------------------------------------------------------  -------- -----------
CORPORATE DEBT SECURITIES -- continued
Ecological -- .34%
$1,000    EnviroSource, Inc., Senior Notes, 9.75%,
          06/15/03                                        B3         $    941
                                                                    -----------
Electronics -- 2.41%
 1,500    Advanced Micro Devices, Inc. Senior Secured
          Notes, 11%, 08/01/03                            Ba1           1,626
 2,250    Digital Equipment Corporation, Debentures,
          7.75%, 04/01/23                                 Ba1           1,930
   500    Unisys Corporation, Senior Notes, 11.75%,
          10/15/04                                        B1              534
 2,500    Unisys Corporation, Senior Notes, Series B,
          12%, 04/15/03                                   B1            2,663
                                                                    -----------
                                                                        6,753
                                                                    -----------
Farming and Agriculture -- 2.10%
   500    Agriculture Minerals And Chemicals Inc., Senior
          Notes, 10.75%, 09/30/03                         Ba3             544
 3,000    Arcadian Partners, L.P., Senior Notes, Series
          B, 10.75%, 05/01/05                             B2            3,292
 2,000    PMI Acquisition Corporation, Senior
          Subordinated Notes, 10.25%, 09/01/03            B2            2,040
                                                                    -----------
                                                                        5,876
                                                                    -----------
Finance -- .64%
 1,750    Imperial Credit Industries, Inc., Senior Notes,
          9.75%, 01/15/04                                 B1            1,794
                                                                    -----------
Grocery -- 1.21%
   335    Bruno's, Senior Subordinated Notes, 10.50%,
          08/01/05                                        B3              355
   750    Dominick's Finer Foods, Inc., Senior
          Subordinated Notes, 10.875%, 05/01/05           B2              831
 2,000    Smith's Food & Drug Centers, Inc., Senior
          Subordinated Notes, 11.25%, 05/15/07            B3            2,210
                                                                    -----------
                                                                        3,396
                                                                    -----------
Healthcare, Education and Childcare -- 4.65%
   750    Beverly Enterprises, Inc., Senior Notes, 9%,
          02/15/06                                        B1              754
$  975    Dade International Inc., Senior Subordinated
          Notes, 11.125%, 05/01/06                        B3         $  1,058
 1,050    Graphic Controls Corporation, Senior
          Subordinated Notes, Series A, 12%, 09/15/05     B3            1,163
 1,500    Integrated Health Services, Inc., Senior
          Subordinated Notes, 10.25%, 04/30/06 (i)        B1            1,575
 3,500    OrNda Healthcorp, Senior Subordinated Notes,
          11.375%, 08/15/04                               B2            4,042
 2,675    Owens & Minor, Inc., Senior Subordinated Notes,
          10.875%, 06/01/06                               B1            2,869
 1,000    Quorum Health Group, Inc., Senior Subordinated
          Notes, 8.75%, 11/01/05                          B1            1,025
   500    Tenet Healthcare Corp., Senior Notes, 9.625%,
          09/01/02                                        Ba1             548
                                                                    -----------
                                                                       13,034
                                                                    -----------
Hotels, Motels, Inns and Gaming -- 2.31%
 1,500    GB Property Funding Corp., First Mortgage
          Notes, 10.875%, 01/15/04                        B3            1,260
 1,000    Harrah's Operating Inc., Senior Subordinated
          Notes, 10.875%, 04/15/02                        Ba3           1,055
 1,250    Hollywood Casino Corporation, Senior Secured
          Notes, 12.75%, 11/01/03                         B2            1,200
 3,000    Trump Atlantic City Associates, First Mortgage
          Notes, 11.25%, 05/01/06                         B1            2,970
                                                                    -----------
                                                                        6,485
                                                                    -----------
Leisure, Amusement, Pictures, Entertainment -- 1.92%
   750    Cobb Theatres, Senior Secured Notes, 10.625%,
          03/01/03                                        B2              793
 2,500    Muzak Limited Partnership, Senior Notes, 10%,
          10/01/03                                        Ba3           2,556
 2,000    Plitt Theatres, Inc., Senior Subordinated
          Notes, 10.875%, 06/15/04                        B3            2,015
                                                                    -----------
                                                                        5,364

              The accompanying notes are an integral part of these
                              financial statements.

                    The New America High Income Fund, Inc.

(Dollar Amounts in Thousands)

 Principal                                                 Moody's     Value
 Amount                                                    Rating   (Note 1(a))
---------------------------------------------------------  -------- -----------
CORPORATE DEBT SECURITIES -- continued
Machinery -- 1.23%
$  525    IDEX Corporation, Senior Subordinated Notes,
          9.75%, 09/15/02                                 Ba3        $    549
 1,000    The Interlake Corporation, Senior Notes, 12%,
          11/15/01                                        B2            1,070
 1,000    The Interlake Corporation, Senior Subordinated
          Debentures, 12.125%, 03/01/02                   B3            1,035
   750    Mettler-Toledo, Inc., Senior Subordinated
          Notes, 9.75%, 10/01/06                          B2              788
                                                                    -----------
                                                                        3,442
                                                                    -----------
Mining, Steel, Iron and Nonprecious Metals -- 9.81%
 2,115    AK Steel Corporation, Senior Notes, 9.125%,
          12/15/06 (i)                                    Ba2           2,173
 2,500    AK Steel Corporation, Senior Notes, 10.75%,
          04/01/04                                        Ba2           2,731
 4,500    Armco Inc., Senior Notes, 9.375%, 11/01/00      B2            4,523
 3,000    Bethlehem Steel Corporation, Senior Notes,
          10.375%, 09/01/03                               B1            3,173
 2,000    Companhia Vale do Rio Doce, Notes, 10%,
          04/02/04 (i)                                    (f)           2,067
   725    Metalurgica Gerdau S.A., Notes, 11.125%,
          05/24/04 (i)                                    (f)             749
 3,500    Northwestern Steel and Wire Company, Senior
          Notes, 9.50%, 06/15/01                          B1            3,430
 2,000    NS Group, Inc., Senior Secured Notes, 13.50%,
          07/15/03                                        B3            2,080
   500    Oregon Steel Mills, Inc., First Mortgage Notes,
          11%, 06/15/03                                   B1              535
 1,750    Weirton Steel Corporation, Senior Notes,
          10.875%, 10/15/99                               B2            1,820
 2,500    Weirton Steel Corporation, Senior Notes,
          11.375%, 07/01/04                               B2            2,538
 1,685    Wheeling-Pittsburgh Corporation, Senior Notes,
          9.375%, 11/15/03                                B1            1,668
                                                                    -----------
                                                                       27,487
                                                                    -----------
Oil and Gas -- 4.12%
$1,500    Energy Ventures, Inc., Senior Notes, 10.25%,
          03/15/04                                        B1         $  1,624
   780    Flores & Rucks, Inc., Senior Subordinated
          Notes, 9.75%, 10/01/06                          B3              827
   500    Global Marine Inc., Senior Secured Notes,
          12.75%, 12/15/99                                Ba1             537
   625    Mesa Operating Company, Senior Subordinated
          Discount Notes, 11.625%, 07/01/06 (g)           B2              431
 1,050    Mesa Operating Company, Senior Subordinated
          Notes, 10.625%, 07/01/06                        B2            1,139
 2,500    Plains Resources Inc., Senior Subordinated
          Notes, Series B, 10.25%, 03/15/06               B2            2,675
 3,000    Santa Fe Energy Resources, Inc., Senior
          Subordinated Debentures, 11%, 05/15/04          B1            3,300
 1,000    Seagull Energy Corporation, Senior Subordinated
          Notes, 8.625%, 08/01/05                         B1            1,015
                                                                    -----------
                                                                       11,548
                                                                    -----------

Personal and Nondurable Consumer Products -- 6.10%
 1,000    American Safety Razor Company, Series B, Senior
          Notes, 9.875%, 08/01/05                         B1            1,063
 1,700    Cabot Safety Acquisition Co., Senior
          Subordinated Notes, 12.50%, 07/15/05            B3            1,895
   400    Fort Howard Corp., Senior Notes, 8.25%,
          02/01/02                                        B1              401
 5,000    Fort Howard Corp., Senior Notes, 9.25%,
          03/15/01                                        B1            5,212
 1,000    Fort Howard Corp., Senior Subordinated Notes,
          9%, 02/01/06                                    B2            1,010
 5,000    Sweetheart Cup Company Inc., Guaranteed Senior
          Subordinated Notes, 10.50%, 09/01/03            B3            5,200
 2,250    Westpoint Stevens Inc., Senior Notes, 8.75%,
          12/15/01                                        Ba3           2,312
                                                                    -----------
                                                                       17,093
                                                                    -----------


              The accompanying notes are an integral part of these
                              financial statements.

                    The New America High Income Fund, Inc.

(Dollar Amounts in Thousands)

 Principal                                                 Moody's     Value
 Amount                                                    Rating   (Note 1(a))
---------------------------------------------------------  -------- -----------
CORPORATE DEBT SECURITIES -- continued
Personal Transportation -- 0.00%
$5,000    Braniff, Inc., Senior Reset Notes, 15%,
          04/01/99 (a)(b)(c)(d)                           (f)        $      0
                                                                    -----------
Printing, Publishing and Broadcasting -- 12.40%
 3,800    Benedek Communications Corporation, Senior
          Subordinated Discount Notes, 13.25%, 05/15/06
          (g)                                             B3            2,185
 1,500    Big Flower Press, Inc. Senior Subordinated
          Notes, 10.75% 08/01/03                          B2            1,586
 1,000    Cablevision Systems Corporation, Senior
          Subordinated Debentures, 10.75%, 04/01/04       B2            1,040
 2,750    Cablevision Systems Corporation, Senior
          Subordinated Notes, 9.25%, 11/01/05             B2            2,723
   715    Cablevision Systems Corporation, Senior
          Subordinated Notes, 9.875%, 05/15/06            B2              733
 2,500    Chancellor Broadcasting Company, Senior
          Subordinated Notes, 9.375%, 10/01/04            B3            2,525
 1,500    Comcast Corporation, Senior Subordinated
          Debentures, 9.125%, 10/15/06                    B1            1,538
   850    Comcast Corporation, Senior Subordinated
          Debentures, 9.375%, 05/15/05                    B1              882
 1,000    Galaxy Telecom Capital Corp., Senior
          Subordinated Notes, 12.375%, 10/01/05           B3            1,065
 1,000    Granite Broadcasting Corporation, Senior
          Subordinated Debentures, 12.75%, 09/01/02       B3            1,090
 1,000    Granite Broadcasting Corporation, Senior
          Subordinated Notes, Series B, 10.375%, 05/15/05 B3            1,025
 1,525    Jacor Communications Company, Senior
          Subordinated Notes, 9.75%, 12/15/06             B2            1,554
   750    JCAC, Inc., Senior Subordinated Notes, 10.125%,
          06/15/06                                        B2              773
$1,000    Lenfest Communications, Inc., Senior Notes,
          8.375%, 11/01/05                                Ba3        $    966
   750    Marcus Cable Company, L.P. Senior Discount
          Notes, 14.25%, 12/15/05, (g)                    Caa             530
   500    Marcus Cable Operating Company, L.P., Senior
          Subordinated Guaranteed Discount Notes, 13.50%,
          08/01/04 (g)                                    B3              410
 2,500    Rifkin Acquisition Partners, L.L.L.P., Senior
          Subordinated Notes, 11.125%, 01/15/06           B3            2,606
 1,000    Tele-Communications, Inc., Senior Debentures,
          9.25%, 01/15/23                                 Ba1             972
 3,000    Videotron Ltd., Senior Subordinated Notes,
          10.25%, 10/15/02                                Ba3           3,187
 3,000    World Color Press, Senior Subordinated Notes,
          9.125%, 03/15/03                                B1            3,030
   500    Young Broadcasting, Inc., Senior Subordinated
          Notes, 10.125%, 02/15/05                        B2              512
 3,500    Young Broadcasting, Inc., Senior Subordinated
          Notes, 11.75%, 11/15/04                         B2            3,815
                                                                    -----------
                                                                       34,747
                                                                    -----------
Retail Stores -- .57%
 1,500    Guitar Center Management Company, Inc., Senior
          Notes, 11%, 07/01/06                            B2            1,584
                                                                    -----------
Telecommunications -- 2.28%
 4,500    MobileMedia Communications, Inc., Senior
          Subordinated Notes, 9.375%, 11/01/07 (c)        C             1,215
   750    Paging Network, Inc., Senior Subordinated
          Notes, 11.75%, 05/15/02                         B2              808
 1,000    Rogers Cantel Mobile Inc., Senior Subordinated
          Guaranteed Notes, 11.125%, 07/15/02             B2            1,060

              The accompanying notes are an integral part of these
                              financial statements.

                    The New America High Income Fund, Inc.

(Dollar Amounts in Thousands)

 Principal                                                 Moody's     Value
 Amount                                                    Rating   (Note 1(a))
---------------------------------------------------------  -------- -----------
CORPORATE DEBT SECURITIES -- continued
$3,000    Telefonica de Argentina S.A., Notes, 11.875%,
          11/01/04                                        B1         $  3,315
                                                                    -----------
                                                                        6,398
                                                                    -----------
Textiles and Leather -- .59%
   750    Dominion Textile (USA) Inc., Guaranteed Senior
          Notes, 8.875%, 11/01/03                         Ba2             752
   885    Dominion Textile (USA) Inc., Guaranteed Senior
          Notes, 9.25%, 04/01/06                          Ba2             899
                                                                    -----------
                                                                        1,651
                                                                    -----------
Utilities -- 2.89%
 1,000    Cleveland Electric Illuminating Company, First
          Mortgage Bonds, Series B, 9.50%, 05/15/05       Ba2           1,054
 1,500    El Paso Electric Company, First Mortgage Bonds,
          Series D, 8.90%, 02/01/06                       Ba3           1,564
 3,000    Texas-New Mexico Power Company, Secured
          Debentures, 10.75%, 09/15/03                    Ba3           3,216
 1,200    Transportadora de Gas del Sur S.A., Medium Term
          Notes, 7.75%, 12/23/98                          (f)           1,200
 1,000    Transportadora de Gas del Sur S.A., Notes,
          10.25%, 04/25/01                                B1            1,063
                                                                    -----------
                                                                        8,097
                                                                    -----------
          Total Corporate Debt Securities
            (Total cost of $249,014)                                  256,546
                                                                    -----------

-------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS (FOREIGN) -- 1.87% (e)
Sovereigns -- 1.87%
 2,500    Federal Republic of Brazil, Bonds, 6%, 09/15/13 B1            1,791
 2,000    Republic of Argentina, Bonds, 8.375%, 12/20/03  B1            1,883
 1,500    Republic of Argentina, Global Bonds, 11%,
          10/09/06                                        B1            1,575
                                                                    -----------
          Total Government Obligations (Foreign) (Total
          cost of $4,503)                                               5,249
                                                                    -----------

                                                           Moody's     Value
Shares                                                     Rating   (Note 1(a))
--------- -----------------------------------------------  -------- -----------
PREFERRED STOCK -- 1.30% (e)
Banking -- .86%
 2,200    California Federal Bank, Noncumulative
          Perpetual, Series B, 10.625%                    b2          $   242
41,435    Chevy Chase Preferred Capital Corporation,
          Noncumulative Exchangeable, Series A, 10.375%   b1            2,160
62,935    WestFed Holdings, Inc., Cumulative, Series A,
          15.50% (a)(d)(h)                                ca                0
                                                                    -----------
                                                                        2,402
                                                                    -----------
Printing, Publishing and Broadcasting -- .44%
12,500    Benedek Communications Corporation,
          Exchangeable Redeemable, Senior, 15%            b3            1,231
                                                                    -----------
          Total Preferred Stock
          (Total cost of $8,316)                                        3,633
                                                                    -----------

-------------------------------------------------------------------------------
COMMON STOCK and WARRANTS -- .05% (e)
12,500    Benedek Communications Corporation, Warrants,
          exp. 07/01/07 (b)(h)                                             38
17,431    Haynes Acquisition Corp. (b)(h)                                  70
42,222    Triangle Wire & Cable, Inc. (b)(h)                               42
27,474    WestFed Holdings, Inc., Series B (a)(d)(h)                        0
                                                                    -----------
          Total Common Stock and Warrants
          (Total cost of $806)                                            150
                                                                    -----------
Units
-------------------------------------------------------------------------------
PARTNERSHIP AND TRUST INTEREST -- .00% (e)
 1,000    Thompson Capital Partners, L.P. (b)(d)(h)                         0
                                                                    -----------
          Total Partnership And Trust Interest (Total
          Cost of $427)                                                     0
                                                                    -----------

              The accompanying notes are an integral part of these
                              financial statements.

                    The New America High Income Fund, Inc.

(Dollar Amounts in Thousands)

 Principal                                                       Value
Amount                                                        (Note 1(a))
 ------------------------------------------------------------ -----------
SHORT-TERM INVESTMENTS -- 2.79% (e)
$7,824    J.P. Morgan Securities Repurchase Agreement,
          6.60%, 01/02/97, (Collateral U.S. Treasury Bonds,
          12.50%, 08/15/14, $5,170 principal)                  $  7,824
                                                              -----------
          Total Short-Term Investments (Total cost of
          $7,824)                                                 7,824
                                                              -----------
Total Investments (Total cost of $270,890)                     $273,402
                                                              ===========

(a) Denotes issuer is in bankruptcy proceedings.

(b) Restricted as to public resale. At the date of acquisition, these securities were valued at cost. The total value of restricted securities owned at December 31, 1996 was $150 or 0.05% of total assets.

(c) Nonincome-producing security which is on nonaccrual and which has defaulted on interest payments.

(d) Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at December 31, 1996 was $0.

(e) Percentages indicated are based on total assets of $280,227.

(f) Not rated.

(g) Security is a step interest bond. Interest on this bond accrues based upon the effective interest rate.

(h) Nonincome-producing.

(i) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. See Note 1-a of the Notes to Financial Statements for valuation policy. Total market value of Rule 144A securities amounted to $9,762 as of December 31, 1996.

              The accompanying notes are an integral part of these
                              financial statements.

                    The New America High Income Fund, Inc.

Balance Sheet
December 31, 1996

Assets: (Dollars in thousands, except per share amounts)
INVESTMENTS IN SECURITIES, at value (Identified cost of
  $270,890, see Schedule of Investments and Notes 1 and 2)       $273,402
RECEIVABLES:
 Interest and dividends                                             6,287
OTHER ASSETS                                                           13
PREPAID EXPENSES                                                       25
DEFERRED OFFERING EXPENSES (Note 12)                                  500
                                                               -----------
  Total assets                                                   $280,227
                                                               -----------
Liabilities:
PAYABLES:
 Dividend payable on common stock                                $  2,963
 Other payables                                                       104
ACCRUED EXPENSES (Note 3)                                             300
ACCRUED OFFERING EXPENSES (Note 12)                                   452
                                                               -----------
  Total liabilities                                              $  3,819
                                                               -----------
Net Assets:
AUCTION TERM PREFERRED STOCK:
 $1.00 par value, 1,000,000 shares authorized, 2,000 shares
  issued and outstanding, liquidation preference of $50,000
  per share
   (Notes 4, 5, and 6)                                           $100,000
                                                               -----------
COMMON STOCK:
 $0.01 par value, 200,000,000 shares authorized,
   35,716,882 shares issued and outstanding                      $    357
CAPITAL IN EXCESS OF PAR VALUE                                    270,345
UNDISTRIBUTED NET INVESTMENT INCOME (Note 2)                          371
ACCUMULATED NET REALIZED LOSS FROM SECURITIES TRANSACTIONS
  (Note 2)                                                        (97,177)
NET UNREALIZED APPRECIATION ON INVESTMENTS                          2,512
                                                               -----------
 Net assets applicable to common stock  (Equivalent to $4.94
  per share, based on  35,716,882 shares outstanding)            $176,408
                                                               -----------
Total Net Assets                                                 $276,408
                                                               ===========


Statement of Operations
For the Year Ended
December 31, 1996

Investment Income: (Note 1) (Dollars in thousands, except per share amounts)
 Interest income                                                  $26,444
 Dividend income                                                      131
 Other Income                                                         110
                                                               -----------
  Total investment income                                         $26,685
                                                               -----------
Expenses:
Cost of Leverage:
 Preferred and auction fees                                       $   270
                                                               -----------
  Total cost of leverage                                          $   270
                                                               -----------
Professional services expenses:
 Management fees (Note 3)                                         $   851
 Custodian and transfer agent fees                                    244
 Legal fees                                                           136
 Audit fees                                                            73
 Litigation fees (Note 11)                                             24
  Total professional services expenses                            $ 1,328
                                                               -----------
Administrative expenses:
 General administrative fees                                      $   271
 Directors' fees                                                      172
 Miscellaneous expenses                                               108
 Shareholder meeting expenses                                          93
                                                               -----------
  Total administrative expenses                                   $   644
                                                               -----------
  Total expenses                                                  $ 2,242
                                                               -----------
  Net investment income                                           $24,443
                                                               -----------
Realized and Unrealized Gain on Investments:
 Realized gain on investments, net                                $ 3,613
 Change in net unrealized depreciation on investments               3,745
                                                               -----------
  Net gain on investments                                         $ 7,358
                                                               -----------
  Net increase in net assets resulting from operations            $31,801
                                                               -----------
Cost of Preferred Leverage:
 Distributions to preferred stockholders                          $(5,645)
 Net swap settlement receipts (Note 7)                                131
                                                               -----------
  Total cost of preferred leverage                                $(5,514)
                                                               -----------
 Net increase in net assets resulting from operations less
  distributions to preferred stockholders                         $26,287
                                                               ===========
 --------------------------------------------------------------------------
Amount Available for Distribution to Common Stockholders
 Net investment income                                            $24,443
  Total cost of preferred leverage                                 (5,514)
                                                               -----------
  Net amount available for distribution to common stockholders    $18,929
                                                               ===========

              The accompanying notes are an integral part of these
                              financial statements.

                    The New America High Income Fund, Inc.

Statements of Changes in Net Assets

                                                                                 For the Years Ended December 31,
                                                                                       1996             1995
                                                                                  --------------- ----------------
From Operations: (Dollars in thousands, except per share amounts)
 Net investment income                                                               $ 24,443         $ 22,802
 Realized gain on investments                                                           3,613              565
 Change in net unrealized depreciation on investments                                   3,745           21,138
                                                                                  --------------- ----------------
  Net increase in net assets resulting from operations                               $ 31,801         $ 44,505
                                                                                  --------------- ----------------
From Fund Share Transactions:
 Net asset value of 738,917 shares and 705,577 shares issued to common
  shareholders for reinvestment of dividends in 1996 and 1995, respectively          $   3,565        $  3,230
                                                                                  --------------- ----------------
  Increase in net assets resulting from fund share transactions                      $   3,565        $  3,230
                                                                                  --------------- ----------------
Distributions to Stockholders:
 Preferred dividends ($2,823 and $3,126 per share, respectively)                     $ (5,645)        $ (6,252)
 Net swap settlement receipts                                                             131              464
 Common Dividends:
  From net investment income ($.52 and $.50 per share, respectively)                  (18,078)         (17,410)
  In excess of net investment income ($0 and $.04 per share, respectively)               (189)          (1,304)
                                                                                  --------------- ----------------
  Decrease in net assets resulting from distributions to stockholders                $(23,781)        $(24,502)
                                                                                  --------------- ----------------
Total net increase in net assets                                                     $ 11,585         $ 23,233
                                                                                  --------------- ----------------
Net Assets Applicable to Common and Preferred Stock:
 Beginning of period                                                                 $264,823         $241,590
                                                                                  --------------- ----------------
 End of period (Including $398 and $(851) of undistributed net investment income/(distributions in excess of net investment income) at
  December 31, 1996 and December 31, 1995, respectively)                             $276,408         $264,823
                                                                                  =============== ================

              The accompanying notes are an integral part of these
                              financial statements.

                    The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

                                                              For the Years Ended December 31,
                                                           1996       1995     1994 (c)      1993
                                                         ---------  --------------------- ----------
NET ASSET VALUE:
   Beginning of period                                    $ 4.71     $ 4.13     $  5.15     $ 4.32
                                                         ---------  --------------------- ----------
NET INVESTMENT INCOME                                        .69        .67         .72#       .59
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS                                .22        .62        (.82)#      .89
                                                         ---------  --------------------- ----------
  TOTAL FROM INVESTMENT OPERATIONS                           .91       1.29        (.10)      1.48
                                                         ---------  --------------------- ----------
DISTRIBUTIONS:
 Dividends from net investment income:
  To preferred stockholders (including swap
   settlement payments)                                     (.16)      (.17)       (.17)      (.05)
  To common stockholders                                    (.52)      (.50)       (.53)      (.53)
 Dividends in excess of net investment income:
  To common stockholders                                      --       (.04)         --       (.07)
 Returns of capital:
  To common stockholders                                      --         --          --         --
                                                         ---------  --------------------- ----------
  TOTAL DISTRIBUTIONS                                       (.68)      (.71)       (.70)      (.65)
                                                         ---------  --------------------- ----------
Effect of rights offering and related expenses; and Auction Term Preferred Stock offering costs and sales
  load                                                        --         --        (.22)        --
                                                         ---------  --------------------- ----------
NET ASSET VALUE:
 End of period                                            $ 4.94     $ 4.71     $  4.13     $ 5.15
                                                         =========  ===================== ==========
PER SHARE MARKET VALUE:
 End of period                                            $ 5.13     $ 4.75     $  4.00     $ 5.13
                                                         =========  ===================== ==========
TOTAL INVESTMENT RETURN+                                   19.89%     33.50%     (11.88)%    40.08%
                                                         =========  ===================== ==========

                                                                                                       For the Period From
                                                                                                        February 26, 1988
                                                                                                          (Commencement
                                                              For the Years Ended December 31,          of Operations) to
                                                         1992 (a)     1991       1990        1989       December 31, 1988
                                                        -----------  ------------------- -----------  ---------------------
NET ASSET VALUE:
   Beginning of period                                    $ 3.79     $ 3.42    $  6.23     $  8.60           $ 9.25
                                                        -----------  ------------------- -----------  ---------------------
NET INVESTMENT INCOME                                        .57        .65        .92        1.54             1.42
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS                                .57        .38      (2.82)      (2.26)            (.66)
                                                        -----------  ------------------- -----------  ---------------------
  TOTAL FROM INVESTMENT OPERATIONS                          1.14       1.03      (1.90)       (.72)             .76
                                                        -----------  ------------------- -----------  ---------------------
DISTRIBUTIONS:
 Dividends from net investment income:
  To preferred stockholders (including swap
   settlement payments)                                     (.06)      (.10)      (.16)       (.30)            (.23)
  To common stockholders                                    (.55)      (.56)      (.75)      (1.25)           (1.18)
 Dividends in excess of net investment income:
  To common stockholders                                      --         --         --          --               --
 Returns of capital:
  To common stockholders                                      --         --         --        (.10)              --
                                                        -----------  ------------------- -----------  ---------------------
  TOTAL DISTRIBUTIONS                                       (.61)      (.66)      (.91)      (1.65)           (1.41)
                                                        -----------  ------------------- -----------  ---------------------
Effect of rights offering and related expenses; and Auction Term Preferred Stock offering costs and sales
  load                                                        --         --         --          --               --
                                                        -----------  ------------------- -----------  ---------------------
NET ASSET VALUE:
 End of period                                            $ 4.32     $ 3.79    $  3.42     $  6.23           $ 8.60
                                                        ===========  =================== ===========  =====================
PER SHARE MARKET VALUE:
 End of period                                            $ 4.13     $ 3.63    $  2.50     $  5.88           $10.00
                                                        ===========  =================== ===========  =====================
TOTAL INVESTMENT RETURN+                                   29.70%     70.77%    (47.94)%    (30.04)%          13.28%
                                                        ===========  =================== ===========  =====================

              The accompanying notes are an integral part of these
                              financial statements.

                    The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period -- Continued

                                                For the Years Ended December 31,
                                            1996       1995      1994 (c)      1993
                                        ----------- ----------- ----------- -----------
NET ASSETS, END OF PERIOD,
   APPLICABLE TO COMMON STOCK (b)         $176,408   $164,823    $141,590    $130,673
                                        =========== =========== =========== ===========
NET ASSETS, END OF PERIOD,
   APPLICABLE TO PREFERRED STOCK (b)      $100,000   $100,000    $100,000    $ 35,000
                                        =========== =========== =========== ===========
TOTAL NET ASSETS, END OF PERIOD (b)       $276,408   $264,823    $241,590    $165,673
                                        =========== =========== =========== ===========
EXPENSE RATIOS:
 Ratio of interest expense to
    average net assets**                        --         --         .01%       1.42%
 Ratio of preferred and other debt
    expenses to average net assets**           .10%       .11%        .13%        .40%
 Ratio of operating expenses to
    average net assets**                       .73%       .84%        .75%       1.56%
 Ratio of litigation settlement
    expense to average net assets**             --        .49%         --          --
                                        ----------- ----------- ----------- -----------
RATIO OF TOTAL EXPENSES TO
   AVERAGE NET ASSETS**                        .83%      1.44%        .89%       3.38%
                                        =========== =========== =========== ===========
RATIO OF NET INVESTMENT
   INCOME TO  AVERAGE NET ASSETS**            9.05%      8.90%       9.06%       9.21%
PORTFOLIO TURNOVER RATE                      53.45%     62.66%      58.56%      85.76%

                                                                                        For the Period From
                                                                                         February 26, 1988
                                                                                           (Commencement
                                               For the Years Ended December 31,          of Operations) to
                                          1992 (a)     1991        1990        1989      December 31, 1988
                                        ----------- ----------- ----------- -------------------------------
NET ASSETS, END OF PERIOD,
   APPLICABLE TO COMMON STOCK (b)         $107,897   $ 93,227    $ 83,813    $152,156        $202,363
                                        =========== =========== =========== ===============================
NET ASSETS, END OF PERIOD,
   APPLICABLE TO PREFERRED STOCK (b)      $ 35,000   $ 35,000    $ 35,000    $ 58,500        $ 79,000
                                        =========== =========== =========== ===============================
TOTAL NET ASSETS, END OF PERIOD (b)       $142,897   $128,227    $118,813    $210,656        $281,363
                                        =========== =========== =========== ===============================
EXPENSE RATIOS:
 Ratio of interest expense to
    average net assets**                      2.95%      3.25%       4.17%       3.56%           3.29%*
 Ratio of preferred and other debt
    expenses to average net assets**           .65%       .78%        .62%        .24%            .23%*
 Ratio of operating expenses to
    average net assets**                      1.22%      1.19%       1.10%        .69%            .70%*
 Ratio of litigation settlement
    expense to average net assets**             --         --          --          --              --
                                        ----------- ----------- ----------- -------------------------------
RATIO OF TOTAL EXPENSES TO
   AVERAGE NET ASSETS**                       4.82%      5.22%       5.89%       4.49%           4.22%*
                                        =========== =========== =========== ===============================
RATIO OF NET INVESTMENT
   INCOME TO  AVERAGE NET ASSETS**           10.09%     12.62%      14.50%      14.48%          13.56%*
PORTFOLIO TURNOVER RATE                     129.86%    121.15%      49.98%      65.39%         149.00%*

(a) Prior to the appointment on February 19, 1992 of Wellington Management Company, LLP, the Fund was advised by Ostrander Capital Management, L.P.

(b) Dollars in thousands.

(c) As discussed in Note 4 and Note 5, the Fund entered into a refinancing transaction on January 4, 1994, and the per share data and ratios for the year ended December 31, 1994 reflect this transaction.

 *  Annualized.

** Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred stockholders. The expense ratio and net investment income ratio do not reflect the effect of dividend payments (including swap settlement payments) to preferred stockholders.

 # Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's June 1994 rights offering.

 + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

              The accompanying notes are an integral part of these
                              financial statements.

                    The New America High Income Fund, Inc.

Information Regarding
Senior Securities

                                                                   As of December 31,
                                                    1996           1995           1994           1993
                                               -------------- -------------- --------------  -------------
TOTAL AMOUNT OUTSTANDING:
 Notes                                          $         --   $         --   $         --   $        --
 Preferred Stock                                 100,000,000    100,000,000    100,000,000    35,000,000
 Short-term Loan                                          --             --             --    45,000,000
ASSET COVERAGE:
 Per Note (1)                                   $         --   $         --   $         --   $        --
 Per Preferred Stock Share (2)                       138,204        132,411        120,795       473,351
 Per $1,000 of Short-term Loan (1)                        --             --             --         4,682
INVOLUNTARY LIQUIDATION PREFERENCE:
 Preferred Stock  Share (3)                     $     50,000   $     50,000   $     50,000   $   100,000
APPROXIMATE MARKET VALUE:
 Per Note                                       $         --   $         --   $         --   $        --
 Per Preferred Stock Share (3)                        50,000         50,000         50,000       100,000
 Per $1,000 of Short-term Loan                            --             --             --         1,000

                                           1992           1991           1990           1989           1988
                                     -------------- --------------  -------------- --------------  ---------------
TOTAL AMOUNT OUTSTANDING:
 Notes                                 $45,490,000    $45,490,000    $47,990,000    $96,100,000    $105,000,000
 Preferred Stock                        35,000,000     35,000,000     35,000,000     58,500,000      79,000,000
 Short-term Loan                                --             --             --             --              --
ASSET COVERAGE:
 Per Note (1)                          $     4,141    $     3,819    $     3,476    $     3,192    $      3,680
 Per Preferred Stock Share (2)             408,277        366,363        339,466        360,096         356,156
 Per $1,000 of Short-term Loan (1)              --             --             --             --              --
INVOLUNTARY LIQUIDATION PREFERENCE:
 Preferred Stock  Share (3)            $   100,000    $   100,000    $   100,000    $   100,000    $    100,000
APPROXIMATE MARKET VALUE:
 Per Note                              $     1,000    $     1,000    $     1,000    $     1,000    $      1,000
 Per Preferred Stock Share (3)             100,000        100,000        100,000        100,000         100,000
 Per $1,000 of Short-term Loan                  --             --             --             --              --

(1) Calculated by subtracting the Fund's total liabilities (not including senior securities) from the Fund's total assets and dividing such amounts by the number of Notes outstanding.

(2) Calculated by subtracting the Fund's total liabilities (including the Notes but not including the Preferred Stock) from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.

(3) Plus accumulated and unpaid dividends.

              The accompanying notes are an integral part of these
                              financial statements.

                    The New America High Income Fund, Inc.

Notes to Financial Statements
December 31, 1996

(1) Significant Accounting and Other Policies

     The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

     The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

     See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

     The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

     (a) Valuation of Investments--Investments for which market quotations are readily available are stated at market value, which is determined by using the mean of the most recently quoted bid and asked prices provided by a principal market maker. Short-term investments having maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Independent pricing services also provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Other investments, with a cost of approximately $8,122,000 and a value of $0, are valued in good faith at fair market value using methods determined by the Board of Directors.

     (b) Interest and Dividend Income--Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Market discounts or premiums on corporate debt securities are not amortized for financial statement purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method for both financial reporting and tax reporting purposes as required by federal income tax regulations. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

     (c) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

                    The New America High Income Fund, Inc.

December 31, 1996

investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(2) Tax Matters and Distributions

     At December 31, 1996, the total cost of securities (excluding temporary cash investments) for federal income tax purposes was approximately $263,066,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $14,833,000. Aggregate unrealized loss on securities in which there was an excess of tax cost over value was approximately $12,321,000. Net unrealized gain for tax purposes at December 31, 1996 was approximately $2,512,000.

     At December 31, 1996, the Fund had capital loss carryovers available to offset future capital gain, if any, to the extent provided by regulations:

         Carryover Available                    Expiration Date
 ------------------------------------ ------------------------------------
             $ 3,833,267                         December 31, 1997
              56,935,249                         December 31, 1998
              34,425,546                         December 31, 1999
               2,226,638                         December 31, 2002
 ------------------------------------
             $97,420,700
 ====================================

     To the extent that capital loss carryovers are used to offset realized capital gains, it is unlikely that gains so offset will be distributed to shareholders.

     Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

     In accordance with Statement of Position 93-2, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed net investment income or accumulated net realized gains and losses on a tax basis, which is considered to be more informative to the shareholder. As of December 31, 1996, the Fund has reclassified approximately $587,000 primarily related to amortization of market discounts on corporate bonds from accumulated net realized loss from securities transactions to undistributed net investment income.

     The difference between earnings for financial statement purposes and earnings for tax purposes is primarily due to the tax treatment of the amortization of market discounts on corporate bonds and the recognition of interest income on corporate bonds that have defaulted on their interest payments.

(3) Investment Advisory Agreement

     Wellington Management Company, LLP, the Fund's Investment Advisor, earned approximately $851,000 in management fees during the year ended December 31, 1996. Management fees paid by the Fund to Wellington are calculated at .50 of 1% (on an annual basis) of the average weekly value of the Fund's net assets attributable to common stock ($176.4 million at December 31, 1996). At December 31, 1996, the fee payable to the Investment Advisor was approximately $75,000, which was included in accrued expenses on the accompanying balance sheet.

(4) Repayment of Term Loan and Redemption of Taxable Auction Rate Preferred Stock (TARPS)

     The Fund completed a refinancing transaction on January 4, 1994 whereby the Fund's existing senior securities were redeemed with the proceeds of the offering of $100,000,000 of Auction Term Preferred Stock (ATP) Series A and B (see Note 5). Accordingly, as of January 4, 1994, the Fund's Broker-Dealer agreement with Bear Stearns for auctions on the TARPS was canceled, as was the Surety Bond covering the TARPS.

     In connection with the above refinancing, the Fund repaid the $45,000,000 term loan with The First National Bank of Boston (FNBB) in full, plus accrued

                    The New America High Income Fund, Inc.

December 31, 1996

interest through January 4, 1994. The Fund also redeemed the 350 shares of TARPS outstanding at December 31, 1993 for approximately $35,094,000, including payment of accumulated and unpaid dividends thereon through January 4, 1994.

(5) Auction Term Preferred Stock (ATP)

     On January 4, 1994, the Fund issued 1,200 shares of Series A ATP and 800 shares of Series B ATP. The underwriting discount of $1,500,000 and offering expenses of $336,000 associated with the ATP offering were recorded as a reduction of the capital in excess of par value on common stock. The ATP's dividends are cumulative at a rate determined at an auction, and dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. Dividend rates ranged from 5.37% to 6.25% for the year ended December 31, 1996. The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $50,000 per share, plus accumulated and unpaid dividends. The ATP has a liquidation preference of $50,000 plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and the 1940 Act.

(6) ATP Auction-Related Matters

     Bankers Trust Company (BTC) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994. The term of the agreement is unlimited and may be terminated by either party. BTC may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is appointed by the Fund. The Fund may also replace BTC as auction agent at any time.

     After each auction, BTC as auction agent will pay to each broker-dealer, from funds provided by the Fund, a service charge at the annual rate of .25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $250,000 for service charges earned by Bear Stearns through December 31, 1996. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.

(7) Interest Rate Swap

     On February 3, 1994, the Fund entered into an interest rate swap transaction with FNBB for the purpose of partially hedging its dividend payment obligations with respect to the ATP through February 7, 1999. Under the terms of the interest rate swap agreement, the Fund makes fixed payments to FNBB at the rate of 5.25% per annum on the notional amount of the interest rate swap ($65 million) and receives a variable payment from FNBB equivalent to the 30-day, AA rated commercial paper rate in respect of such notional amounts. Interest rates on the 30-day AA rated commercial paper ranged from 5.30% to 5.87% for the year ended December 31, 1996. The interest rate swap agreement was effective on February 7, 1994 and terminates on February 7, 1999.

     The Fund follows hedge accounting (off-balance-sheet) with respect to the swap agreement and settles the net amount receivable or payable from each party every 30 days. For the year ended December 31, 1996, the Fund's obligation under the swap agreement was less than the amount receivable from FNBB by approximately $131,000 and is included in the accompanying statement of operations.

     The Fund is exposed to credit loss in the event of nonperformance by counterparties on interest rate swaps, but the Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to

                    The New America High Income Fund, Inc.

December 31, 1996

express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties are substantially smaller. The estimated fair value of the interest rate swap agreement at December 31, 1996 amounted to approximately $797,000 unrealized gain. This value is not included in total net assets.

(8) Repurchase Agreements

     At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement.

     The underlying securities for all repurchase agreements are held in safekeeping in an investment account of State Street Bank and Trust Company
(SSBT), the Fund's custodian, at the Federal Reserve Bank of Boston. In the case of repurchase agreements exceeding one day, SSBT's Money Market Department monitors the market value of the underlying securities by pricing them daily, and in the event any individual repurchase agreement is not fully collateralized, SSBT advises the Fund and additional collateral is obtained.

(9) Purchase and Sales of Securities

     Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 1996 were as follows:

Purchases of securities                                           $140,880,000
Sales of securities                                               $139,371,000

(10) Certain Transactions

     A partner of Goodwin, Procter & Hoar, general counsel to the Fund, serves as a Director of the Fund. Fees earned by Goodwin, Procter & Hoar amounted to approximately $130,000 for the year ended December 31, 1996. The Fund paid approximately $145,000 during the year ended December 31, 1996 to two officers of the Fund for the provision of certain administrative services.

(11) Litigation Settlement

     On January 8, 1992, the United States District Court for the District of Massachusetts dismissed, in their entirety, four separate actions filed in each case against the Fund, its former Investment Advisor, certain of its officers, its directors and certain other parties. The actions purported to be class actions on behalf of the named plaintiffs and other persons allegedly similarly situated who purchased common stock of the Fund within a specified period. The actions alleged that the Fund and the other defendants, including the Fund's underwriters, in connection with its February 1988 public offering, violated certain federal securities laws by reason of their alleged failure to adequately disclose material facts in the Fund's prospectus and/or other documents published by the Fund. Plaintiffs were granted leave to amend their complaint, limited to certain disclosure obligations under the Securities Act of 1933, and did so. All of the defendants, including the Fund, jointly moved for summary judgment on July 8, 1992. By memorandum and order dated August 26, 1993, the court granted the defendants' motion for summary judgment in favor of all defendants on all claims and entered judgment for defendants on August 27, 1993, and the plaintiffs appealed. On September 28, 1994, the United States Court of Appeals for the First Circuit issued an opinion affirming the decision of the district court in part and reversing it in part. The Court held that the district court properly entered summary judgment for the defendants as to all disclosure issues except one. It reversed the district court's decision with respect to that one issue and remanded the case for further proceedings. The one remaining issue is whether it was misleading to purchasers in the initial public offering for the original prospectus to include certain statistics regarding the average performance of the high yield bond market for a ten-year period without also including different statistics, alleged by the plaintiffs to exist and

                    The New America High Income Fund, Inc.

December 31, 1996

to be material, for the six-year period prior to the offering. The defendants jointly moved for summary judgment on this remaining issue on March 31, 1995.

     On November 16, 1995, the parties executed a Stipulation and Agreement of Compromise, Settlement and Release providing for the settlement of the action. The settlement was approved by the Court pursuant to a Final Order and Judgment entered on June 13, 1996. Pursuant to the settlement, the defendants have created a Settlement Fund amounting in the aggregate to $2,500,000 for distribution, after deduction of certain fees and expenses, to a class consisting of all persons who purchased shares of the Fund's common stock between February 19, 1988 and March 26, 1990, other than the defendants. The Fund contributed $1,250,000 to the Settlement Fund on June 21, 1996, and the balance was contributed by certain of the underwriters of the Fund's initial public offering. In addition, the Fund contributed $7,500 to a Notice and Administration Fund, to be used for mailing notice to class members and other administrative purposes.

     The Fund established a reserve for its share of the Settlement Fund and charged $1,250,000 to operations for the year ended December 31, 1995. The Fund charged $7,500 to operations for the year ended December 31, 1996 for its share of the Notice and Administration Fund.

(12) Rights Offering

     On December 11, 1996, the Fund filed a Registration Statement with the Securities and Exchange Commission regarding a transferable rights offering to the holders of the Fund's common stock. Under the expected terms of the offering, as described in the Registration Statement, the Fund will issue to its common stockholders rights to subscribe for an aggregate of approximately 11,982,000 shares of the Fund's common stock. Each stockholder will be issued one right for each three full shares of common stock owned on the record date. The method of pricing and the record date will be determined and announced shortly before the commencement of the offering, which the Fund presently anticipates will occur in February 1997. Deferred offering expenses of approximately $500,000 will be netted against the rights offering proceeds. At December 31, 1996, the Fund had approximately $452,000 in outstanding liabilities associated with the offering.

     The rights offering will entitle shareholders, and other rightholders purchasing rights in the market, to acquire one new share of stock for each right held. In addition, holders of rights who subscribe for the maximum number of shares to which they are entitled will be permitted to subscribe for additional shares. The Fund intends to apply to list the rights for trading on the New York Stock Exchange.

--------------------------------------------------------------------------------
From time to time in the future, the Fund may effect redemptions and/or repurchases of its ATP as provided in the applicable constituent instruments or as agreed upon by the Fund and sellers. The Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

                    The New America High Income Fund, Inc.

Directors
Robert F. Birch
Joseph L. Bower
Richard E. Floor
Bernard J. Korman
Franco Modigliani
Ernest E. Monrad

Officers
Robert F. Birch - President
Ellen E. Terry - Vice President, Treasurer
Richard E. Floor - Secretary

Investment Advisor
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Administrator
The New America High Income Fund, Inc.
Ten Winthrop Square
Boston, MA 02110
(617) 350-8610

Custodian and Transfer Agent
State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200
(617) 328-5000 ext. 6406
(800) 426-5523
Listed: NYSE
Symbol: HYB

Independent Public Accountants
Arthur Andersen LLP
Boston, MA

                    The New America High Income Fund, Inc.

Report of Independent Public Accountants

To the Shareholders and Board of Directors of The New America High Income Fund, Inc.:

     We have audited the accompanying balance sheet of The New America High Income Fund, Inc. (the Fund) (a Maryland Corporation), including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of The New America High Income Fund, Inc. as of December 31, 1996, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

Boston, Massachusetts                              ARTHUR ANDERSEN LLP
January 17, 1997

                                    GLOSSARY

     ""aaa"/AAA Credit Rating" means a credit rating in the highest category of any two nationally recognized statistical rating organizations (as used in the Securities Exchange Act of 1934, as amended), one of which shall be Moody's or S&P.

     "AA Composite Commercial Paper Rate" on any date means (a) the interest equivalent of the 30-day rate, in the case of a Dividend Period which is a Standard Term Period or shorter, or the 180-day rate, in the case of all other Dividend Periods, on commercial paper on behalf of issuers whose corporate bonds are rated AA by S&P, or Aa2 by Moody's, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (b) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the AA Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (i) "Commercial Paper Dealers" shall mean (A) J.P. Morgan Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Smith Barney Shearson Inc.; (B) in lieu of any thereof, its respective affiliate or successor, and (C) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (ii) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (A) such rate expressed as a decimal, divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

     "Advisory Agreement" means the Investment Advisory Agreement dated February 19, 1992 under which Wellington Management serves as investment adviser for the Fund.

     "Affiliate" means any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the directors or executive officers of which is also a director of the Fund be deemed to be an Affiliate solely because such director or executive officer is also a director of the Fund.

     "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Holder or person placing an Order and is identified as such in such Holder's or person's Master Purchaser's Letter.

     "Alternate Term Period" means any Dividend Period that is not a Standard Term Period.

     "Applicable Rate" means, with respect to each series of ATP, for each Dividend Period (A) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Rate, (B) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Applicable Rate and (C) in the case of any Dividend Period of 93 days or fewer if all the shares of ATP are the subject of Submitted Hold Orders for the Auction in respect thereof, the Minimum Applicable Rate.

     "Articles" means the Articles of Amendment and Restatement, as amended, including any Articles Supplementary of the Fund.

     "Asset Coverage Cure Date" has the meaning set forth on page B-_____ of the Statement of Additional Information.

     "ATP" means the Auction Term Preferred Stock, $1.00 par value per share, and liquidation preference $50,000 per share, Series A and Series B, of the Fund and liquidation preference $25,000 per share, Series C, of the Fund or any other series of Preferred Stock hereinafter designated "ATP" by Articles Supplementary or Articles of Amendment.

     "ATP Basic Maintenance Amount" has the meaning set forth on page B-_____ of the Statement of Additional Information.

     "ATP Basic Maintenance Certificate" has the meaning set forth on page B-_____ of the Statement of Additional Information.

     "ATP Series A" means the shares of Series A of the ATP previously and hereby issued or any other series of Preferred Stock hereinafter designated as shares of Series A of the ATP by Articles Supplementary or Articles of Amendment.

     "ATP Series B" means the shares of Series B of the ATP previously and hereby issued or any other series of Preferred Stock hereinafter designated as shares of Series B of the ATP by Articles Supplementary or Articles of Amendment.

     "ATP Series C" means the shares of Series C of the ATP issued hereby or any other series of Preferred Stock hereinafter designated as shares of Series C of the ATP by Articles Supplementary or Articles of Amendment.

     "Auction" means each periodic operation of the procedures set forth under "Auction Procedures."

     "Auction Agent" means [Bankers Trust Company] unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

     "Auction Date" means the first Business Day next preceding the first day of a Dividend Period for the relevant series of ATP.

     "Auction Procedures" means the procedures for conducting Auctions set forth under "Auction Procedures."

     "Average Net Assets" has the meaning set forth on page _____ of this Statement of Additional Information.

     "Board of Directors" or "Board" means the Board of Directors of the Fund or any duly authorized committee thereof as permitted by applicable law.

     "Broker-Dealer" or "Broker-Dealers" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

     "Broker-Dealer Agreement" means an agreement entered into by the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

     "Buy Order" means the communication by a Potential Holder to a Broker-Dealer of the number of shares of ATP which such Potential Holder offers to purchase on an Auction Date if the Applicable Rate for the next Dividend Period therefor is not less than the rate per annum then specified by such Potential Holder.

     "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the common stock, par value $.01 per share, of the Fund.

     "Date of Original Issue" means with respect to each of the ATP Series A, ATP Series B and ATP Series C the date on which such ATP are originally issued by the Fund.

     "Default Period" has the meaning set forth on page B-_____ of this Statement of Additional Information.

     "Default Rate" means the Reference Rate multiplied by three (3).

     "Depository" means [Bankers Trust Company] or a successor organization which has agreed to perform the duties of the depository as described in the Prospectus.

     "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor provided that with respect to an Eligible Asset that is currently callable, Discounted Value shall be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value shall be equal to the quotient as calculated above or the par value, whichever is lower.

     "Dividend Payment Date" for each series of ATP, means (i) with respect to any Dividend Period of one year or less, the Business Day next succeeding the last day thereof and, if any, the 91st, 181st and 271st days thereof, and (ii) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 and on the Business Day following the last day of such Dividend Period.

     "Dividend Period" means, with respect to the relevant series of ATP, the period commencing on the Date of Original Issue and ending on the date specified for such series on the Date of Original Issue and thereafter, as to such series, the period commencing on the day following each Dividend Period for such series and ending on the day established for such series by the Fund.

     "Eligible Assets" means Moody's Eligible Assets (if Moody's is then rating the ATP), Fitch Eligible Assets (if Fitch is then rating the ATP) and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the ATP, whichever is applicable.

     "Existing Holder" means a person who has signed a Master Purchaser's Letter and is listed as the beneficial owner of shares of a series of ATP in the records of the Auction Agent.

     "Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

     "Fitch" means Fitch Investors Service, Inc. and its successors at law.

     "FNBB" means The First National Bank of Boston.

     "Fund" means The New America High Income Fund, Inc., a Maryland corporation that is the issuer of each series of ATP.

     "Holder" means, with respect to the Common Stock and the Preferred Stock, including the ATP, of the Fund, the registered holder of shares of such Stock as the same appears on the share books of the Fund.

     "Hold Order" means the communication by an Existing Holder to a Broker-Dealer of the number of shares of each series of ATP which such Existing Holder desires to hold without regard to the Applicable Rate for the next Dividend Period therefor.

     "Hold/Sell Order" means the communication by an Existing Holder to a Broker-Dealer of the number of shares of each series of ATP which such Existing Holder desires to hold if the Applicable Rate for the next Dividend Period therefor is not less than the rate per annum then specified by such Existing Holder and desires to sell if such Applicable Rate is less than such specified rate.

     "Immediate Offering" means the initial offering of [2,000] shares of Series C ATP issued by the Fund under its Registration Statement of which this Statement of Additional Information is a part.

     "Investment Adviser" means Wellington Management Company, LLP, the current investment adviser to the Fund, or such other future investment adviser to the Fund.

     "Mandatory Redemption Date" has the meaning set forth on page B-_____ of this Statement of Additional Information.

     "Master Purchaser's Letter" means a letter in the form attached hereto which is required to be executed by each prospective purchaser of shares of ATP.

     "Maximum Applicable Rate" means, on any date on which the Applicable Rate is determined, the rate equal to 150% of the applicable Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers.

     "Minimum Applicable Rate" means, on any Auction Date with respect to a Dividend Period of 93 days or fewer, for ATP Series A and ATP Series B, 80% of the AA Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date and, for ATP Series C, 60 % of the AA Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no Minimum Applicable Rate on any Auction Date with respect to a Dividend Period of more than 93 days.

     "Minimum Applicable Rate" means, on any Auction Date with respect to a Dividend Period of 93 days or fewer, 99% of the AA Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no Minimum Applicable Rate on any Auction Date with respect to a Dividend Period of more than 93 days.

     "Moody's" means Moody's Investors Service, Inc. and its successors at law.

     "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

     "1940 Act ATP Asset Coverage" means asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding ATP (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

     "Notice of Redemption" has the meaning provided on page B-_____ of this Statement of Additional Information.

     "Order" means a Hold Order, a Hold/Sell Order, a Sell Order or a Buy Order.

     "Other Rating Agency" means any rating agency other than Moody's or Fitch then providing a rating for the ATP pursuant to the request of the Fund.

     "Other Rating Agency Eligible Assets" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of the ATP.

     "Outstanding" means, as of any date, shares of each series of ATP theretofore issued by the Fund except, without duplication, (i) any shares of each series of ATP theretofore canceled or redeemed by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Auction Agent sufficient funds to redeem such shares of each series of ATP, (ii) any shares of each series of ATP as to which the Fund or any Affiliate thereof is an Existing Holder, and (iii) any shares of each series of ATP represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

     "Paying Agent" means Bankers Trust Company unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Fund to serve as paying agent which Paying Agent may be the same as the Auction Agent.

     "Potential Holder" when used with respect to shares of ATP, means any Person, including any Existing Holder of shares of ATP (i) who shall have executed a Master Purchaser's Letter and (ii) who may be interested in acquiring shares of ATP (or, in the case of an Existing Holder of shares of ATP, additional shares of ATP).

     "Proration Procedures" means:

     (A) if Sufficient Clearing Orders exist, in the case of a Submitted Hold/Sell Order specifying a rate equal to the Winning Rate

          (x) the number of shares of the relevant series of ATP to be the subject of an accepted Hold Order will be (i) the number of shares of such series of ATP subject to such Submitted Hold/Sell Order multiplied by (ii) the total number of shares of such series of ATP that are neither the subject of a Submitted Buy Order or a Submitted Hold/Sell Order specifying a rate lower than the Winning Rate nor the subject of a Submitted Hold Order and divided by (iii) the total number of shares of Hold/Sell Orders that specified a rate equal to the Winning such series of ATP subject to Submitted Rate, and

          (y) the number of shares of the relevant series of ATP to be the subject of an accepted Sell Order will be the remaining number of shares of such series of ATP subject to such Submitted Hold/Sell Order,

     (B) if Sufficient Clearing Orders exist, in the case of a Submitted Buy Order specifying a rate equal to the Winning Rate

          (x) the number of shares of the relevant series of ATP to be the subject of an accepted Buy Order will be (i) the number of shares of such series of ATP subject to such Submitted Buy

     Order multiplied by (ii) the difference between (1) the number of shares of such series of ATP that are the subject of a Submitted Sell Order or a Submitted Hold/Sell Order that specified a rate higher than the winning Rate and (2) the number of shares of each series of ATP that are the subject of a Submitted Buy Order that specified a rate lower than the Winning Rate and divided by (iii) the total number of shares of such series of ATP subject to Submitted Buy Orders that specified a rate equal to the Winning Rate, and

          (y) such Submitted Buy Order will not be accepted as to the remaining number of shares subject to such Submitted Buy Order, and

     (C) if Sufficient Clearing Orders do not exist, in the case of a Submitted Hold/Sell Order specifying a rate higher than the Maximum Applicable Rate and in the case of a Submitted Sell Order

          (x) the number of shares of the relevant series of ATP to be the subject of an accepted Sell Order will be (i) the number of shares of such series of ATP subject to such Submitted Hold/Sell Order or Submitted Sell Order multiplied by (ii) the total number of shares of such series of ATP that are the subject of a Submitted Buy Order specifying a rate equal to or lower than the Maximum Rate and divided by (iii) the total number of shares of such series of ATP subject to all Submitted Hold/Sell Orders that specified a rate higher than the Maximum Applicable Rate and Submitted Sell Orders, and

          (y) the number of shares of the relevant series of ATP to be the subject of an accepted Hold Order will be the remaining number of shares of such series of ATP subject to such Submitted Hold/Sell Order or Submitted Sell Order.

     "Rating Agency Guidelines" means the guidelines established by Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is then rating the ATP) as set forth under "Rating Agency Guidelines," in the Statement of Additional Information, as amended from time to time, or by any Other Rating Agency that is then rating the ATP.

     "Reference Rate" means, with respect to the determination of the Maximum Applicable Rate, the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate for a Dividend Period of 184 days or more).

     "Rounding Procedures" means, if as a result of an Auction (including the Proration Procedures) any Existing Holder would be entitled to hold or required to sell, or any Potential Holder would be required to purchase, a number of shares of the relevant series of ATP not evenly divisible by 1, on any Auction Date, the Auction Agent will, in such manner as it determines, round up or down the number of shares of such series of ATP to be held, purchased or sold by any Existing Holder or Potential Holder; on such Auction Date so that the number of shares held, purchased or sold by each Existing Holder or Potential Holder on such Auction Date will be a number of shares of such series of ATP evenly divisible by 1.

     "S&P" means Standard & Poor's Corporation and its successors at law.

     "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of each series of ATP.

     "Sell Order" means the communication by an Existing Holder to a Broker-Dealer of the number of shares of the relevant series of ATP which such Existing Holder offers to sell without regard to the Dividend Rate for the next Dividend Period therefor.

     "Service" means the United States Internal Revenue Service.

     "Specific Redemption Provisions" means with respect to any Alternate Term Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Alternate Term Period are not subject to redemption at the option of the Fund pursuant to
Section 3(a)(i) of the Articles and/or Section 3(a)(ii) and/or 3(a)(iii) of the Articles and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Alternate Term Period shall be redeemable at the Fund's option pursuant to Section 3a(i) of the Articles and/or in connection with any mandatory redemption pursuant to
Section 3(a)(ii) and/or 3(a)(iii) of the Articles at a price per share equal to $50,000 for ATP Series A and ATP Series B and $25,000 for ATP Series C plus for each series accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of $50,000 for ATP Series A and ATP Series B and $25,000 for ATP Series C or expressed in a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

     "Standard Term Period" means, for ATP Series A and ATP Series B, a Dividend Period of 28 days, unless such 28th day is not a Business Day, then the number of days ending on the Business Day next preceding such 28th day, and for the ATP Series C, a Dividend Period of 7 days, unless such 7th day is not a Business Day, then the number of days ending on the Business Day next preceding such 7th day. means a Dividend Period of 28 days, unless such 28th day is not a Business Day, then the number of days ending on the Business Day next preceding such 28th day.

     "Submission Deadline" means 1:00 p.m., New York City time, on each Auction Date, or such other time on such Auction Date as may be specified from time to time by the Auction Agent as the time by which each Broker-Dealer must submit to the Auction Agent all Orders obtained by it for the Auction to be conducted on such Auction Date.

     "Submitted Buy Order" means each Buy Order submitted to the Auction Agent by a Broker-Dealer.

     "Submitted Hold Order" means each Hold Order submitted to the Auction Agent by a Broker-Dealer.

     "Submitted Hold/Sell Order" means each Hold/Sell Order submitted to the Auction Agent by a Broker-Dealer.

     "Submitted Order" means each Order submitted to the Auction Agent by a Broker-Dealer.

     "Submitted Sell Order" means each Sell Order submitted to the Auction Agent by a Broker-Dealer.

     "Subsequent Offering" means one or more subsequent offerings of an aggregate of up to __________ shares of ATP by the Fund under its Registration Statement of which this Statement of Additional Information is a part.

     "Sufficient Clearing Orders" means that all shares of the relevant series of ATP are the subject of Submitted Hold Orders or that the number of shares of such series of ATP that are the subject of Submitted Buy Orders by Potential Holders specifying one or more rates equal to or less than the Maximum Applicable Rate exceeds or equals the sum of (A) the number of shares of such series of ATP that are the subject of Submitted Hold/Sell Orders by Existing Holders specifying one or more rates higher than the Maximum Applicable Rate and
(B) the number of shares of such series of ATP that are subject to Submitted Sell Orders.

     "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

     "Underwriter" means _____________.

     "Underwriting Agreement" means the underwriting agreement among the Underwriter, the Fund and the Investment Adviser, a form of which is filed as an exhibit to the Fund's Registration Statement of which this Statement of Additional Information is a part.

     "Validity Procedures" means the following procedures and priorities:

          (A) If one or more Hold Orders shall be submitted on behalf of an Existing Holder as to a number of shares of the relevant series of ATP greater than the number of shares of such series of ATP held by such Existing Holder, such Hold Order or Hold Orders shall be considered valid only as to the number of shares of such series of ATP held by such Existing Holder. In the case of multiple Hold Orders, each such Hold Order shall be considered valid pro rata.

          (B) If one or more Hold/Sell Orders shall be submitted on behalf of an Existing Holder as to a number of shares of the relevant series of ATP greater than the excess of the number of shares of such series of ATP held by such Existing Holder over the number of shares of such series of ATP subject to Hold Orders submitted on behalf of such Existing Holder, such Hold/Sell Order or Hold/Sell Orders shall be considered valid only as to the number of shares of such series of ATP equal to such excess. In the case of multiple Hold/Sell Orders specifying different rates, such Hold/Sell Orders shall be considered valid in increasing order of such rates. In the case of multiple Hold/Sell Orders specifying the same rate, each such Hold/Sell Order shall be considered valid pro rata.

          (C) If one or more Sell Orders shall be submitted on behalf of an Existing Holder as to a number of shares of the relevant series of ATP greater than the excess of the number of shares of such series of ATP held by such Existing Holder over the number of shares of such series of ATP subject to Hold Orders and Hold/Sell Orders submitted on behalf of such Existing Holder, such Sell Order or Sell Orders shall be considered valid only as to the number of shares equal to such excess. In the case of multiple Sell Orders, each such Sell Order shall be considered valid pro rata.

     "Valuation Date" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Fund; provided, further, however, that such date shall be not more than one week from the date on which the ATP initially is issued.


     "Wellington Management" means Wellington Management Company, LLP, the Fund's current Investment Adviser.


     "Winning Rate" means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of shares of the relevant series of ATP which, when added to the number of shares of such series of ATP to be purchased by the Potential Holders described in Clause (B) above and the number of shares of such series of ATP subject to Submitted Hold Orders, would be equal to the number of shares of such series of ATP.

                                   APPENDIX A


                        RATINGS OF CORPORATE OBLIGATIONS

MOODY'S INVESTORS SERVICE

Long-Term Debt

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are Baa rated are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating

         Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

                                      B-A-1

         Should no rating be assigned, the reason may be one of the following:

         1.       An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note

         Moody's applies numerical modifiers 1, 2 and 3 in each generic range classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Debt

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.

         Among the obligations covered are commercial paper, Eurocommercial paper, bank deposits, bankers' acceptances and obligations to deliver foreign exchange. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         --        Leading market positions in well-established industries.

         --        High rates of return on funds employed.

         -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Preferred Stock

         Preferred stock rating symbols and their definitions are as follows:


                                      B-A-2
aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa An issue which is rated "baa" is considered to be medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



                                      B-A-3

                                      FITCH


Investment Grade Bond Ratings

AAA Bonds considered to be investment grade and of the highest credit quality. the obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated 'F--1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. the likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+)
Minus (-)                  Plus and minus signs are used with a rating symbol
                           to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA' category.

                           NR Indicated that Fitch does not rate the specific issue.

Conditional                A conditional rating is premised on the successful
                           completion of a project or the occurrence of a specific event.

Suspended                  A rating is suspended when Fitch deems the amount of
                           information available from the issuer to be inadequate for rating purposes.

Withdrawn                  A rating will be withdrawn when an issue natures or
                           is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert                 Ratings are placed on FitchAlert to notify investors
                           of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered.
                           FitchAlert is relatively short-term, and should be resolved within 12 months.

Credit Trend               Credit trend indicators are not predictions
                           that any rating change will occur, and have a longer-term time frame than issuers placed on FitchAlert.


                                      B-A-4

Speculative Grade Bond Ratings

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. the obligator's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD,
DD, and D                  Bonds are in default on interest and/or principal
                           payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

Plus (+)
Minus (-)                  Plus and minus signs are used with a rating
                           symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'DDD', 'DD', or 'D';
                           categories.

Short-Term Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.


                                      B-A-5

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally
Strong Credit
Quality Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong
Credit Quality             Issues assigned this rating reflect an assurance of
                           timely payment only slightly less in degree than issues rated 'F-1+'.

F-2:  Good
Credit Quality             Issues assigned this rating have a
                           satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

F-3 Fair
Credit Quality             Issues assigned this rating have
                           characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5 Weak
Credit Quality             Issues assigned this rating have
                           characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default                  Issues assigned this rating are in actual or
                           imminent payment default.

LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Preferred Stock Ratings

         Preferred stock ratings should be viewed in the universe of quality (preferred and preference) and not in relationship to bonds. Although certain preferred stock issues may carry the same rating as an issuer's bond obligations, preferred stocks by definition are junior to debt obligations. Preferred capital is basically permanent capital which in certain instances may be retired via sinking funds or called. The rating of a preferred stock issue is on indication of the company's ability to pay the preferred dividends and any sinking fund obligations on a timely basis. Preferred dividends are payable only when declared; they are not contractually guaranteed.

AAA Preferred stock assigned this rating are the highest quality. Strong asset protection, conservative balance sheet ratios, and positive indications of continued protection of preferred dividend requirements are prerequisites for an 'AAA' rating.

AA Preferred or preference issues assigned this rating are very high quality. Maintenance of asset protection and dividend paying ability appears assured but not quite to the extent of the 'AAA' classification.

A Preferred or preference issues assigned this rating are good quality. Asset protection and coverages of preferred dividends are considered adequate and are expected to be maintained.


                                      B-A-6

BBB Preferred or preference issues assigned this rating are reasonably safe but lack the protections of the 'A' to 'AAA' categories. Current results should be watched for possible signs of deterioration.

BB Preferred or preference issues assigned this rating are considered speculative. The margin of protection is slim or subject to aide fluctuations. The longer term financial capacities of the enterprises cannot be predicted with assurance.

B Issues assigned this rating are considered highly speculative. While earnings should normally cover dividends, directors may reduce or omit payment due to unfavorable developments, inability to finance, or wide fluctuations in earnings.

CCC Issues assigned this rating are extremely speculative and should be assessed on their prospects in a possible reorganization. Dividend payments may be in arrears with the status of the current dividend uncertain.

CC Dividends are not currently being paid and may be in arrears. The outlook for future payments cannot be assured.

C Dividends are not currently being paid and may be in arrears. Prospects for future payments are remote.

D Issuer is in default on its debt obligations and has filed for reorganization or liquidation under the bankruptcy law.

D Issuer is in default on its debt obligations and has filed for reorganization or liquidation under the bankruptcy law.

Plus (+)
Minus (-)                  Plus and minus signs are used with a rating
                           symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA', 'CCC', 'CC', 'C', and 'D' categories.

Euro Issuers/Euro Dollars

         These securities have not been and will not be registered under the U.S. Securities Act of 1933. Any offer or sale of notes in the U.S. (including its territories and possessions and all areas subject to it jurisdiction or to nationals or residents thereof, including any corporation or other entity created or organized therein) may constitute a violation of U.S. law.

Claims-Paying Ability Ratings

         Fitch claims-paying ability ratings provide an assessment of an insurance company's financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. The rating does not apply to non-policy obligations of the insurer, such as debt obligations (which are addressed under Fitch's bond ratings), nor does it apply to the suitability or terms of any individual policy or contract.

AAA The ability to pay claims is extremely strong for insurance companies with this highest rating. Foreseeable business and economic risk factors should not have any material adverse impact on the ability of these insurers to pay claims. Profitability, overall balance sheet strength, capitalization, and liquidity are all at very secure levels and are unlikely to be affected by potential adverse underwriting, investment, or cyclical events.


                                      B-A-7

AA Insurance companies with this rating are very strong and only slightly more susceptible to exhibiting any weakening of financial strength due to adverse business and economic developments. Any foreseeable deterioration in financial strength would still leave carriers in this category with a strong claims-paying ability.

A Issuers in this category are strong companies with no immediate expectations for encountering events significant enough to weaken their claims-paying ability. However, major business or cyclical pressures are more likely to have an adverse impact on profitability, liquidity, and capitalization and, therefore, on the ability to pay claims.

BBB Companies in this category have adequate financial strength and claims-paying capability. For insurers with this rating, longer-term obligations would be more susceptible to claims-paying concerns under adverse circumstances that for higher rated companies.

BB For insurers rated in this category, the ability to pay claims is vulnerable to company-specific adverse financial events or stressful cyclical downturns. It will be more difficult for carriers with this rating to maintain adequate claims-paying ability under severe business and economic circumstances.

B There is significant risk that companies in this category will not be able to pay claims when due. Liquidity and capital adequacy are likely to be impaired under even moderately negative business and economic developments.

CCC, CC,
and C Insurance companies with one of these ratings are considered very weak with respect to their ability to pay claims. The carrier may be under the supervision of a state insurance department and already may not be making all policy claims payments in a timely fashion.

D Insurance carriers have been placed in liquidation by state insurance departments and policy claims payments are being controlled, delayed, or reduced.

Plus (+)
Minus (-)                  Plus and minus signs are used with a rating
                           symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA' and 'D' categories.

Servicer Ratings

         Servicers are key to maintaining the credit quality of a pool of nonperforming commercial mortgages and real estate owned assets. In assessing and analyzing a servicer's capabilities, Fitch reviews several key factors, including the servicer's management team, organizational structure, track record, and workout and asset disposition experience and strategies.

Superior Servicer considered to be of the highest quality. A servicer in this category possesses a strong, seasoned management team, extensive workout and disposition experience, and, typically, significant financial resources.

Above Average              Servicer considered to be of very high quality. A
                           servicer in this category possesses a strong management team, with good workout and disposition experience, and may have significant financial resources.


                                      B-A-8

Average Servicer considered to be of high quality. A servicer in this category possesses adequate workout and disposition experience but may lack significant financial resources.

Below Average              Servicer considered to be of acceptable, but sub-par,
                           quality. Senior management is relatively unseasoned, workout experience is minimal, and typically lacks significant financial resources.

Unacceptable               Servicer unacceptable to Fitch. Use of such a
                           servicer probably would preclude Fitch's rating the transaction's debt securities at 'BBB' or higher levels.


                                      B-A-9

                          STANDARD & POOR'S CORPORATION


Long-Term Debt

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B,
CCC,
CC, C Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB--' rating.

B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB--' rating.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B--' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.


                                     B-A-10

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC--' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C. The rating C. is reserved for income bonds on which no interest is being paid.

D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or
Minus (-)                  The ratings from "AA" to "CCC" may be modified
                           by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Commercial Paper

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The top two categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issued determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only a speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

         A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investment. These ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and

                                     B-A-11
may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on circumstances.

Variable Rate Demand Bonds

         Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a variable rate demand or double feature.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1") or if the nominal maturity is short, a rating of "SP-1+/AAA" is assigned.

Municipal Notes

         A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         -- Amortization schedule (the longer the final maturity relative to other maturities the more likely it will be treated as a note).

         -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2                       Satisfactory capacity to pay principal and interest.

SP-3                       Speculative capacity to pay principal and interest.

Preferred Stock

         A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

         The preferred stock ratings are based on the following considerations:

         1. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

         2.       Nature of, and provisions of, the issue;

         3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                     B-A-12

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated 'AA' also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated 'AAA'.

A An issue rated 'A' is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated 'BBB' is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category than for issues in the 'A' category.

BB, B Preferred stock rated 'BB', 'B', or 'CCC' is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations.

CCC 'BB' indicates the lowest degree of speculation and 'CCC' the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating 'CC' is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

C                          A preferred stock rated 'C' is a non-paying issue.

D A preferred stock rated 'D' is a non-paying issue with the issuer in default on debt instruments.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Plus (+) or
Minus (-)                  To provide more detailed indications of
                           preferred stock quality, the ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                     B-A-13

                     THE NEW AMERICA HIGH INCOME FUND, INC.

                           PART C - OTHER INFORMATION


Item 24:  Financial Statements and Exhibits

         1.       Financial Statements

                  Financial Statements included in PART A (Prospectus) of this Registration Statement:

                           Financial Highlights For Each Share of Common Stock outstanding Throughout the Period (For the Years Ended December 31, 1996, 1995, 1994, 1993, 1992,
                           1991, 1990 and 1989 and For the Period from February 26, 1988 (Commencement of Operations) to December 31,
                           1988)

                  Financial Statements included in PART B (Statement of Additional Information) of this Registration Statement:

                           Schedule of Investments, December 31, 1996
                           Balance Sheet, December 31, 1996
                           Statement of Operations For the Year Ended December 31, 1996
                           Statement of Changes in Net Assets (For the Years Ended December 31, 1996 and December 31, 1995) Financial Highlights For Each Share of Common Stock outstanding Throughout the Period (For the Years Ended December 31, 1996, December 31, 1995, December 31, 1994, December 31, 1993, December 31, 1992,
                           December 31, 1991, December 31, 1990 and December 31, 1989 and For the Period from February 26, 1988 (Commencement of Operations) to December 31, 1988) Information regarding Senior Securities (For the Years Ended December 31, 1996, December 31, 1995, December 31, 1994, December 31, 1993, December 31, 1992, December 31, 1991, December 31, 1990 and
                           December 31, 1989 and For the Period from February 26, 1988 (Commencement of Operations) to December 31,
                           1988)
                           Notes to Financial Statements, December 31, 1996 Report of Independent Public Accountants

         2.       Exhibits

               (a)(1) Articles of Amendment and Restatement of The New America High Income Fund, Inc. dated as of February 19, 1988 together with First, Second and Third Certificates of Changes of Definitions set forth therein dated as of March 8, 1988, May 3, 1988 and October 14, 1988, respectively. (i)

               (a)(2) Articles of Amendment of The New America High Income Fund, Inc. dated as of June 15, 1989. (i)

               (a)(3) Articles of Amendment of The New America High Income Fund, Inc., as filed with the State Department of Assessments and Taxation of the State of Maryland on December 28, 1993. (i)

               (a)(4) Articles Supplementary of The New America High Income Fund, Inc. Establishing and Defining the Rights and Preferences of Three Series of Shares of Auction

                             Term Preferred Stock, as filed with the State Department of Assessments and Taxation of the State of Maryland on __________, 1997 (ii)

               (a)(5) Certificate of Correction of The New America High Income Fund, Inc., as filed with the State Department of Assessments and Taxation of the State of Maryland on February 1, 1996. (i)

               (a)(6) Articles of Amendment of The New America High Income Fund, Inc., as filed with the State Department of Assessments and Taxation of the State of Maryland on October 31, 1996. (i)

               (a)(7) Articles of Amendment of The New America High Income Fund, Inc., as filed with the State Department of Assessments and Taxation of the State of Maryland on October 31, 1996. (i)

               (b)           By-Laws, as amended, of the Registrant. (i)

               (c)           Not applicable.

               (d)(1) Specimen Certificate for shares of Common Stock par value $.01 per share. (ii)

               (d)(2) Specimen Certificate for shares of Auction Term Preferred Stock, Series B, par values $1.00 per share. (ii)

               (d)(3) Specimen Certificate for shares of Auction Term Preferred Stock, Series A, par values $1.00 per share. (ii)

               (d)(4) Specimen Certificate for shares of Auction Term Preferred Stock, Series C, par values $1.00 per share. (ii)

               (e)           Dividend Reinvestment Plan, as modified. (i)

               (f)           Not applicable.

               (g) Investment Advisory Agreement dated as of February 19, 1992 between the Registrant and Wellington Management Company, LLP. (i)

               (h)(1) Underwriting Agreement dated December 20, 1993 between the Registrant and Bear, Stearns & Co. Inc. with respect to the Auction Term Preferred Stock, Series A and Series B, of the Registrant. (i)

               (h)(2)        Form of Selected Dealer Agreement. (i)

               (h)(3) Form of Underwriting Agreement with respect to the Auction Term Preferred Stock, Series C, of the Registrant. (ii)

               (i)           Not applicable.

               (j) Custodian Contract dated as of February 11, 1988 between the Registrant and State Street Bank and Trust Company. (i)

               (k)(1) Registrar, Transfer Agency and Service Agreement dated as of February 11, 1988 between the Registrant and State Street Bank and Trust Company.
                             (i)

               (k)(2) Auction Agent Agreement dated as of January 4, 1994 between the Registrant and Bankers Trust Company with respect to the Auction Term Preferred Stock, Series A and Series B, of the Registrant. (i)

               (k)(3) Letter of Representation Agreements dated as of January 4, 1994 among the Registrant, Bankers Trust Company and The Depository Trust Company with respect to the Auction Term Preferred Stock, Series A and Series B, of the Registrant. (i)

               (k)(4) Broker-Dealer Agreement dated as of January 4, 1994 between the Registrant and Bear, Stearns & Co. Inc. with respect to the Auction Term Preferred Stock, Series A and Series B, of the Registrant. (i)

               (k)(5) Form of Auction Agent Agreement with respect to the Auction Term Preferred Stock, Series C of the Registrant. (ii)

               (k)(6) Form of Letter of Representation Agreements with respect to the Auction Term Preferred Stock, Series C, of the Registrant. (ii)

               (k)(7) Form of Broker-Dealer Agreement with respect to the Auction Term Preferred Stock, Series C of the Registrant. (ii)

               (k)(8) Interest payment swap arrangement between the Fund and First National Bank of Boston, N.A. (i)

               (k)(9) Affirmation and Undertaking dated August 13, 1990 executed by certain directors and executive officers of the Registrant. (iii)

               (k)(10) Agreement dated as of November 15, 1993 between the Registrant and Ellen E. Terry. (iv)

               (k)(11) Agreement dated as of November 15, 1993 between the Registrant and Paul E. Saidnawey. (iv)

               (l) Opinion of ________________ as to legality of securities being registered and consent to its use.
                             (ii)

               (m)           Not applicable.

               (n)           Consent of Arthur Andersen LLP.

               (o)           Not applicable.

               (p)           Not applicable.

               (q)           Not applicable.

               (r) Financial Data Schedule reflecting Registrant's financial statements for the fiscal year ending December 31, 1996

               (s)           Powers of Attorney for Robert F. Birch, Joseph L.
                             Bower, Richard E. Floor, Ernest E. Monrad, Bernard
                             J. Korman, Franco Modigliani, and Ellen E. Terry (included as part of the signature pages to this Registration Statement).

---------------

Footnote
Reference                                            Description
---------                                            -----------
(i)               Filed as an exhibit under Amendment No. 19 (filed December 11, 1996) to the Registrant's
                  Registration Statement on Form N-2, Registration No. 33-17619, under the same exhibit number and incorporated herein by reference.

(ii)              To be filed by amendment.

(iii)             Filed as an exhibit under Amendment No. 8 (filed June 21, 1990) to the Registrant's
                  Registration Statement on Form N-2, Registration No. 33-18664, under the same exhibit number and incorporated herein by reference.

(iv)              Filed as an exhibit under Amendment No. 16 (filed December 7, 1993) to the Registrant's
                  Registration Statement on Form N-2, Registration No. 33-61674, under the same exhibit number and incorporated herein by reference.


Item 25:  Marketing Arrangements

         Not Applicable.


Item 26:  Other Expenses of Issuance and Distribution

         Securities and Exchange Commission fees...............    $
         National Association of Securities Dealers Inc. fees
         Printing and engraving expenses.......................
         Legal fees and expenses...............................
         Accounting fees and expenses..........................
         Blue Sky filing fees and expenses.....................
         Miscellaneous expenses................................      __________

                  Total........................................     $==========

Item 27:  Persons Controlled by or under Common Control with Registrant

         None.

Item 28:  Number of Holders of Securities

         At [December 31, 1996] the numbers of recordholders of shares of the Registrant were as follows:

                                                                   Number of
                 Title of Class                                  Record Holders
                 --------------                                  --------------
         Common Shares, $.01 par value per share.................   [5,113]
         Series A Auction Term Preferred Stock, $1.00 par value
              per share..........................................       [1]
         Series B Auction Term Preferred Stock, $1.00 par value
              per share..........................................       [1]

Item 29:  Indemnification

     Article V, paragraph (D) of the Registrant's Articles provides that the Registrant shall indemnify its directors to the full extent permitted by the Registrant's By-Laws and Maryland law.

     Article V, Section 1 of the Registrant's By-Laws provides that the Registrant shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law and shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. Section 2-418 of the Maryland General Corporation Law empowers a corporation, subject to certain limitations, to indemnify its directors against judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) actually incurred by the director in connection with any suit or proceeding to which they are a party unless it is established that the director's act or omission was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty, the director received an improper personal benefit in money, property or services or, in a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful.

     The Registrant's By-Laws further provide that the Registrant shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by the Registrant's By-Laws continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person, and do not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

     Under the Registrant's By-Laws, any current or former director or officer of the Registrant seeking indemnification within the scope of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The person seeking indemnification must provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (i) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (ii) the Registrant is insured against losses arising by reason of the advance; or (iii) a majority of a quorum of directors of the Registrant who are neither "interested persons" as defined in
Section 2(a)(19) of the 1940 Act nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel in a written opinion, shall have determined, based on a review of the facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     At the request of any person claiming indemnification under the Registrant's By-Laws, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by the By-Laws have been met. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (A) the vote of a majority of a quorum of disinterested non-party directors or (B) an independent legal counsel in a written opinion.

     Employees and agents who are not officers or directors of the Registrant may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the 1940 Act.

     In connection with certain actions filed against the directors and executive officers of the Registrant, the Registrant has, subject to the terms and conditions outlined above, authorized the advancement of reasonable attorneys' fees and related costs arising from the defense of such actions. Under the terms of an Affirmation and Undertaking entered into by each of the directors and executive officers, each such person has agreed to repay to the Registrant all amounts advanced for expenses (including attorneys' fees) on his or her behalf if it is ultimately determined that the director or executive officer is not entitled to indemnification.

     In addition to the foregoing, Article V(E) to Registrant's charter provides as follows:

          "(E) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, as from time to time amended, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. No provision of this Article V(E) shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. No future amendment to this Article V(E) shall affect any right of any person under this Article V(E) based on any event, omission or proceeding prior to such amendment."

     Section 2-405.2 of the Maryland General Corporation Law together with
Section 5-349 of the Courts and Judicial Proceedings Article of the Maryland Code provides that a charter provision limiting the liability of a director or officer may not include a provision which limits or restricts the liability of a director or officer to the corporation's stockholders to the extent it is proved that the person actually received an improper personal benefit to the extent of the value of such benefit or an adverse final adjudication is entered in a proceeding based on a finding that the person's act or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated.

     As permitted by Section 2-418(k) of the Maryland General Corporation Law,
Article V, Section 3 of the Registrant's By-Laws provides that the Registrant shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant or who, while a director, officer, employee or agent of the Registrant, is or was serving at the request of the Registrant as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's positions.

     The Investment Advisory Agreement between the Registrant and Wellington Management Company, LLP provides that the Registrant will indemnify Wellington Management Company, LLP for all liabilities and expenses, including defense costs, in connection with any litigation pertaining to the period prior to Wellington Management's relationship with the Registrant under such agreement, other than liabilities resulting from willful misfeasance, bad faith or gross negligence on the part of Wellington Management Company, LLP.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issues.

Item 30:  Business and Other Connections of Investment Adviser

     Wellington Management Company, LLP (the Registrant's investment adviser), a Massachusetts limited liability partnership, is a registered investment adviser primarily engaged in the investment advisory business. Information as to the general partners of Wellington Management Company, LLP is included in its Form ADV, as amended, filed with the Securities and Exchange Commission (File No. 801-15908), and is incorporated herein by reference thereto together with all amendments thereto subsequently filed, which amendments shall be deemed to be incorporated by reference in this registration statement and be a part hereof from the date of filing of such amendments to the extent permitted by the applicable rules and regulations of the Securities and Exchange Commission.

Item 31:  Location of Accounts and Records

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder are maintained at the offices of the custodian of the Registrant at One Heritage Drive, North Quincy, Massachusetts 02171, except that the corporate records of the Registrant (including its Articles of Incorporation and By-Laws) are maintained at the offices of the Registrant at 10 Winthrop Square, Fifth Floor, Boston, Massachusetts 02110.

Item 32:  Management Services

     Not applicable.

Item 33:  Undertakings

     1. The Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2. Not applicable.

     3. Not applicable.

     4. The Registrant undertakes:

          a. to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

               (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act [15 U.S.C. 77j(a)(3)];

               (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

               (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          b. that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

          c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

5. The Registrant undertakes that:

          a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

          b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts, on the 13th day of March, 1997.

                                THE NEW AMERICA HIGH INCOME
                                FUND, INC.


                                By:  /s/ Robert F. Birch
                                     ---------------------------
                                     Robert F. Birch
                                     President

     Know all men by these presents that each person whose signature appears below hereby severally constitutes and appoints Robert F. Birch and Ellen E. Terry, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign and affix the undersigned's name to any and all amendments to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or incidental to the performance and execution of the powers herein granted, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated.

            Signature                                       Title                                  Date
            ---------                                       -----                                  ----
/s/ Robert F. Birch                                  President and Director               March 13, 1997
---------------------------------------------
           Robert F. Birch                           (Principal Executive Officer)


/s/ Ellen E. Terry                                   Vice President and Treasurer         March 13, 1997
---------------------------------------------
           Ellen E. Terry                            (Principal Financial and
                                                     Accounting Officer)


/s/ Joseph L. Bower                                  Director                             March 13, 1997
---------------------------------------------
           Joseph L. Bower


/s/ Richard E. Floor                                 Director                             March 13, 1997
---------------------------------------------
          Richard E. Floor


/s/ Bernard J. Korman                                Director                             March 13, 1997
---------------------------------------------
          Bernard J. Korman


/s/ Franco Modigliani                                Director                             March 13, 1997
---------------------------------------------
          Franco Modigliani


/s/ Ernest E. Monrad                                 Director                             March 13, 1997
---------------------------------------------
          Ernest E. Monrad




                                                      1933 Act File No. 33-_____
                                                      1940 Act File No. 811-5399

================================================================================




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM N-2


                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                   |X|


                      Pre-Effective Amendment No. __                       |_|

                    Post-Effective Amendment No. __                        |_|

                                     and/or

                             REGISTRATION STATEMENT
                   DER THE INVESTMENT COMPANY ACT OF 1940                  |_|

                             Amendment No. 21                              |X|


                              --------------------

                     THE NEW AMERICA HIGH INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                              --------------------



                                    EXHIBITS


================================================================================


                                       (1)

                                  EXHIBIT INDEX

      Exhibit                                                   Sequentially
      Number        Exhibit:                                    Numbered Page:
      -------       -------                                     -------------
         N          Consent of Arthur Andersen LLP
         R          Financial Data Schedule for the Registrant



                                      (2)

                                                                    Exhibit N


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report for The New America High Income Fund, Inc. dated January 17, 1997 (and to all references to our firm) included or incorporated by reference in Amendment No. 21 to Registration Statement File No. 811-5399.



                                                      /s/Arthur Andersen LLP
                                                      Arthur Andersen LLP


Boston, Massachusetts
March 10, 1997